UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

Tenneco Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Tenneco Inc. intends to release definitive copies of the proxy statement to stockholders on or about April 1, 2021.

Proxy Statement and

Notice of 2021 Annual Meeting

Driving Advancements in Global Mobility –

Solutions for cleaner, more efficient, comfortable and reliable performance

Friday, May 14, 2021 at 10:00 a.m., Central Time

To the Stockholders of Tenneco Inc.:

I cordially invite you to attend Tenneco’s 2021 Annual Meeting of Stockholders to be held Friday, May 14, 2021, at 10:00 a.m., Central Time. Similar to last year, this year’s annual meeting will be held entirely online to allow for greater participation in light of the ongoing public health impact of the coronavirus outbreak (COVID-19). Stockholders may participate in this year’s annual meeting by visiting the following website www.virtualshareholdermeeting.com/TEN2021.

Your vote is very important! Whether or not you plan to attend the annual meeting, we urge you to read the enclosed proxy statement and vote as soon as possible via the Internet, by telephone or, if you receive a paper proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form.

A record of our activities for the year 2020 is contained in our Form 10-K. Thank you for your confidence and continued support.

Brian J. Kesseler

Chief Executive Officer

Tenneco Inc.

April 1, 2021

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

What:	The Annual Meeting of Stockholders of Tenneco Inc. (the “Annual Meeting”)

When:	Friday, May 14, 2021 at 10:00 a.m., Central Time

Where:	Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and stockholders, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically, however you will be able to vote and submit questions electronically. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/TEN2021, you must enter the control number found on your proxy card, voting instruction form or Notice card.

Items of

Business:	1. To elect the 10 director nominees listed in this proxy statement;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for 2021;

3.	To approve our executive compensation in an advisory vote;

4.	To approve the Tenneco Inc. 2021 Long-Term Incentive Plan;

5.	To ratify the Section 382 Rights Agreement, dated as of April 15, 2020, between the Company and Equiniti Trust Company, as rights agent; and

6.	To consider any other matters, if properly raised.

Who may vote:	Owners of class A voting common stock (“class A common stock”) as of the close of business on March 24, 2021 may vote at the Annual Meeting.

Voting:	YOUR VOTE IS VERY IMPORTANT. All stockholders are cordially invited to attend the Annual Meeting virtually. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting, but if you are not able to attend virtually, please submit your vote as soon as possible as instructed in the Notice, proxy card or voting instruction form. You can vote via mail, telephone or the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting using one of these methods.

Stockholders of record have been mailed a Notice of Internet Availability of Proxy Materials, which provides stockholders with instructions on how to access our proxy materials and our Form 10-K on the Internet and, if they prefer, how to request paper copies of these materials.

Questions:	For any questions regarding the Annual Meeting, please contact Tenneco at (847) 482-5000, attention: Corporate Secretary.

By Order of the Board of Directors

Thomas J. Sabatino, Jr.

Corporate Secretary

Lake Forest, Illinois

April 1, 2021

The Notice of Annual Meeting of Stockholders and the attached proxy statement are first being made available to stockholders of record as of March 24, 2021 on or about April 1, 2021.

i

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2021

Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission, we have elected to provide stockholders access to our proxy materials over the internet. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) on April 1, 2021 to our stockholders of record. The Notice provides you with instructions regarding how to:

•	View our proxy materials for the 2021 Annual Meeting of Stockholders and our Form 10-K (which includes our audited financial statements) on the internet at www.proxyvote.com;

•	Instruct us to provide our future proxy materials to you electronically by email; and

•	If you prefer, request paper copies of our proxy materials and Form 10-K.

Plan participants who hold Tenneco shares in their 401(k) accounts and other stockholders who have previously requested paper copies of these materials may receive these materials by email or by mail. We elected to use electronic notice and access for our proxy materials because this process will reduce our printing and mailing costs and, by reducing the amount of printed materials, will reduce the environmental impact of our Annual Meeting of Stockholders. Choosing to receive your future proxy materials by email will help us in these efforts. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

PROXY STATEMENT

The Board of Directors (the “Board”) of Tenneco Inc. first released these proxy materials to our stockholders on or about April 1, 2021. We are furnishing this proxy statement in connection with the solicitation by our Board of proxies to be voted at the Annual Meeting of Stockholders on May 14, 2021 or at any adjournment or postponement thereof (the “Annual Meeting”). All references to “Tenneco,” “we,” “us,” “our” and “the company” refer to Tenneco Inc. and its consolidated subsidiaries.

PROXY SUMMARY

The following summary sets forth information contained elsewhere in this proxy statement. You should read the entire proxy statement before casting your vote.

Annual Meeting of Stockholders

Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and stockholders, the Annual Meeting will be held in a virtual meeting format only.

WHEN May 14, 2021, at 10:00 a.m., Central Time.

WHERE

You will not be able to attend the Annual Meeting physically however you will be able to vote and submit questions electronically. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/TEN2021, you must enter the control number found on your proxy card, voting instruction form or Notice card.

You are entitled to vote at the meeting if you were a holder of record of our class A voting common stock (“class A common stock”) at the close of business on March 24, 2021. Please see pages 5-8 for instructions on how to vote your shares.

Voting Recommendations of the Board

  Our Board recommends that you vote FOR the proposal below

Item	Description	Our Board’s Recommendation	Page
1.	Elect Directors	FOR EACH NOMINEE RECOMMENDED BY OUR BOARD	9
2.	Ratify appointment of the independent auditor	FOR	76
3.	Approve, on an advisory basis, executive compensation	FOR	78
4.	Approve the Tenneco Inc. 2021 Long-Term Incentive Plan (the “2021 LTIP”)	FOR	80
5.	To ratify the Section 382 Rights Agreement, dated as of April 15, 2020, between the Company and Equiniti Trust Company, as rights agent (the “Rights Agreement”)	FOR	90

Director Nominees

The Board has nominated the following 10 individuals to stand for election for a one-year term expiring at the annual meeting of stockholders to be held in 2022. Each nominee is independent, other than Mr. Kesseler. You can find additional information under “Election of Directors (Item 1)” beginning on page 9.

Name	Age	Director Since	Professional Background	Standing Board Committees
Roy V. Armes	68	2020	Former President and CEO, Cooper Tire & Rubber Company	Audit, Nominating / Governance
Thomas C. Freyman	66	2013	Former CFO, Abbott	Audit, Compensation
Denise Gray	58	2019	President of LG Energy Solution Michigan Inc. Tech Center	Audit, Compensation
Brian J. Kesseler	54	2016	Chief Executive Officer, Tenneco
Dennis J. Letham	69	2007	Former CFO, Anixter International
James S. Metcalf	63	2014	Chairman of the Board and CEO, Cornerstone Building Brands; Former Chairman, President and CEO, USG Corporation	Compensation
Aleksandra A. Miziolek	64	2020	Former Chief Transformation Officer and former Senior Vice President and General Counsel, Cooper-Standard Holdings Inc.	Compensation, Nominating / Governance
Charles K. Stevens, III	61	2020	Former Executive Vice President and Senior Advisor and former Executive Vice President and Chief Financial Officer of General Motors Company	Compensation, Nominating / Governance
John S. Stroup	54	2020	Executive Chairman, Belden, Inc.(until May 2021) and Operating Advisor to Clayton, Dubilier & Rice	Audit
Jane L. Warner	74	2004	Former Executive Vice President, Illinois Tool Works	Audit, Nominating / Governance

Board Composition

Key Features of Our Executive Compensation Program

•	Double-trigger change in control vesting for benefits and awards granted under our long-term incentive plan after November 5, 2020 (page 39)

•	Pay-for-performance strategy aligns executive and stockholder financial interests (page 41)

•	Incentive compensation made up approximately 87% of target Chief Executive Officer pay granted for 2020 (page 39)
•	Incentive pay programs feature multiple performance metrics (pages 43-48)

•	Rigorous stock ownership requirements for officers and directors (page 52)

•	No pledging or hedging of Tenneco stock by officers or directors (pages 52-53)

•	Clawback policy that requires reimbursement of incentive compensation in certain circumstances (page 53)

Governance Highlights

•	Nine of our 10 current director nominees are independent (page 21)

•	Significant Board and governance refreshment process in 2020, as a result of which (i) we appointed one of our independent directors as non-executive Chairman, (ii) our committees were reconstituted in April 2020 and remain fully independent, and (iii) four of nine independent director nominees have joined our Board since the beginning of 2020
•	Directors elected annually and majority voting for all directors in an uncontested election (plurality voting in a contested election), with a resignation policy for directors who fail to receive the required vote

•	Stockholders meeting certain requirements may nominate directors and have them included in the proxy statement, known as “proxy access” (page 26)

•	Extensive Board oversight of risk management, with particular focus on our strategic, operational, compliance and financial risks (page 22)

•	Separate Chairman and Chief Executive Officer roles (page 21)

•	Executive sessions of non-management directors are conducted regularly (page 21)

•	Comprehensive annual self-assessments of Board and its committees

•	Code of Conduct for directors, officers and employees and an additional Code of Ethical Conduct for Financial Managers that applies to our Chief Executive Officers, Chief Financial Officer and other key financial managers

•	Corporate Social Responsibility and Sustainability Report published on our website

Environmental and Social Highlights

For a more detailed view of the Company’s performance across our global portfolio, please see our Corporate Social Responsibility and Sustainability Report (CSR Report), which can be found on our public website. Our CSR Report was developed in accordance with the Global Reporting Initiative Standards. Additional disclosures about Human Capital Resources can be found in our 2020 Annual Report on Form 10-K filed with the SEC.

QUESTIONS AND ANSWERS

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following matters:

•	The election of the 10 director nominees named in this proxy statement to our Board, each for a term of one year;

•	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2021;

•	To approve our executive compensation in an advisory vote;

•	To approve the 2021 LTIP; and

•	To ratify the Rights Agreement.

The stockholders will also act on any other business that may properly come before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other record holder, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other record holder on how to vote your shares, and you are also invited to attend the Annual Meeting. Your broker, bank or other record holder should have enclosed or provided voting instructions for you to use in directing the voting of your shares.

What do I need to do to attend the Annual Meeting online?

Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and stockholders, we will be hosting the Annual Meeting via the Internet. It will be a completely virtual meeting. You will not be able to attend the Annual Meeting physically, but your right to vote will not be affected and you will be able to submit questions electronically during the annual meeting.

You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 24, 2021. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/TEN2021, you must enter the control number found on your proxy card, voting instruction form or notice card. If you are a beneficial shareholder, you may contact the bank, broker or other record holder where you hold your account if you have questions about obtaining your control number.

We encourage you to access the Annual Meeting online up to 30 minutes prior to its start time. If you encounter any difficulties accessing the Virtual Annual Meeting during the check-in or meeting time, please contact the technical support number that will be posted on the log-in page.

Additional information regarding the rules of conduct will be posted prior to and during the meeting at the abovementioned website.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our class A common stock at the close of business on March 24, 2021 are entitled to vote. There were [●] shares of class A common stock outstanding on March 24, 2021. Stockholders are entitled to cast one vote per share of class A common stock on all matters. There were [●] shares of class B non-voting common stock outstanding on March 24, 2021.

How do I vote my shares during the Annual Meeting?

During the Annual Meeting, you may vote shares held in your name as the stockholder of record or held in street name as the beneficial owner by following the instructions available on the meeting website, proxy card, voting instruction form or notice card.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How do I vote my shares without attending the Annual Meeting?

There are three ways to vote by proxy:

•	By Internet — You can vote over the internet by following the instructions on the Notice or proxy card;

•	By Mail — If you received your proxy materials by mail, you can vote by filling out the accompanying proxy card and returning it in the return envelope that we have enclosed for you; or

•	By Telephone — You can vote by telephone by following the instructions on the proxy card.

If you received a proxy card in the mail but choose to vote by internet or by telephone, you do not need to return your proxy card.

If your shares are held in street name, follow the voting instructions on the form that you receive from your bank, broker or other nominee. The availability of telephone and internet voting will depend on the bank’s, broker’s or other nominee’s voting process. Your bank, broker or other nominee may not be permitted to exercise voting discretion as to some of the matters to be acted upon. Therefore, please give voting instructions to your bank, broker or other nominee.

Unless you hold your shares through the company’s 401(k) plans, you may vote via the internet or by telephone until 11:59 p.m. Eastern Time, on May 13, 2021, or the company’s agent must receive your paper proxy card on or before May 13, 2021. If you hold your shares through the company’s 401(k) plans, you may vote via the internet or by telephone until 11:59 p.m., Eastern Time, on May 11, 2021, or the company’s agent must receive your paper proxy card on or before May 11, 2021.

How will my proxy be voted?

All properly completed, unrevoked proxies that are timely received will be voted in accordance with the specifications made.

If a properly executed, unrevoked written proxy card does not specifically direct the voting of shares covered, the proxy will be voted:

•	FOR the election of all nominees for election as director described in this proxy statement;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for 2021;

•	FOR the approval, in an advisory vote, of our executive compensation;

•	FOR the approval of the 2021 LTIP;

•	FOR the ratification of the Rights Agreement; and

•	in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

The Board is not aware of any other matters that may properly come before the Annual Meeting. However, should any such matters come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy card to vote all proxies (unless otherwise directed by stockholders) in accordance with their judgment on such matters.

May I revoke or change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before it is actually voted by giving written notice of revocation to our Corporate Secretary, by delivering a proxy bearing a later date (including by telephone or by internet) or by attending virtually and voting during the Annual Meeting. Virtual attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other record holder or, by attending virtually and voting during the Annual Meeting.

Will my vote be made public?

All proxies, ballots and voting materials that identify the votes of specific stockholders will generally be kept confidential, except as necessary to meet applicable legal requirements and to allow for the tabulation of votes and certification of the vote.

What constitutes a quorum, permitting the Annual Meeting to conduct its business?

The presence at the Annual Meeting, in person or by proxy, of holders of a majority of the issued and outstanding shares of class A common stock as of the record date is considered a quorum for the transaction of business. If you submit a properly completed proxy or if you virtually attend the Annual Meeting to vote during the meeting, your shares of class A common stock will be considered part of the quorum.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. The election of directors (Item 1), the advisory vote on executive compensation (Item 3), the approval of the 2021 LTIP (Item 4) and the ratification of the Rights Agreement (Item 5) are “non-discretionary” items. If you do not instruct your bank, broker or other nominee how to vote with respect to any of these items, your bank, broker or other nominee may not vote with respect to the applicable proposal and those votes will be counted as “broker non-votes.”

How many votes are needed to approve a proposal?

Assuming the presence of a quorum, each director nominee receiving a majority of the votes cast at the Annual Meeting (in person or by proxy) will be elected as a director (Item 1). A “majority of the votes cast” means the number of “For” votes cast exceeds the number of “Against” votes cast. A proxy marked “Abstain” with respect to any director will not be counted in determining the total number of votes cast. Because the election of directors is determined on the basis of a majority of the votes cast, abstentions and broker non-votes have no effect on the election of directors.

Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent public accountants for 2021 (Item 2), to approve our executive compensation in an advisory vote (Item 3) and to ratify the Rights Agreement (Item 5). Because the vote standard for the approval of these proposals is a majority of shares present and entitled to vote, abstentions have the effect of a vote against the proposals and broker non-votes have no effect on the proposals.

Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the 2021 LTIP (Item 4). Because the vote standard for the approval of this proposal is a majority of the votes cast, abstentions have the effect of a vote against the proposal and broker non-votes have no effect on the proposal.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

How can I find the voting results of the Annual Meeting?

We will report the voting results in a Current Report on Form 8-K within four business days after the end of the Annual Meeting.

How is the solicitation being made?

The cost of solicitation of proxies will be borne by us. Solicitation will be made by mail, and may be made by directors, officers and employees, personally or by telephone, email or fax. Proxy cards and materials also will be distributed to beneficial owners of stock through brokers, custodians, nominees and other like parties, and we expect to reimburse such parties for their charges and expenses. We have engaged Innisfree M&A Incorporated to assist us in the solicitation of proxies, at an estimated cost of $25,000 plus expense reimbursement.

Does Tenneco allow stockholders to have proxy access for the nomination of directors?

Yes. The Board has adopted proxy access By-Law provisions to permit eligible stockholders to include nominees in the company’s proxy statement and form of proxy. See “Submission of Stockholder Proposals” for further information.

Where can I find more information about Tenneco?

We file reports and other information with the U.S. Securities and Exchange Commission (“SEC”). This information is available at our website at http://www.tenneco.com and at the internet site maintained by the SEC at http://www.sec.gov.

ELECTION OF DIRECTORS (ITEM 1)

Our Board is currently comprised of 10 directors, Roy V. Armes, Thomas C. Freyman, Denise Gray, Brian J. Kesseler, Dennis J. Letham, James S. Metcalf, Aleksandra A. Miziolek, Charles K. Stevens, III, John S. Stroup and Jane L. Warner.

Unless otherwise indicated in your proxy, the persons named as proxy voters in the accompanying proxy card, or their substitutes, will vote your proxy for all the nominees, each of whom has been designated as such by the Board. In the event that any nominee for director withdraws or for any reason is not able to serve as a director, we will vote your proxy for the remainder of those nominated for director (except as otherwise indicated in your proxy) and for any replacement nominee designated by the Nominating and Governance Committee of the Board.

You may vote “For” or “Against” any or all of the director nominees, or you may “Abstain” from voting. Assuming a quorum, each director nominee receiving a majority of the votes cast at the Annual Meeting (in person or by proxy) will be elected as a director. A “majority of the votes cast” means the number of “For” votes cast exceeds the number of “Against” votes cast. A proxy marked “Abstain” with respect to any director will not be counted in determining the total number of votes cast.

If an incumbent director is not elected, that director remains in office until the director’s successor is duly elected and qualified or until the director’s death, resignation or retirement. To address this potential outcome, the Board adopted a director resignation policy in Tenneco’s By-Laws. Under this policy, the Board will nominate for directors only those incumbent candidates who tender, in advance, irrevocable resignations, and the Board has obtained such conditional resignations from the nominees in this year’s proxy statement. The irrevocable resignations will be effective upon the failure to receive the required vote at any annual meeting of stockholders at which they are nominated for re-election and Board acceptance of the resignation. If a nominee fails to receive the required vote, the Nominating and Governance Committee will recommend to the Board whether to accept or reject the tendered resignation. The Board will publicly disclose its decision within 90 days following certification of the stockholder vote. The director whose resignation is under consideration will not participate in the recommendation of the Nominating and Governance Committee or the Board’s decision with respect to the resignation. If the Board does not accept the resignation, the director will continue to serve until the next annual meeting of stockholders and until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts the resignation, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board (but not below the minimum number of directors required under our Certificate of Incorporation).

Included in the incumbent directors nominated for re-election is Mr. John S. Stroup, who was appointed by the Board as a director effective September 18, 2020, after being identified by an independent third-party search firm that was engaged by our Nominating and Governance Committee.

The following table identifies the balance of experience, skills and qualifications that the nominees bring to the Board. The skills and qualifications that are marked below are reviewed by the Governance Committee and the Board when making nomination decisions and reviewing Board succession planning and the fact that a particular skill or qualification is not designated as to one or more nominees does not mean that those nominees do not also possess the specific experience and qualification. The table below illustrates how the Board is well-positioned to provide direction and oversight with respect to our overall performance, strategic direction and significant corporate policies.

The name, age and business experience of each nominee follows, as well as a description of the specific experience and qualifications of each nominee that led to the Board’s conclusion that such nominee should serve as a director.

MEMBERS OF THE BOARD

Nominees for Election to the Board

The Board recommends that you vote FOR each nominee listed below.

Roy V. Armes Age: 68 Committee: Audit, Nominating and Governance

Mr. Armes is the former Chairman, President and Chief Executive Officer of Cooper Tire & Rubber Company (“Cooper”), a global company that specializes in the design, manufacture, marketing and sales of passenger car, light and medium truck, motorcycle and racing tires. Prior to joining Cooper in January 2007, Mr. Armes concluded an extensive career at Whirlpool Corporation, where he served in a variety of leadership positions across the company, both in the U.S. and key emerging markets globally, most recently serving as Senior Vice President, Project Management Office. Mr. Armes has served as a director of AGCO Corporation since 2013 and The Manitowoc Company, Inc. since 2018. He formerly was a board member of JLG Industries, Inc. Mr. Armes joined our Board in March 2020.

Skills and qualifications:

As the former Chairman, President and Chief Executive Officer of Cooper, Mr. Armes brings significant industry knowledge and experience in the automotive aftermarket and with original equipment manufacturers, the two primary channels through which Tenneco sells its products. Mr. Armes holds a bachelor’s degree in mechanical engineering from the University of Toledo.

Thomas C. Freyman Age: 66 Committees: Audit (Chair), Compensation

Mr. Freyman served as Executive Vice President, Finance and Administration for Abbott Laboratories from June 2015 until his retirement in February 2017. Prior to that, he served as Chief Financial Officer and Executive Vice President, Finance for Abbott Laboratories since 2004. He was first appointed Chief Financial Officer and Senior Vice President, Finance in 2001. From 1999 to 2001, he served as Vice President and Controller of Abbott Laboratories’ Hospital Products Division. Prior to that, he held a number of financial planning and analysis positions with Abbott Laboratories including Treasurer for Abbott Laboratories’ international operations and Corporate Vice President and Treasurer. Mr. Freyman is a director of Hanger, Inc. and AbbVie Inc. Mr. Freyman was formerly a director of Allergan plc (prior to its acquisition by AbbVie Inc. in May 2020). He has been a director of our company since 2013.

Skills and qualifications:

As a former Chief Financial Officer of a Fortune 200 company†, Mr. Freyman brings substantial expertise in finance and accounting to our Board and our Audit Committee. Throughout his more than 30-year career with Abbott Laboratories, Mr. Freyman served in diverse financial and accounting roles throughout Abbott Laboratories’ global organization. Prior to his career with Abbott

Laboratories, he was a certified public accountant with the firm of Ernst & Whinney (now Ernst & Young) where he gained substantial experience in auditing, tax and financial reporting. The Board has designated Mr. Freyman as an “audit committee financial expert” as that term is defined in the SEC’s rules adopted pursuant to the Sarbanes-Oxley Act of 2002. Mr. Freyman holds a bachelor’s degree in Accounting from the University of Illinois and a master’s degree in management from Northwestern University.

†	At the time of his retirement.

Denise Gray Age: 58 Committees: Audit, Compensation

Ms. Gray is currently president of LG Energy Solution Michigan Inc. Tech Center in Troy, Michigan overseeing the North American subsidiary of South Korean LG Energy Solution Inc., one of the world’s largest lithium-ion battery manufacturers. Prior to that she was President and Chief Executive Officer of LG Chem Power, Inc., a company focused on bringing lithium-ion polymer battery technology to North America for applications in the automotive and commercial markets from September 2015 until March 2018. From March 2013 until September 2015 she was Vice President, Powertrain Electrification at AVL List GMBH in Graz, Austria and North America. She also spent 30 years at General Motors in roles of increasing responsibility including heading up Global Battery Systems Engineering where she was recognized as “the battery czar,” and a driving force behind General Motors’ Chevrolet Volt vehicle. She has been a director of our company since March 2019.

Skills and qualifications:

With over 30 years of experience in the automotive industry, Ms. Gray has substantial understanding of the opportunities and needs of our business. Her current and former leadership roles as a President and Chief Executive Officer of companies at the forefront of battery technology bring valuable insight into the future direction of the automotive industry to our company. She holds a bachelor’s degree in Electrical Engineering from Kettering University and a master’s degree in Engineering Management Technology from Rensselaer Polytechnic Institute.

Brian J. Kesseler Age: 54

Mr. Kesseler was named our Chief Executive Officer in January 2020 and served as our Co-Chief Executive Officer from October 2019 to January 2020. Mr. Kesseler joined Tenneco in January 2015 as our Chief Operating Officer until his appointment in May 2017 as our Chief Executive Officer. Prior to that, Mr. Kesseler was president of Johnson Controls Power Solutions, and served as Chief Operating Officer for that business from May 2012 until January 2013. He originally joined Johnson Controls in 1994 and served in leadership roles of increasing responsibility including, from 2009 to 2012, in the Building Efficiency division, where he was Vice President and General Manager with responsibility for Europe Systems & Services, North America Service and the Unitary Products Group. Prior to Johnson Controls, he was with Ford Motor Company, serving in the North America Assembly operations. He has been a director of our company since 2016.

Skills and qualifications:

Mr. Kesseler brings to our Board more than 30 years of experience in the automotive industry in increasingly senior management roles. As Chief Operating Officer, he oversaw our global operations for over two years, including in key growth areas. Mr. Kesseler has extensive knowledge of our company and its global operations. That, together with his passion for our industry, leadership qualities and track record of elevating performance, makes him a particular asset to our company, both as a member of the Board and as our Chief Executive Officer. Mr. Kesseler holds a bachelor’s degree in Finance from Michigan State University and an M.B.A. from Baldwin-Wallace College.

Dennis J. Letham Age: 69 Chairman

Mr. Letham served as Executive Vice President, Finance and Chief Financial Officer of Anixter International Inc. from 1995 until his retirement in June 2011, where he oversaw the company’s finance, accounting, tax, legal, human resources and internal audit activities in 50 countries. Before assuming his role as Chief Financial Officer in 1995, Mr. Letham served as Executive Vice President and Chief Financial Officer of Anixter, Inc., the principal operating subsidiary of Anixter International, which he joined in 1993. Previously, he had a 10-year career with National Intergroup Inc., where he was Senior Vice President and Chief Financial Officer, as well as Vice President and Controller, Director of Corporate Accounting and Manager for Internal Audit. Mr. Letham began his career at Arthur Andersen & Co. in 1973 where he held progressive responsibilities in the Audit Department. Mr. Letham is a director of Extra Space Storage Inc. and chairman of its audit committee and was a director of Interline Brands, Inc. and chairman of its audit committee through August 2015 when it was sold to The Home Depot, Inc. He has been a director of our company since 2007.

Skills and qualifications:

Mr. Letham’s substantial experience in finance and accounting makes him a valuable asset to our Board and our Audit Committee. Throughout his more than 40-year career, Mr. Letham has gained a deep understanding of the operations and financial reporting and accounting functions of large organizations. His 15 years of experience as the Chief Financial Officer of Anixter, a large international public company, give him substantial insight into the complex financial, accounting and operational issues that a large multinational company such as ours can encounter. Mr. Letham holds a bachelor’s degree from Pennsylvania State University’s Accounting Honors program. He also is a Certified Public Accountant.

James S. Metcalf Age: 63 Committee: Compensation (Chair)

Mr. Metcalf is Chairman of the Board and Chief Executive Officer of Cornerstone Building Brands, the newly merged NCI Building Systems, Inc. and Ply Gem Building Products Company. He retired in October 2016 as the Chairman, President and Chief Executive Officer of USG Corporation. At the time of his retirement, he had served as its Chairman since December 2011 and had served as its Chief Executive Officer and President since January 2011. From January 2006 through January 2011, he was President and Chief Operating Officer of USG. Prior to that Mr. Metcalf held many positions at USG including President, Building Systems; President and Chief Executive Officer, L&W Supply; Senior Vice President, Sales and Marketing, USG Interiors, Inc.; Vice President, National Accounts, United States Gypsum Company; Director, Retail Marketing, USG Corporation; Director, Retail Sales, USG Interiors, Inc.; and National Accounts Manager, United States Gypsum Company. He also serves as a board member for the National Association of Manufacturers and as a policy advisory board member for the Joint Center for Housing Studies at Harvard University. He has been a director of our company since 2014.

Skills and qualifications:

As a current and former Chief Executive Officer of major manufacturers of construction materials, Mr. Metcalf brings substantial executive leadership experience to our Board and our Nominating and Governance Committee. Further, Mr. Metcalf’s service in leadership roles in multiple areas within a large manufacturing company gives him particular insight into the types of strategic, operational and financial issues faced by companies such as ours. Mr. Metcalf holds a bachelor’s degree from The Ohio State University. He also holds an M.B.A. from Pepperdine University and completed the Stanford Executive Program.

Aleksandra (“Aleks”) A. Miziolek Age: 64 Committee: Compensation, Nominating and Governance

Ms. Miziolek concluded an approximately 6-year tenure in 2019 with Cooper-Standard Holdings Inc., a leading global supplier of systems and components for the automotive industry, most recently serving as Chief Transformation Officer. In this role, Ms. Miziolek led crucial transformation initiatives aimed at increasing profitability and was actively involved in the development of the Company’s growth strategy for its nonautomotive specialty markets and material science businesses. She also served as Cooper-Standard Holdings’ Senior Vice President, General Counsel, Secretary and Chief Compliance Officer beginning in 2014. Prior to joining Cooper-Standard Holdings, Ms. Miziolek spent 32 years with the law firm of Dykema Gossett, where she held several key leadership positions, such as Director of the Automotive Industry Group, and built a successful M&A and infrastructure practice spanning multiple industries. She has been a director of our company since March 2020.

Skills and qualifications:

Her in-depth knowledge of the automotive industry, experience leading transformational initiatives and significant legal expertise make her a valuable addition to our board. Ms. Miziolek holds a juris doctor and bachelor’s degree from Wayne State University. She is also a NACD Board Leadership Fellow and serves as an Advisor to OurOffice, Inc., a DEI technology solutions provider.

Charles K. Stevens, III Age: 60 Committees: Compensation, Nominating and Governance

Mr. Stevens retired from General Motors Company (“GM”) in March 2019 after a 40-year career at the company. Mr. Stevens served as Executive Vice President and Senior Advisor of GM between September 2018 and March 2019. Prior to that, he was Executive Vice President and Chief Financial Officer from January 2014 until September 2018 where he was responsible for leading GM’s financial and accounting operations worldwide. He served as Chief Financial Officer of GM North America from 2010 until 2014. He served as Interim Chief Financial Officer of GM South America from 2011 to 2013 and led GM’s financial operations for GM Mexico from 2008 to 2010 and GM Canada from 2006 to 2008. From 1994 to 2005, he held several leadership positions in GM’s Asia Pacific Region. He began his career at Buick Motor Division in 1978. Mr. Stevens currently serves on the boards of directors of Masco Corporation (since 2018), Flex Ltd. (since 2018), and Eastman Chemical Company (since 2020). He has been a director of our company since February 2020.

Skills and qualifications:

As the former Chief Financial Officer of General Motors, Mr. Stevens brings significant auto industry experience and expertise across finance and accounting operations, international financial matters and mergers and acquisitions. He received a bachelor’s degree in Industrial Administration from General Motors Institute (now Kettering University) and an M.B.A. from the University of Michigan, Flint.

John S. Stroup Age: 54 Committee: Audit

Mr. Stroup is the Executive Chairman† of Belden, Inc. (“Belden”) since 2020, a global supplier of specialty networking solutions built around two global business platforms - Enterprise Solutions and Industrial Solutions. Mr. Stroup is also an Operating Advisor to Clayton, Dubilier & Rice. Mr. Stroup joined Belden as President and Chief Executive Officer in 2005. He has been the Chairman of the Board of Belden since 2016. Prior to Belden, Mr. Stroup was employed by Danaher Corporation, a manufacturer of professional instrumentation, industrial technologies, and tools and components, since 2000. At Danaher, he initially served as Vice President, Business Development and was promoted to President of a division of Danaher’s Motion Group and later to Group Executive of the Motion Group. Earlier, he was Vice President of Marketing and General Manager with Scientific Technologies Inc. Mr. Stroup is a director of RBS Global, Inc. RBS Global manufactures power transmission components, drives, conveying equipment and other related products under the Rexnord name. He has been a director of our company since September 2020.

Skills and qualifications:

His experience in strategic planning and general management of business units of other public companies, coupled with his in-depth knowledge of the Company, makes him an integral member of the Board and a highly qualified intermediary between management and the Company’s non-employee directors. He received a bachelor’s degree in Mechanical Engineering from Northwestern University and an M.B.A. from the University of California - Berkeley.

†	Mr. Stroup intends to retire from Belden in May 2021, following Belden’s annual meeting of shareholders.

Jane L. Warner Age: 74 Committees: Audit, Nominating and Governance (Chair)

From August 2007 until her retirement in March 2013, Ms. Warner served as Executive Vice President at Illinois Tool Works Inc., a Fortune 200† diversified manufacturer of highly engineered components and industrial systems and consumables, where she had worldwide responsibility for its Decorative Surfaces and Finishing Systems businesses. Ms. Warner joined Illinois Tool Works Inc. in December 2005 as Group President of its Worldwide Finishing business. She was previously the President of Plexus Systems, L.L.C., a manufacturing software company, from June 2004 to December 2005, and a Vice President with Electronic Data Systems from 2000 through June 2004, where she led their global manufacturing group. Ms. Warner served as Executive Vice President for first tier supplier Textron Automotive from 1994 through 1999, where she was President of its Kautex North America and Randall divisions. Previously, Ms. Warner held executive positions in manufacturing, engineering and human resources over a 20-year span at General Motors Corporation. Ms. Warner is a board member of Brunswick Corporation. Ms. Warner served on the board of directors of MeadWestvaco Corporation through August 2014 and Regal Beloit Corporation through April 2020. She is also a Trustee for John G. Shedd Aquarium and chairs its long range planning committee. She has been a director of our company since 2004.

Skills and qualifications:

With over 20 years of automotive industry experience, Ms. Warner has particular appreciation of the challenges facing our customers. Her automotive industry expertise is supplemented by her leadership roles in global manufacturing and manufacturing information systems businesses, both of which are of particular relevance to a global manufacturing company such as ours. She also brings to us the financial understanding she has gained through her business unit leadership and as a member of the audit committee of both MeadWestvaco and Regal Beloit. Ms. Warner received bachelor’s and master’s degrees from Michigan State University. She also received an M.B.A. from Stanford University where she was a Sloan Fellow.

†	At the time of her retirement.

CORPORATE GOVERNANCE

Overview

We have established a comprehensive corporate governance plan for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with these responsibilities and standards. As part of its annual review process, the Board monitors developments in the area of corporate governance. Summarized below are some of the key elements of our corporate governance plan. Many of these matters are described in more detail elsewhere in this proxy statement.

Corporate Governance Enhancements

The Board named Dennis J. Letham as our non-executive Chairman of the Board in July 2020, and reconstituted the membership and appointed new chairpersons of each Board committee in April 2020. These changes were part of Tenneco’s significant 2020 Board and governance refreshment. In addition, four of our nine independent director nominees have joined our Board since the beginning of 2020.

Enhanced Director Independence (see p. 21)

Nine of our 10 current directors and nominees are independent under the New York Stock Exchange (“NYSE”) listing standards.

Non-management directors are scheduled to meet separately in executive session after every regularly scheduled Board meeting.

Audit Committee (see pp. 27-28 and pp. 74-75, 77)

All members meet the independence standards for audit committee membership under the NYSE listing standards and applicable SEC rules.

Each of Messrs. Freyman, Armes and Stroup has been designated as an “audit committee financial expert” as defined in the SEC rules.

All members of the Audit Committee satisfy the NYSE’s financial literacy requirements.

The Audit Committee operates under a written charter that governs its duties and responsibilities, including its sole authority to appoint, review, evaluate and replace our independent auditors.

The Audit Committee has adopted policies and procedures governing the pre-approval of all audit, audit-related, tax and other services provided by our independent auditors.

Compensation Committee (see pp. 23-24 and p. 73)

All members meet the independence standards for compensation committee membership under the NYSE listing standards.

The Compensation Committee operates under a written charter that governs its duties and responsibilities, including the responsibility for executive compensation.

Nominating and Governance Committee (see pp. 24-25)

All members are independent under the NYSE listing standards.

The Nominating and Governance Committee operates under a written charter that governs its duties and responsibilities.

Corporate Governance Principles

We have adopted Corporate Governance Principles, including qualification and independence standards for directors.

Stockholder Proxy Access (see p. 26)

The Board has adopted proxy access By-Law provisions to permit eligible stockholders to include nominees in the company’s proxy statement and form of proxy.

Stock Ownership Guidelines (see p. 52)

We have adopted Stock Ownership Guidelines to align the interests of our executives and directors with the interests of our stockholders and promote our commitment to sound corporate governance.

The Stock Ownership Guidelines apply to the non-management directors, the Chairman, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, all Executive Vice Presidents, all Senior Vice Presidents and Vice Presidents (in the executive compensation band).

Anti-Hedging Policy and Trading Restrictions (see p. 52)

We have an insider trading policy which, among other things, prohibits our directors, officers and other employees from engaging in “insider trading,” trading in our securities on a short-term basis, purchasing our securities on margin, short-selling our securities or entering into transactions designed to hedge the risks and benefits of ownership of our securities.

Anti-Pledging Policy (see p. 53)

We have a policy under which our directors and executive officers are prohibited from pledging our securities as collateral.

Accounting Complaints and Communications with the Directors (see p. 29)

The Audit Committee has established a process for confidential and anonymous submissions by our employees, as well as submissions by other interested parties, regarding questionable accounting or auditing matters. Additionally, the Board has established a process for stockholders to communicate with the Board, as a whole, or any independent director.

Codes of Business Conduct and Ethics

We operate under a Code of Conduct that applies to all directors, officers and employees and covers a broad range of topics, including data security, compliance with laws, restrictions on gifts and conflicts of interest. All salaried employees are required to affirm from time to time in writing their acceptance of, and compliance with, the Code of Conduct.

We have also adopted a Code of Ethical Conduct for Financial Managers that applies to our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Controller and other key financial managers.

Transactions with Related Persons (see pp. 29-31)

We have adopted a Policy and Procedure for Transactions with Related Persons, under which our Audit Committee must generally pre-approve transactions involving more than $120,000 with our directors, executive officers, 5% or greater stockholders and their immediate family members.

Equity Award Policy (see p. 51)

We have adopted a written policy to be followed for all issuances by our company of compensatory awards in the form of our common stock or any derivative of our common stock.

Clawback Policy (see p. 53)

We have adopted a clawback policy under which we will, in specified circumstances, require reimbursement of annual and long-term incentives paid to an executive officer.

Double-Trigger Vesting (see p. 39)

Beginning with benefits and awards granted after November 2020, our long-term incentive plan provides that, in general, upon a change in control, the vesting will be accelerated if a qualifying termination occurs within 24 months.

Personal Loans

We comply with and operate in a manner consistent with the legislation prohibiting extensions of credit in the form of a personal loan to or for our directors or executive officers.

Governance Information Available Online

Additional information about our Governance and Company Policies is available on the internet at www.tenneco.com. (The contents of the website are not, however, a part of this proxy statement.)

Information on-line includes: Audit Committee, Compensation Committee and Nominating and Governance Committee Charters, Governance Principles, Stock Ownership Guidelines, Accounting Complaints Policy, Code of Ethical Conduct for Financial Managers, Code of Conduct, Policy and Procedures for Transactions with Related Persons, Equity Award Policy, Clawback Policy, Insider Trading Policy, Director Communications Policy, and Audit/Non-Audit Services Policy.

We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K and applicable NYSE rules regarding amendments to or waivers of our Code of Ethical Conduct for Financial Managers and Code of Conduct by posting this information on our website at www.tenneco.com.

The Board and Its Committees

Board Leadership Structure

Our Board currently is comprised of 10 directors, nine of whom are independent and one of whom is an officer of our company. The Board believes that our ratio of outside directors to inside directors represents a commitment to the independence of the Board and a focus on matters of importance to our stockholders.

	Independent	Standing Committees	Role

Mr. Armes	✓	Audit, Nominating and Governance

Mr. Freyman	✓	Audit, Compensation	Audit Committee Chair

Ms. Gray	✓	Audit, Compensation

Mr. Kesseler

Mr. Letham	✓		Chairman

Mr. Metcalf	✓	Compensation	Compensation Committee Chair

Ms. Miziolek	✓	Compensation, Nominating and Governance

Mr. Stroup	✓	Audit

Mr. Stevens	✓	Compensation, Nominating and Governance

Ms. Warner	✓	Audit, Nominating and Governance	Nominating and Governance Committee Chair

On May 9, 2020. Mr. Gregg Sherrill, then Chairman of the Board, notified the Board of his intention to retire from the Board prior to the 2021 Annual Meeting. The Board appointed Mr. Letham, then our Lead Independent Director, to serve as our non-executive Chairman of the Board following Mr. Sherrill’s departure. Mr. Letham presides at all meetings of stockholders and the Board. With Mr. Kesseler’s appointment as Chief Executive Officer in May 2017, the Chairman and Chief Executive Officer roles were split. By having separate roles, the Chief Executive Officer is able to focus on the day-to-day business and affairs of the company and the Chairman is able to focus on key strategic issues, Board leadership and communication. Upon Tenneco’s completion of the acquisition of Federal-Mogul on October 1, 2018, Mr. Kesseler and Roger J. Wood were appointed Co-Chief Executive Officers in anticipation of our planned separation into two independent publicly traded companies. In January 2020, Mr. Wood ceased serving as Co-Chief Executive Officer, and Mr. Kesseler again became our sole Chief Executive Officer. Our Board believes this leadership structure is in the best interests of our company and its stockholders.

The non-management directors on the Board and each of its committees meet in regularly scheduled executive sessions without any members of management present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. Our system has provided and will continue to provide appropriate checks and balances to protect stockholder value and allows for efficient management of our company.

Our Board has three standing committees — the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of these committees consists solely of independent directors and has its own chair who is responsible for directing the work of the committee in fulfilling its responsibilities.

Role of Board in Risk Oversight

Our Board recognizes that, although risk management is primarily the responsibility of the company’s management team, the Board plays a critical role in the oversight of risk, including the identification and management of risk. The Board believes that an important part of its responsibilities is to assess the major risks we face and review our strategies for monitoring and controlling these risks. The Board’s involvement in risk oversight involves the full Board, the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.

We perform an annual enterprise risk assessment, which originates within our internal audit department and is performed in accordance with the standards adopted by the Committee of Sponsoring Organizations of the Treadway Commission (CSO). As part of its assessment, our internal audit department interviews each of our directors, as well as members of management, regarding the strategic, operational, legal, compliance, financial, environmental, safety, information technology, cybersecurity and reputational risks that our company faces. Our Vice President of Internal Audit and Chief Financial Officer review the results of this annual enterprise risk assessment with our Board. In addition, throughout the year, the Board meets with senior management to discuss:

•	current business trends affecting us;

•	the major risk exposures facing us; and

•	the steps management has taken to monitor and mitigate such risks.

The Board receives presentations throughout the year from senior management and leaders of our business units and functional groups regarding specific risks that we face. Finally, on an annual basis, management provides a comprehensive strategic review to the Board, which includes a discussion of the major risks faced by our company and our strategies to manage and minimize these risks.

The Audit Committee meets frequently during the year with senior management, our Vice President of Internal Audit and our independent public accountants and discusses the major risks facing us, and the steps management has taken to monitor and control such risks, as well as the adequacy of internal controls that could mitigate risks that could significantly affect our financial statements. At each regularly scheduled meeting, our Vice President of Internal Audit reviews with the Audit Committee the results of internal audit activities and testing since the Audit Committee’s prior meeting. In addition, at each regularly scheduled Audit Committee meeting, the company’s General Counsel provides a report to the Audit Committee regarding any significant litigation, environmental and regulatory risks faced by our company. The Audit Committee also maintains oversight over the company’s compliance programs, including compliance with the company’s Code of Conduct. The Chair of the Audit Committee provides the Board with a report concerning its risk oversight activities at each Board meeting. The Compensation Committee reviews our compensation structures and programs to ensure that they do not encourage excessive risk-taking. Further, our Nominating and Governance Committee reviews our policies and strategies related to matters of sustainability and corporate responsibility that are significant to the company and our stakeholders.

Director Independence

The Board has determined that all of our current non-management directors are “independent” as that term is defined under the listing standards of the NYSE. As part of its analysis, the Board determined that none of the non-management directors has a direct or indirect material relationship with our company. Under written guidelines adopted by the Board, the following commercial or charitable relationships are not considered to be material relationships that would impair a director’s independence:

•

the director is an employee, director or beneficial owner of less than 10% of the shares of another company that (directly or indirectly through its subsidiaries or affiliates) does business with us and the annual sales to, or purchases from, us are less than 1% of the annual consolidated revenues of both our company and the other company;

•

the director is an employee, director or beneficial owner of less than 10% of the shares of another company that (directly or indirectly through its subsidiaries or affiliates) is indebted to us, or to which we are indebted, and the total amount of either company’s consolidated indebtedness to the other is less than 1% of the total consolidated assets of the indebted company;

•

the director is an employee, director or beneficial owner of another company in which we own a common equity interest, and the amount of our interest is less than 5% of the total voting power of the other company; or

•

the director serves as an employee, director or trustee of a charitable organization, and our discretionary charitable contributions to the organization are less than 1% of that organization’s total annual charitable receipts.

Board Meetings

During 2020, the Board held 20 meetings. All of our directors attended 75% or more of all meetings of the Board and the committees of the Board on which they served during 2020. The Board is scheduled to meet in executive session, without management, after every regularly scheduled Board meeting. Mr. Letham presides at all executive sessions of the Board.

All directors serving at the time attended last year’s annual meeting of stockholders. The Board has a policy that, absent unusual circumstances, all directors attend our annual meetings of stockholders.

Compensation Committee

The Compensation Committee is comprised solely of outside directors who meet the independence standards for compensation and nominating committee members as set forth in the NYSE listing standards.

The Compensation Committee has the responsibility, among other things, to:

•	establish the compensation of our executive officers;

•	examine periodically our compensation philosophy and structure;

•	supervise our welfare and pension plans and compensation plans;

•	produce a report on executive compensation for inclusion in our annual proxy statement in accordance with applicable rules and regulations of the SEC;

•	review our compensation practices and policies for our employees to determine whether those practices and policies are reasonably likely to have a material adverse effect on us;

•	oversee our chief executive officer evaluation and succession planning;

•

review and recommend to the Board any company proposal regarding the advisory vote on executive compensation and any company proposal regarding the frequency of the advisory vote on executive compensation;

•	oversee our management evaluation and succession planning and our diversity initiatives in connection with management succession; and

•	review the qualifications of, and recommend candidates for, election as officers of our company.

The Compensation Committee operates pursuant to a written charter, the current version of which was reaffirmed by the Board and the Compensation Committee in February 2021 as part of their annual review process. The Compensation Committee held 10 meetings during 2020.

For 2020, the Compensation Committee retained the services of Meridian Compensation Partners, LLC (“Meridian”) as its principal outside compensation consultant. Meridian reports directly to the Compensation Committee and has been engaged to:

•

assist the committee in reviewing and assessing the adequacy of executive compensation, including salary, annual cash incentive award targets and equity-based and other long-term incentive compensation awards;

•	provide plan design advice; and

•	provide annual competitive market studies against which committee members can analyze executive compensation.

From time to time, the Compensation Committee will review materials prepared by other consultants to assist them with specific compensation matters. For a discussion of the role of our executive officers in the establishment of executive officer compensation, see “Executive Compensation — Compensation Discussion and Analysis.” Our executive officers do not participate in the process for establishing director compensation.

A report of the Compensation Committee regarding executive compensation appears elsewhere in this proxy statement. For a more detailed discussion of the processes and procedures for considering and determining executive compensation, see “Executive Compensation — Compensation Discussion and Analysis.”

Nominating and Governance Committee

The Nominating and Governance Committee is comprised solely of outside directors who meet the general independence standards as set forth in the NYSE listing standards.

The Nominating and Governance Committee has the responsibility, among other things, to:

•	review and determine the desirable balance of experience, qualifications and expertise among members of the Board;

•	identify possible candidates for membership on the Board and recommend a slate of nominees for election as directors at each annual meeting of stockholders;

•	review the function and composition of the other committees of the Board and recommend membership on these committees;

•	oversee our director compensation program;

•	develop and recommend to the Board for approval any revisions to our Corporate Governance Principles; and

•	oversee our policies and strategies related to matters of sustainability, corporate responsibility, political contributions and philanthropy.

The Nominating and Governance Committee operates pursuant to a written charter, the current version of which was reaffirmed by the Board and the Nominating and Governance Committee in February 2021 as part of their annual review process. The Nominating and Governance Committee held nine meetings during 2020.

For 2020, the Nominating and Governance Committee utilized the services of Meridian its principal outside compensation consultant with respect to director compensation. Meridian reports directly to the Nominating and Governance Committee in connection with apprising the committee members regarding best practices and pay levels in association with director compensation.

For our director compensation, Meridian prepares comparative market data and presents that information directly to the Nominating and Governance Committee. The Nominating and Governance Committee reviews this data and establishes director compensation in consultation with Meridian.

Other than its services as a compensation consultant, Meridian provides no other services to the Nominating and Governance Committee, the Compensation Committee or our company.

Consideration of Director Nominees

The Nominating and Governance Committee regularly assesses the size of the Board, the need for expertise on the Board and whether any vacancies are expected on the Board. The Nominating and Governance Committee’s process for identifying and evaluating nominees is as follows:

•

In the case of incumbent directors, the Nominating and Governance Committee reviews annually such directors’ overall service to us during their term, including the specific experience, qualifications, attributes and skills that such directors bring to service on our Board, the number of meetings attended, the level of participation, the quality of performance and any transactions of such directors with us during their term.

•

In the event that vacancies are anticipated or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director that may come to its attention through a variety of sources, including current Board members, stockholders or other persons, including professional search firms. All candidates for director are evaluated at regular or special meetings of the Nominating and Governance Committee.

In evaluating and determining whether to recommend a person as a candidate for election as a director, the Nominating and Governance Committee considers each candidate’s experience, qualifications, attributes and skills as well as the specific qualification standards set forth in our By-Laws and Corporate Governance Principles, including:

•	personal and professional ethics, integrity and values;

•	an ability and willingness to undertake the requisite time commitment to Board functions;

•	independence pursuant to the guidelines set forth in the Corporate Governance Principles and applicable rules and regulations;

•	age, which must be less than 75 at the time of election unless otherwise determined in the good faith judgment of our Board;

•	the potential impact of service on the board of directors of other public companies, including competitors of our company; and

•	an absence of employment at a competitor of our company.

The Nominating and Governance Committee and the Board value diversity, and believe that a diverse Board composition provides significant benefit to our company. Each candidate is reviewed in light of the overall composition and skills of the entire Board at the time, including the varied characteristics of the Board members and candidate in terms of opinions, perspectives, personal and professional experiences and backgrounds. The nominees selected are those whose experience and background are deemed to provide the most valuable contribution to the Board. In 2020, the Board adopted the “Rooney Rule” under which the Board set forth in its Corporate Governance Guidelines the Nominating and Governance Committee’s commitment to include, in each pool of qualified candidates from which director nominees are chosen, candidates who bring gender, racial, ethnic and cultural diversity.

Our By-Laws permit, under certain circumstances, a stockholder or group of no more than 20 stockholders (meeting our continuous ownership requirement of 3% or more of our outstanding common stock held continuously for at least the previous three years) to nominate a candidate or candidates for election to the Board at an annual meeting of stockholders, constituting up to two directors or 20% of the number of directors then serving on the Board (rounded down to the nearest whole number), whichever is greater. In order to require us to include such candidate or candidates in our proxy statement and form of proxy, stockholders and nominees must submit a notice of proxy access nomination together with certain related information required by our By-Laws.

Our By-Laws also permit stockholders entitled to vote at the meeting to nominate directors for consideration at an annual meeting of stockholders without requiring that their nominees be included in our proxy statement and form of proxy. Stockholders may nominate persons for election to the Board at an annual meeting of stockholders by submitting a letter of nomination, together with certain related information required by our By-Laws.

Pursuant to our By-Laws, written notice by stockholders of qualifying nominations for election to the Board must have been received by our Corporate Secretary by February 11, 2021.

Correspondence related to stockholder proposals must be sent in writing to our Corporate Secretary at our principal executive offices, 500 North Field Drive, Lake Forest, Illinois 60045. For more information on submitting a nomination, visit www.tenneco.com or see “Submission of Stockholder Proposals.”

Audit Committee

The Audit Committee is comprised solely of directors who are all financially literate and who meet all of the independence standards for audit committee membership as set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules adopted thereunder and the NYSE listing standards. The Board has designated each of Messrs. Freyman, Armes and Stroup as an “audit committee financial expert” as that term is defined in the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

Management is responsible for maintaining our internal controls over financial reporting. Our independent public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on its audit. The Audit Committee’s duty is to oversee and monitor these activities on behalf of the Board. Specifically, the Audit Committee has the responsibility, among other things, to:

•	select and approve the compensation of our independent public accountants;

•	review and approve the scope of the independent public accountants’ audit activity and all non-audit services;

•	review the independence, qualifications and performance of our independent public accountants;

•	review with management and the independent public accountants the adequacy of our basic accounting system and the effectiveness of our internal audit plan and activities;

•	review with management and the independent public accountants our certified financial statements and exercise general oversight over the financial reporting process;

•	review litigation and other legal matters that may affect our financial condition and monitor compliance with business ethics and other policies;

•	provide an avenue of communication among the independent public accountants, management, the internal auditors and the Board; and

•	prepare the audit-related report required by the SEC to be included in our annual proxy statement.

In fulfilling its responsibilities, the Audit Committee reviewed with management and our independent public accountants:

•

significant issues, if any, regarding accounting principles and financial statement presentations, including any significant changes in our selection or application of accounting principles, and significant issues, if any, as to the adequacy of our internal controls and any special audit steps adopted in view of material internal control deficiencies;

•

analyses prepared by management and/or our independent public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including analyses of the effects of alternative generally accepted accounting principles methods on financial statements;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on our financial statements; and

•	the type and presentation of information to be included in earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

In addition, the Audit Committee has discussed our major risk exposures and the steps that management has taken to monitor and control such exposures. Management is required to advise the Audit Committee of any instances of fraud relating to employees who have a significant role in our internal controls.

The Audit Committee operates under a written charter, the current version of which was reaffirmed by the Board and the Audit Committee in February 2021 as part of their annual review process. The Audit Committee held 11 meetings in 2020. A report of the Audit Committee appears elsewhere in this proxy statement.

Stockholder Engagement

As part of our overall corporate governance, we have an on-going outreach program to develop and maintain communication with our investors in regard to governance and compensation issues. In 2020, members of senior management and our Chairman of the Board expanded our governance outreach to solicit stockholder perspectives and receive valuable, direct feedback on governance, executive compensation, sustainability and related matters. Our governance outreach materials are available for viewing on our public website. This outreach was in addition to management’s regular participation in investor, community, industry and analyst conferences and meetings throughout the year to discuss performance, environmental, social and governance topics, and share its perspective on business and industry developments. We value these discussions and the feedback received from stockholders, which is reviewed with our Board and will help promote greater alignment of our governance and executive compensation practices with stockholders interests. Stockholders may also contact the Board with any inquiry or issue, by the methods described in this Proxy Statement and the Board will respond as appropriate.

Corporate Social Responsibility

The Board oversees our public responsibility and sustainability practices and we are committed to corporate social responsibility and helping our customers, employees and communities build a sustainable future. We demonstrate these commitments through transparent and responsible management of environmental, social and governance factors. We provide public reporting and are forthcoming in disclosures about our environmental stewardship and long-term strategy, including voluntarily reporting our climate risk strategy and related data to CDP (formerly known as the Carbon Disclosure Project). Additionally, we strive for a safe and healthy work environment for our team members and aim to exceed expectations across our value chain and in communities where we operate.

In addition to our key governance features which have been discussed extensively above, please see our most recent Corporate Social Responsibility and Sustainability Report for a more detailed view of the Company’s performance across our global portfolio.

Cybersecurity and Information Technology

The Board oversees the Company’s information technology risk, and associated information risk management program, which are included in the risk reports to the Audit Committee discussed above. The Company’s information security and privacy program is overseen by the Chief Information Security Officer, with oversight from the Chief Information Officer. The Audit Committee receives information technology and cybersecurity updates that focus on program governance, control maturity and third party information security assurance at least twice per year, with the Board receiving a similar briefing once per year. Additionally, ad-hoc matters of interest, key risks, applicable threat intelligence and relevant industry news are provided to the Board and Audit Committee throughout the year as needed.

The Company also maintains a standing information security and privacy executive steering committee which meets regularly during the year and at a minimum, in advance of Board and Audit Committee sessions. This steering committee is responsible for approving the organization’s information security charter and authority to operate, as well as setting the tone demonstrating the importance of information security and privacy risk management as critical business issues. This committee discusses information security and privacy matters of significance, program governance, strategy, information security risk management investments and metrics governing the program’s evolution. Additionally, this committee serves as the standing cyber resilience committee in the event of a cyber-crisis affecting the organization that requires cross-functional management response to minimize exposure to the organization.

Accounting Complaints and Communications with the Directors

Anyone with concerns about our conduct, or about our accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Board, any non-employee director or the Audit Committee. All such concerns will be forwarded to the appropriate directors for their review, and all material concerns related to audit or accounting matters will be forwarded to the Audit Committee. All reported concerns will be simultaneously reviewed and addressed by each of our Chief Compliance Officer and General Counsel or his or her respective designee (unless he or she is alleged to be involved in the matter at issue). The status of all outstanding concerns addressed to the Board, the non-employee directors or the Audit Committee will be reported to the Board or the Audit Committee (as applicable) on at least a quarterly basis. The Board or any committee may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them. Our corporate policies prohibit retaliatory action against any employee who raises concerns or questions in good faith about these matters.

Stockholders wishing to communicate with the Board, any outside director or the Audit Committee may do so by writing to our Corporate Secretary at 500 North Field Drive, Lake Forest, Illinois 60045. The Corporate Secretary will review and forward, as appropriate, any communications as directed by the stockholder. We maintain a separate, internal system for the receipt of communications from employees.

Transactions with Related Persons

The Board has adopted a Policy and Procedures for Transactions with Related Persons. As a general matter, the policy requires the Audit Committee to review and approve or disapprove the entry by us or our subsidiaries into certain transactions with related persons. The policy only applies to transactions, arrangements and relationships where the aggregate amount involved will or may reasonably be expected to exceed $120,000 in any calendar year and in which a related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A related person is:

•	any director, nominee for director or executive officer of our company;

•	any immediate family member of a director, nominee for director or executive officer of our company; and

•

any person, and his or her immediate family members, or any entity, including affiliates, that was a beneficial owner of 5% or more of any of our outstanding equity securities at the time the transaction occurred or existed.

If advance approval of a transaction subject to the policy is not obtained, it must be promptly submitted to the Audit Committee for possible approval, amendment, termination or rescission. In reviewing any transaction, the Audit Committee will take into account, among other factors the Audit Committee deems appropriate, whether the transaction is on terms no less favorable than terms generally available to a third party in similar circumstances and the extent of the related person’s interest in the transaction.

The policy provides that the following transactions are pre-approved for the purposes of the policy:

•

Employment of executive officers and compensation of directors and executive officers that is otherwise being reported in our annual proxy statement or is not required to be reported in the proxy statement (as these transactions are otherwise subject to approval by the Board or one of its committees);

•

A transaction where the related person’s only interest is as an employee, director or beneficial owner of less than 10% of the outstanding equity securities of the other company, and if the transaction involves the sale or purchase of goods or services, the annual sales to or purchases from our company are less than 1% of the annual consolidated revenue for both our company and the other company, or, if the transaction involves lending or borrowing, the total amount of either company’s indebtedness is less than 1% of the total consolidated assets of the indebted company;

•

Contributions to charitable organizations, foundations or universities at which a related person’s only relationship is as an employee, director or trustee, if the aggregate amount does not exceed 1% of the charitable organization’s total annual receipts;

•	Transactions where the related person’s only interest arises solely from the ownership of our common stock, and where all stockholders of our company receive benefits on a pro rata basis;

•	Transactions involving a related person where the rates or charges involved are determined by competitive bids;

•	Transactions where the related person renders services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

•	Transactions involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

Related Party Transactions

In connection with the closing of our acquisition of Federal-Mogul LLC, on October 1, 2018, the company, Icahn Enterprises L.P. (“IEP”), American Entertainment Properties Corp. (“AEP”) and Icahn Enterprises Holdings L.P. (“IEH”) entered into a Shareholders Agreement (the “Shareholders Agreement”). IEH’s representative to the Board under the Shareholders Agreement, SungHwan Cho, submitted his resignation effective June 10, 2020. As of March 24, 2021, IEH owned [●]%, or [●] shares, of our class A common stock, plus [●] shares of our class B common stock.

The Shareholders Agreement also contains certain standstill and voting obligations applicable to IEP and affiliates that expired on April 1, 2020. In addition, IEP and its affiliates were prohibited from acquiring, offering to acquire, or agreeing to acquire, directly or indirectly, any shares of class A common stock or other securities until April 1, 2021.

Furthermore, until the later of (i) the expiration of the standstill restrictions discussed above and (ii) the time when IEP and its affiliates cease to own at least 10% of the issued and outstanding class A common stock and class B common stock, measured as a single class, IEP and its affiliates may not transfer any shares (a) to certain specified types of investors and (b) in an amount equal to 5% or more of the class A common stock issued and outstanding at the time of such transfer (subject to certain exceptions).

For so long as IEP and its affiliates own at least 10% of the outstanding class A common stock and class B common stock, measured as a single class, and the company proposes to issue any equity securities (other than in an excluded issuance), IEP and its affiliates have certain preemptive rights. The Shareholders Agreement also includes registration rights for IEP. In addition, IEP has the right to convert its shares of class B common stock to shares of class A common stock, provided that any such conversion does not result in IEP and its affiliates owning more than 15% of the issued and outstanding shares of class A common stock.

As part of the Federal-Mogul acquisition, the company acquired a redeemable noncontrolling interests related to a subsidiary in India. In accordance with local regulations, as a result of the change in control triggered by the acquisition, the company was required to make a tender offer to purchase the remaining outstanding shares of the subsidiary. The company entered into agreements with IEP subsequent to executing the purchase agreement whereby IEP agreed to fund and execute the tender offer on behalf of the company.

We are a party to supply contracts with The Pep Boys—Manny, Moe & Jack (“Pep Boys”) and IEH Auto Parts LLC (“Auto Plus”). Pep Boys and Auto Plus are owned by IEP. IEP indirectly holds more than 5% of our class A common stock. We have negotiated and continue to negotiate supply contracts with Pep Boys and Auto Plus which we believe are favorable to us. Net sales to Pep Boys and Auto Plus for fiscal year 2020, were $29 million and $115 million, respectively. Such sales were made and are continuing to be made in the ordinary course of our business.

We are a party to certain other minor arrangements with IEP subsidiaries totaling less than $6 million in 2020, including among other ordinary course items: (i) leases of office space and facilities; (ii) a distribution services agreement; and (iii) sales of scrap materials in the ordinary course of our business to PSC Metals, Inc.

OWNERSHIP OF COMMON STOCK

Management

The following table shows, as of March 24, 2021, the number of shares of our class A common stock (the only class of voting securities outstanding), beneficially owned by: (1) each director; (2) each person who is named in the Summary Compensation Table below; and (3) all directors and executive officers as a group. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

	Shares of Class A Common Stock Owned (1)	Vested Class A Common Stock Equivalents(2)	Percent of Class A Common Stock(3)
Directors
Roy V. Armes	[●]	[●]	*
Thomas C. Freyman	[●]	[●]	*
Denise Gray	[●]	[●]	*
Brian J. Kesseler	[●]	[●]	*
Dennis J. Letham	[●]	[●]	*
James S. Metcalf	[●]	[●]	*
Aleksandra A. Miziolek	[●]	[●]	*
Charles K. Stevens, III	[●]	[●]	*
John S. Stroup	[●]	[●]
Jane L. Warner	[●]	[●]	*
Named Executive Officers
Matti Masanovich	[●]	[●]	*
Kevin W. Baird	[●]	[●]	*
Rainer Jueckstock	[●]	[●]	*
Brandon B. Smith	[●]	[●]	*
All executive officers and directors as a group (14 individuals)	(6)		[	●]%

*Less than [●]%

(1)

For Mr. Kesseler includes [●] shares of restricted stock respectively, for which each has sole voting power and no investment power. Also includes for Mr. Smith [●] shares, respectively, that are subject to options that are exercisable within 60 days of March 24, 2021.

(2)

Represents class A common stock equivalents received in payment of director fees that are payable in cash or, at our option, shares of class A common stock after a non-management director ceases to serve as a director.

(3)

Based on [●] shares of class A common stock outstanding on March 24, 2021. The class A common stock equivalents, which are non-transferrable and have no voting rights, are not included in the “percent of class” calculation.

(4)	Includes [●] shares held by the Brian J. and Michele M. Kesseler Revocable Trust.

(5)	Includes 22,623 shares held by the Barry-Wehmiller Trust.

(6)

Includes [●] shares that are subject to options that are exercisable within 60 days of March 24, 2021 by all executive officers and directors as a group. Includes [●] shares of restricted stock held by all executive officers and directors as a group. Does not include class A common stock equivalents.

Certain Other Stockholders

The following table sets forth, as of March 24, 2021, certain information regarding the persons known by us to be the beneficial owner of more than 5% of our outstanding class A common stock (the only class of voting securities outstanding).

Name and Address of Beneficial Owner(1)	Shares of Class A Common Stock Owned(1)	Percent of Class A Common Stock Outstanding(2)
Icahn Enterprises Holdings L.P. (3) 767 Fifth Avenue, 47th Floor New York, New York 10153	[● ]	[● ]
The Vanguard Group, Inc. (4) 100 Vanguard Blvd. Malvern, PA 19355	4.425,666	7.24%
BlackRock, Inc.(5) 55 East 52nd Street New York, NY 10055	3,693,983	6.0%

(1)	This information is based on information contained in filings made with the SEC regarding the ownership of our class A common stock.

(2)

Based on [●] shares of class A common stock outstanding on March 24, 2021. With respect to Icahn Enterprises Holdings L.P. (“IEH”), based on [●] shares of class A common stock outstanding after giving effect to [●] shares of class A common stock with IEH had a right to acquire within 60 days of March 24, 2021.

(3)

[IEH is the beneficial owner of [●] shares of class A common stock (which as of March 24, 2020, included [●] shares of class A common stock which IEH had the right to acquire within 60 days upon the conversion of class B common stock. IEH has sole power to vote and dispose of [●] shares of class A common stock and shared power to vote and dispose of [●] shares of class A common stock. Beckton Corp. is the sole stockholder of Icahn Enterprises G.P. Inc., which is the general partner of IEH. Carl C. Icahn is the sole stockholder of Beckton Corp. In addition, Mr. Icahn is the indirect holder of approximately [●]% of the outstanding depositary units representing limited partnership interests in IEH, the sole limited partner in IEH. Mr. Icahn, Beckton Corp. and Icahn Enterprises G.P. Inc. each have shared power to dispose of [●] shares and shared power to vote [●] shares of class A common stock.]

(4)

The Vanguard Group, Inc. (“Vanguard”) is the beneficial owner of 4,425,666 shares through various of its subsidiaries: Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited, and Vanguard Investments UK, Limited. Vanguard has the sole power to dispose of or to direct the disposition of 4,337, 489 shares and has shared power to dispose of 88,177 shares. Vanguard has sole power to vote 0 shares and shared power to vote 47,754 shares.

(5)

BlackRock, Inc. (“BlackRock”) is the beneficial owner of 3,693,983 shares through various of its subsidiaries: BlackRock Institutional Trust Company, National Association, BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Investment Management (Australia) Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Life Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., and BlackRock (Netherlands) B.V. BlackRock has sole voting power with respect to 3,599,902 shares and sole dispositive power with respect to 3,693,983 shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our executive compensation philosophy, policies, plans and programs are under the supervision of the Compensation Committee of our Board. For a description of the composition, authority and responsibilities of the committee, see “Corporate Governance — The Board and Its Committees — Compensation Committee.” Unless the context requires otherwise, in this Compensation Discussion and Analysis when we refer to the “committee,” we are referring to the Compensation Committee and when we refer to “named executive officers,” we are referring to the named executive officers whose compensation is shown in this proxy statement under “— Summary Compensation Table.”

Executive Summary

Our compensation policies are based on the belief that executive and stockholder financial interests should be aligned as closely as possible, and compensation should be designed such that company performance drives the level of pay that our named executive officers and all management employees receive.

Our Company

Tenneco is a global automotive parts and products manufacturing company. We are one of the world’s leading designers and manufacturers of Clean Air, Powertrain, Motorparts, and Ride Performance products and systems. Our approximately 73,000 worldwide employees operate more than 270 sites worldwide, developing and producing parts such as exhaust and emissions control systems and their components such as mufflers and catalytic converters, OE applications, including pistons, piston rings, and valvetrain products, vehicle suspension systems and components such as shock absorbers, springs, and struts. We sell these parts to light vehicle makers, commercial truck makers, off-highway vehicle makers, and industrial vehicle makers, and to the aftermarket.

Executive Changes During 2020

In April 2018, we announced that we had entered into a definitive agreement to acquire Federal-Mogul LLC (“Federal-Mogul”), along with the intention to separate into two independent public companies following the acquisition – a powertrain technology company (made up of our Powertrain and Clean Air segments) – and an aftermarket and ride performance company (made up of our Motorparts and Ride Performance segments). In anticipation of the separation, we appointed Roger J. Wood as Co-Chief Executive Officer upon consummation of the acquisition on October 1, 2018 with the expectation that he would lead the powertrain technology company and Mr. Kesseler would lead the aftermarket and ride performance company. In January 2020, Mr. Wood ceased serving as Co-Chief Executive Officer and the Board consolidated the Co-Chief Executive Officer roles, with Mr. Kesseler serving as our sole Chief Executive Officer. Because Mr. Wood served as Chief Executive Officer for only a few days in 2020, the remainder of this discussion (and the accompanying tables) do not generally describe Mr. Wood’s compensation. Mr. Wood received severance in connection with his departure from our company as described under — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements and Other Arrangements”.

Jason Hollar resigned as Chief Financial Officer, effective April 1, 2020. On March 18, 2020, Kenneth R. Trammell was appointed to serve as Interim Chief Financial Officer and held that position until August 10, 2020 when Matti Masanovich joined the company as Executive Vice President and Chief Financial Officer. On August 3, 2020, Kevin W. Baird joined the company as Executive Vice President and Chief Operating Officer.

Impact of COVID-19 on the Company

The health and safety of our employees and anyone who enters our workplace is of utmost importance to us. In late 2019, a novel strain of coronavirus, COVID-19, was first detected in Wuhan, China. In March 2020, the World Health Organization declared COVID-19 a global pandemic, and governmental authorities around the world implemented measures to reduce the spread of COVID-19. COVID-19 resulted in suspension or reduction of operations, supply chain disruptions, restrictions on domestic and international travel, and a decrease in consumer traffic. These measures adversely affected workforces, customers, economies, and financial markets, and, along with decreased consumer spending, reductions in revenue, and delays in payments from customers and partners, led to an economic downturn in many of our markets.

We implemented a range of actions in 2020 aimed at temporarily reducing costs and preserving liquidity in response to the effects and anticipated effects to our business resulting from COVID-19. These measures included:

•	Temporarily suspending or reducing operations;

•	Amending our senior credit facility and refinancing some of our outstanding senior secured notes to enhance our financial flexibility;

•

During 2020, we reduced overall salary costs at least 25% during the second quarter and 10% during the third quarter through a combination of unpaid furloughs, net pay decreases and available temporary support programs in all regions we do business. Additionally, during the second quarter the executive leadership team (the Chief Executive Officer and direct staff) reduced their salaries by 50%, with the Chief Executive Officer taking no salary and for the third quarter, executive leadership salaries were reduced by 20%;

•	We reduced our headcount globally beginning in the second quarter of 2020;

•	We reduced capital expenditures in 2020;

•

We utilized applicable and appropriate provisions under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) including deferral of our portion of the 2020 Federal Insurance Contributions Act (FICA) payroll taxes which will be repaid in 2021 and 2022, payroll tax credits, and deferral of our U.S. qualified pension plan contributions; and

•	We reduced the Board’s annual retainer fees by 25% effective for the third and fourth quarters of 2020.

Changes in Program Design Impacting 2020 Compensation

For 2020, the committee approved design changes to our annual cash incentive plan, the Tenneco Annual Incentive Plan (“AIP”), to better align incentives to an executive’s role in the organization. Under the AIP, our most senior executives, including our named executive officers, are entitled to an annual cash incentive based on the overall performance of the company. Other management-level employees may, depending on their roles, earn their annual cash incentives based on either overall corporate performance or the performance of the business in which they primarily work.

With respect to the time-vested restricted stock units (“RSUs”) awarded in early 2020 as part of our long-term incentive compensation, the company was constrained by the number of shares that remained available for issuance under the company’s 2006 Long-Term Incentive Plan, as amended (“2006 LTIP”). Accordingly, each executive’s award of RSUs in early 2020 was split between stock-settled RSUs and cash-settled RSUs, 65% to 35%, respectively.

Our long-term performance share units (“PSUs”) awarded for the 2020 through 2022 performance period will be measured based on enterprise-level adjusted earnings before interest expense, income taxes, depreciation, amortization and non-controlling interests (“EBITDA”) (50%) and free cash flow (“FCF”) (50%) for 2021 and 2022. The committee determined that financial performance for 2020 would not be a factor in these awards but instead that the committee would establish targets for 2021 and 2022 in 2021, with each year measured independently and averaged at the end of the performance period in order to determine the final performance period results. This would allow the committee to have the best possible visibility into the performance environment at the outset of each year in light of COVID.

Company Performance in 2020 and Impact on Compensation Outcomes

As described above, COVID-19 had a significant impact on our company and its results of operations. In 2020, we were able to reduce debt despite a significant year-over-year decline in adjusted EBITDA. Further, we were able to improve operational performance in the fourth quarter of 2020 and deliver strong cash flow generation.

The committee believes that 2020 compensation awards and outcomes for our named executive officers were appropriate in light of our financial performance for 2020.

Executive Compensation Decisions and Outcomes for 2020

Key decisions and pay outcomes under our 2020 executive compensation program included:

•

At the outset of the year (February 2020), the committee reviewed the base salaries of those named executive officers then employed by the company and did not make salary increases in light of COVID-19 and the severe economic concerns facing the company. The committee agreed with leadership to halt any base salary increases and look to other cost savings initiatives, including pay reductions in the second and third quarters. As the economic conditions improved and the company saw significant financial improvements, base salaries were returned to normalized levels at the beginning of the fourth quarter.

•	Each of Messrs. Masanovich, Baird and Trammell were granted compensation in connection with their hiring during 2020 as described below.

•

In July 2020, the company reviewed and adopted a new peer group for compensation benchmarking purposes. The Federal-Mogul acquisition effectively doubled the size of the company in terms of revenue and number of employees. Further, with the addition of a number of new business units, the company’s operational complexity also increased significantly. The new peer group was selected to reflect the changes to the company and the increased level of responsibilities for our leadership team following the Federal-Mogul acquisition.

•

In the Fall of 2020, the committee reviewed the overall compensation of the company’s then-remaining named executive officers in light of the company’s increased size and market data based on the revised peer group and determined that certain adjustments were necessary. As a result of this review, the company increased Mr. Kesseler’s base salary to $1,500,000 and his annual incentive target to 150% of annual base salary, both effective October 1, 2020. Each of these increases were designed to place Mr. Kesseler at the 50th percentile of the market data. The company also increased Mr. Smith’s base salary and AIP targets to bring his overall compensation opportunity to near the 50th percentile of the market data.

•

In December 2020, the committee granted a special retention award to Mr. Kesseler in the amount of 278,552 cash-settled RSUs. The RSUs will vest in equal 50% portions on the second and third anniversaries of the grant date, subject to Mr. Kesseler’s continued employment. The committee made this award to Mr. Kesseler, in a manner aligned with shareholder interests, to facilitate long-term retention and demonstrate the Board of Directors’ commitment to and faith in Mr. Kesseler’s ongoing leadership. For more information about this award, see “— Certain Other 2020 Compensation Actions.”

•	Annual cash incentives based on 2020 results were declared in early 2021 as follows:

•

For Messrs. Kesseler, Masanovich, Baird, Jueckstock and Smith, the AIP awards were paid at 100% of target level, taking into account a calculation 50% based on EBITDA and 50% based on FCF performance of the company, in each case without any adjustment related to COVID;

•

Messrs. Wood and Hollar were not entitled to receive an annual cash incentive payout following their separation from the company as described above. Mr. Trammell’s compensation arrangements for service as interim Chief Financial Officer did not contemplate a bonus for 2020.

•	Long-term incentives for the 2018 through 2020 performance period were determined in early 2021 and earned as follows:

•

Messrs. Kesseler, Trammell and Smith, as holders of PSUs granted by the company in 2018, earned their PSUs for the 2018 through 2020 performance period at 34% of target level based on metrics as described below;

•

Mr. Jueckstock, as a holder of a long-term incentive granted by Federal-Mogul for the 2018 through 2020 performance period with respect to the powertrain business, earned an award of $103,829 based on metrics as described below;

•	Messrs. Wood and Hollar were not entitled to receive anything in respect of their PSUs for the 2018 through 2020 performance period due to their separation from the company as described above; and

•	Messrs. Masanovich and Baird did not hold any PSUs or awards in respect of the 2018 through 2020 performance period.

The mix of the key elements of compensation (expressed as a proportion of total compensation) awarded to our named executive officers at the beginning of 2020 was as follows (excluding compensation of the type that would fall under “All Other Compensation” in our Summary Compensation Table):

	Base Salary	Annual Cash Incentive Award (at target)	Long-Term Award for 2020-2022 (intended value)(1)	Fair Value of Restricted Stock Units Granted
Mr. Kesseler	12.6%	16.2%	42.8%	28.4%
Mr. Hollar	22.5%	18.0%	35.7%	23.8%
Mr. Jueckstock	29.2%	26.3%	26.7%	17.8%
Mr. Smith	29.5%	22.2%	29.0%	19.3%

(1)

Reflects underlying dollar value of cash-denominated long-term incentive award as preliminarily allocated to each applicable named executive officer in March 2020. With the exception of Mr. Hollar, who departed the company in April 2020, these amounts were converted into share-denominated PSUs in November 2020 based on this dollar value and the 10-day volume weighted average price for the period ending March 4, 2020. See also footnote 2 to the Summary Compensation Table for a discussion of certain accounting matters relating to these awards.

As the table and charts show, at the targeted level, our incentive compensation awards made at the beginning of 2020 represented approximately 87% of the total compensation awarded to our Chief Executive Officer and an average of approximately 73% of the total compensation awarded to the other named executive officers shown above for 2020.

The table and charts above do not include (a) any information for Messrs. Wood, Masanovich, Trammell or Baird, none of whom were employed by the company in early 2020, (b) any information for increases in base salary in 2020 to Messrs. Kesseler and Smith as a result of the Fall 2020 compensation survey review described herein or (c) the retention award made to Mr. Kesseler in December 2020. See “— Compensation Discussion and Analysis — Design and Elements of Compensation — Certain Other 2020 Compensation Actions.”

Results of Say-on-Pay Vote and Stockholder Engagement

Our stockholders hold an annual advisory vote on executive compensation (the “say-on-pay proposal”). At our annual meeting of stockholders held in May 2020, approximately 76% of the shares present and entitled to vote on our say-on-pay proposal were voted in favor of the proposal. As part of our overall corporate governance, we have an on-going outreach program to develop and maintain communication with our investors. Throughout 2020, members of our management team and the Chairman of the Board engaged in extensive stockholder outreach with our largest stockholders, discussing a number of key topics, including our approach to executive compensation. We value these discussions and the Board considers pertinent feedback when evaluating compensation issues. Following our off-season engagement, the committee revised our long-term incentive plan to implement a double-trigger vesting, which provides that, in general, upon a change in control, the vesting of equity awards will be accelerated if a qualifying termination occurs within 24 months. The committee also modified the definition of change in control in our long-term incentive and severance plans to update the change in ownership percentage triggers to align with market practice (as described in more detail below). The committee did not make any other material changes to our executive compensation program as a result of the vote or outreach. The committee will continue to consider the outcome of the annual say-on-pay proposal when making future compensation decisions for our executives. Further, we will continue to actively engage with stockholders as needed to receive their feedback.

Highlights of our Executive Compensation Practices

What we do

✓	Pay for Performance – We tie pay to performance, with incentive compensation representing approximately 87% of the total target compensation awarded to Mr. Kesseler at the start of 2020.

✓	Double-Trigger Vesting – Beginning with equity awards granted after November 5, 2020, our long-term incentive plan provides that, in general, upon a change in control, the vesting of equity awards will be accelerated if a qualifying termination occurs within 24 months.

✓	Benchmarking – Our policy is to provide salary, annual cash incentive compensation and long-term incentive compensation that is competitive with the market and comparable companies when performance targets are met and is generally targeted to be in the range of the 50th percentile of compensation for target performance. Benchmarking data was also used to modify the definition of change in control in our long-term and severance plans to update the change in ownership percentage triggers.

✓	Robust Stock Ownership Requirements – We maintain stock ownership guidelines that apply to all of our non-employee directors and senior officers.

✓	Clawbacks – We have a clawback policy that requires reimbursement of incentive compensation in specified circumstances.

✓	Independent Compensation Consulting Firm – The committee engages an independent compensation consulting firm. The committee most recently re-assessed the firm’s independence in November 2020 and found the firm to be independent based on the criteria set forth in the NYSE listing standards regarding compensation consultant independence.

✓	Advisory Say-on-Pay Vote – Our stockholders hold an annual advisory vote on executive compensation (the “say-on-pay proposal”).

What we don’t do

×	Anti-Hedging Policy and Insider Trading Policy – Directors, officers and other employees are prohibited from engaging in “insider trading,” trading in our securities on a short-term basis, purchasing our securities on margin, short-selling our securities or entering into transactions designed to hedge the risks and benefits of ownership of our securities.

×	Anti-Pledging Policy – Our directors and executive officers are prohibited from pledging our securities as collateral.

×	Tax Gross-up or Reimbursement of Excise Tax on Change of Control – None of our officers or other employees are entitled to gross-ups or reimbursements for excise taxes for change in control payments.

Compensation Objectives

Our compensation policies are based on the belief that executive and stockholder financial interests should be aligned as closely as possible, and compensation should be designed such that company performance drives the level of pay that our named executive officers and all management employees receive. Our executive compensation program has been structured to:

•	Reinforce a results-oriented management culture with executive pay that varies according to company performance;

•	Focus executives on annual and long-term business results with the overarching goal of enhancing stockholder value;

•	Align the interests of our executives and stockholders through equity-based compensation awards; and

•	Provide executive compensation packages that attract, retain and motivate executives of the highest qualifications, experience and ability.

Based on the guiding principle of aligning executive compensation with the financial interests of our stockholders, our executive compensation program provides competitive levels of compensation derived from several sources: salaries, annual cash incentive awards, stock ownership opportunities through restricted stock awards, restricted stock unit awards and stock-settled long-term performance share units, and cash-settled long-term performance units.

We also offer other benefits typically offered to executives by major U.S. corporations, including defined benefit retirement plans (under which future benefit accruals were frozen for senior management employees and salaried employees as described below), defined contribution retirement plans, limited perquisites, employment agreements (in limited cases), severance and change in control benefits, and health and welfare benefits.

Compensation Process

In determining competitive compensation, the committee engages Meridian Compensation Partners, LLC (“Meridian”), a nationally recognized compensation consulting firm that, in order to maintain its independence, reports directly to the committee. For our Chief Executive Officer, Meridian provided market data regarding salary, annual cash incentive award targets, and equity-based and other long-term incentive compensation awards directly to the committee as it makes decisions with respect to compensation. For the other named executive officers, Mr. Kesseler formulated the initial recommendations regarding salary, annual cash incentive award targets and equity-based and other long-term incentive compensation awards. The committee reviewed these recommendations in light of market data prepared by Meridian. For other forms of compensation and benefits, management generally makes initial recommendations that are considered by the committee.

Our general policy is to provide salary, annual cash incentive payments and equity-based and other long-term incentive compensation to named executive officers that is competitive with the market and comparable companies when financial and qualitative performance targets are met (i.e., in the range of the median compensation for target performance). In making its determinations regarding these elements of compensation, the committee regularly reviews data regarding compensation practices at other companies that it determines to be relevant to compensation matters affecting our company.

The benchmarking information we use in establishing salary, annual cash incentive payments and equity-based and other long-term incentive compensation typically includes the most recently available data regarding publicly traded companies comparable to our company in terms of industry, proximity, market capitalization and/or other factors. For compensation determinations made prior to the Fall of 2020, our comparison group consisted of the following twenty companies:

Initial 2020 Compensation Peer Group

American Axle & Manufacturing Holdings, Inc.	Harley-Davidson, Inc.
Aptiv PLC	Illinois Tool Works Inc.
Autoliv, Inc.	Lear Corporation
BorgWarner Inc.	Lennox Interntional Inc.
Cooper Tire & Rubber Company	Meritor, Inc.
Cummins Inc.	Oshkosh Corporation
Dana Incorporated	Terex Corporation
Eastman Chemical Company	The Timken Company
Eaton Corporation plc.	Visteon Corporation
The Goodyear Tire & Rubber Company	Whirlpool Corporation

In addition, the committee reviewed aggregate data regarding a broader group of durable goods manufacturers (that were not specifically identified to the committee). This data was prepared by Meridian and compared targeted compensation paid by these companies to their executive officers in specified positions to the compensation we pay to named executive officers in the same or similar positions.

For compensation awarded at the beginning of 2020, Mr. Kesseler reviewed with and recommended to the committee the annual salary, incentive plan target and equity-based and other long-term compensation for each of our named executive officers and other key management personnel (excluding Mr. Kesseler). The committee reviewed those recommendations and made a final determination with respect to such compensation.

In general, the compensation that is developed for each of the named executive officers is based on competitive market data and on recommendations regarding the executive’s overall contributions, past performance and anticipated future contributions. The committee also reviews the executive’s performance separately and sets the salary, incentive plan target and equity-based and other long-term compensation of the Chief Executive Officer based on competitive market data as well as the committee’s assessment of the Chief Executive Officer’s past performance and anticipated future contributions.

In July 2020, the committee reviewed and adopted a new peer group for compensation benchmarking purposes. The Federal-Mogul acquisition effectively doubled the size of the company in terms of revenue and number of employees. Further, with the addition of a number of new business units, the company’s operational complexity also increased significantly. The new peer group was selected to reflect the changes to the company following the Federal-Mogul acquisition.

Revised 2020 Compensation Peer Group

Adient PLC	The Goodyear Tire & Rubber Company
American Axle & Manufacturing Holdings, Inc.	Honeywell International Inc.
Aptiv PLC	Illinois Tool Works Inc.
Autoliv, Inc.	Johnson Controls International plc.
BorgWarner Inc.	Lear Corporation
Carrier Global Corporation	LKQ Corporation
Cummins Inc.	Navistar International Corporation
Dana Incorporated	Oshkosh Corporation
Deere & Company	PACCAR Inc.
Eastman Chemical Company	Parker-Hannifin Corporation
Eaton Corporation plc.	Trane Technologies plc
Emerson Electric Co.	Whirlpool Corporation
Genuine Parts Company	W.W.Grainger Corporation

In the Fall of 2020, the committee reviewed the overall compensation of the company’s then-remaining named executive officers in light of the company’s revised peer group and aggregated data regarding a broader group of durable goods manufacturers as described above and determined that certain adjustments were necessary. As a result of this review, the company increased Mr. Kesseler’s base salary and AIP targets to the 50th percentile. The company also increased Mr. Smith’s base salary and AIP targets to bring his overall compensation potential to the 50th percentile for similarly situated executives.

Design and Elements of Compensation

Our compensation program generally provides that, as an employee’s level of responsibility increases, a greater portion of his or her potential total compensation is based on company performance and varies in accordance with the market price of our common stock. This results in greater potential variability in the individual’s total compensation from year to year. In designing and administering the components of the executive compensation program, the committee strives to balance short- and long-term incentive objectives and to employ prudent judgment when establishing performance criteria, evaluating performance and determining actual incentive payments.

In general, we use the benchmarking data described above to allocate between annual compensation and long-term compensation (excluding retirement benefits) and between cash compensation and equity compensation. The following is a description of each element of our executive compensation program, along with a discussion of the decisions of, and actions taken by, the committee with respect to each such aspect of compensation for 2020.

Salary and Annual Cash Incentive Compensation

For 2020, an executive’s basic annual cash compensation package consisted primarily of a base salary and the opportunity to earn payments under the AIP.

The 2020 salary levels established for our named executive officers were designed to be, in general, in the 50th percentile range when compared to the salaries set by the companies in the compensation surveys reviewed as set forth above. At the outset of the year (February 2020), the committee reviewed the base salaries of those named executive officers then employed by the company and granted no increases based on economic uncertainty at the time. As described above, certain named executive officers received increases in their base salaries and/or AIP targets based on an updated peer benchmarking reviewed by the committee in the Fall of 2020.

The following table shows the base salary and 2020 annual AIP bonus target for each named executive officer prior to the adjustment to the company’s peer group in the Fall of 2020:

Initial 2020 Base Salary and AIP Targets

Named Executive Officer	2020 Base Salary	2020 Annual Cash Incentive Target as % of Salary
Brian J. Kesseler	$1,050,000	130%
Matti Masanovich	$775,000	85%
Jason M. Hollar	$625,000	80%
Kevin W. Baird	$850,000	100%
Rainer Jueckstock	$950,000	90%
Brandon B. Smith	$520,000	75%

The following table shows the base salary and 2020 annual AIP bonus target for those named executive officers who received adjustments in the Fall of 2020:

2020 Base Salary and AIP Targets following Adjustments*

Named Executive Officer	2020 Base Salary	2020 Annual Cash Incentive Target as % of Salary
Brian J. Kesseler	$1,200,000	150%
Brandon B. Smith	$660,000	85%

*

Executives who received salary and AIP target adjustments in the Fall of 2020 earned their AIP payment on a pro rata basis. The executive’s AIP target is based on his final adjusted salary multiplied by (i) his original AIP target percentage, for the portion of the year prior to the adjustment, and (ii) his adjusted AIP target percentage, for the portion of the year following the adjustment.

The tables above do not include Mr. Trammell, whose special compensation for service as interim Chief Financial Officer is described below, or Mr. Wood, who served as our co-Chief Executive Officer for only a few days in 2020.

The AIP target payment levels established for our named executive officers for 2020 were also designed to be, in general, in the 50th percentile range when compared to target levels for similar payments set by the companies in the compensation surveys reviewed as described above. Like executives at peer companies, our named executive officers had the potential to earn payouts above or below the target under the AIP based on our actual performance. In 2020, we used performance metrics based on EBITDA and FCF for the AIP because we continue to believe that strong EBITDA and FCF performance are correlated with stockholder returns and that making business and investment decisions based on EBITDA and FCF balances cash-oriented and earnings-oriented results.

Under the AIP, our management developed EBITDA and FCF goals for the company and recommended them to the committee. The committee reviewed those goals, other information provided by management and performance data provided by Meridian and adopted the goals the committee determined appropriate. At the conclusion of the year, the committee approved incentive award payments to named executive officers based on the degree of achievement of the goals established for the year without any adjustment related to COVID.

Under the AIP, 50% of a named executive officer’s award is based on a formula tied to our corporate achievement of pre-established EBITDA performance goals and the other 50% of a named executive officer’s award is based on a formula tied to our corporate achievement of pre-established cash flow goals. The terms of the AIP allow the committee to adjust the award based on factors that the committee considers relevant. Each participant’s payout under the AIP is capped at two times his or her target, except as the committee otherwise determines.

For 2020, target performance under the AIP as established before the onset of the pandemic was $1,445 million for EBITDA and $250 million for FCF. An executive would have been eligible to receive an AIP bonus equal to 200% of target if EBITDA had been at least $1,590 million and FCF had been at least $375 million. Our actual EBITDA performance was $1,045 million and our actual FCF was $649 million, which was the level of performance required for the EBITDA-based portion of the AIP bonus to be paid at 0% of the target level and the FCF--based portion of the AIP bonus to be paid at 200% of the target level. In view of these results, the committee declared that AIP bonuses for our enterprise-level executives, including our named executive officers, be paid at the 100% of target level. See “— Calculations Under Various Plans — Calculations Under Our Annual Incentive Plan” for a description of how our EBITDA and FCF are calculated under the AIP.

The following illustrates the target, maximum and actual AIP payments for our named executive officers (other than Messrs. Wood, Hollar and Trammell, who did not receive an AIP payment) for 2020:

	Annual AIP Bonus Plan 2020 Target and Maximum				Actual Annual AIP Bonus Plan 2020 Payouts
	50% (EBITDA Based)		50% (FCF Based)
	Target	Maximum	Target	Maximum
Mr. Kesseler (1)	$810,164	$1,620,328	$810,164	$1,620,328	$1,620,328
Mr. Masanovich	$129,590	$259,180	$129,590	$259,180	$259,180
Mr. Baird	$175,342	$350,683	$175,341	$350,683	$350,683
Mr. Jueckstock	$427,500	$855,000	$427,500	$855,000	$855,000
Mr. Smith (1)	$255,795	$511,590	$255,795	$511,590	$511,590

(1)

Reflects pro rata adjustments due to base salary and AIP target adjustments effective Fall 2020. The executive’s AIP target is based on his final adjusted salary multiplied by (i) his original AIP target percentage, for the portion of the year prior to the adjustment, and (ii) his adjusted AIP target percentage, for the portion of the year following the adjustment. See “Executive Compensation — Compensation Discussion and Analysis — Design and Elements of Compensation — Certain Other 2020 Compensation Actions” for a discussion of these increases.

Long-Term and Stock-Based Incentives

Our long-term and stock-based incentive plans have been designed to align a significant portion of executive compensation with stockholder interests. The current plan — the 2006 LTIP — permits a variety of awards including stock options, restricted stock, restricted stock units, stock equivalent units and performance units. These awards are based on an analysis of competitive levels of similar awards.

The company’s long-term and stock-based compensation program has been comprised of:

•	awards of restricted stock or restricted stock units which generally vest in 1/3 increments over three years,

•

for 2018 for legacy Federal-Mogul employees, cash-settled long-term incentive plan awards which are generally earned over a three-year performance period and paid after the end of the performance period, and

•

for periods beginning in 2018 for legacy Tenneco employees and 2019 for legacy Federal-Mogul employees, stock-settled or cash-settled long-term performance share units (“PSUs”) which are generally earned over a three-year performance period and paid after the end of the performance period.

Each year, typically at its meeting in February, the committee reviews and approves long-term incentive award amounts earned for the most recent performance period, and determines the size, nature and distribution of long-term and stock-based grants for our named executive officers for the new year. In addition, during the course of the year the committee may grant additional awards covering partially completed performance periods in connection with new hires or promotions.

Historically, the amount of these awards has been designed by the committee to target value for our named executive officers in the range of the 50th percentile when compared to the value of similar awards granted by peer companies to their executives, based on the committee’s assumptions regarding future company performance and other factors. The value actually realized from these awards could be above or below the 50th percentile based on our actual company performance.

The PSUs granted by the committee in 2018 were designed to be earned 50% based on Economic Value Added (“EVA®”) performance and 50% based on three-year total stockholder return against a peer group. EVA® is defined as net operating profit after taxes minus the annual cost of capital and is a registered trademark of Stern Value Management.

The PSUs issued in 2019 were modified in anticipation of the separation of our company as described above and were designed to be earned 50% based on the FCF of the business segment in which the executive was expected to be employed following separation and 50% based on our TSR relative to the TSR of companies in a peer group selected by the committee.

For the PSUs granted by the committee in 2018, a named executive officer would earn a percentage of the target number of PSUs subject to the applicable award (“Target PSUs”) based on performance as set forth below.

For Relative TSR Performance — 50% of Total Target PSUs (“TSR Target PSUs”)

Company TSR Percentile Ranking	Percent of TSR Target PSUs
≥ 75th	200% (maximum)
50th	100% (target)
25th	50% (threshold)
< 25th	0%

For EVA Performance — 50% of Total Target PSUs (“EVA Target PSUs”)

Cumulative EVA as % of Target	Percent of EVA Target PSUs
120%	200% (maximum)
100%	100% (target)
80%	50% (threshold)
< 80%	0%

Payouts are prorated for performance between the levels presented above.

The PSUs granted in 2018 established performance goals that were based upon the composition of the company and its operations prior to the Federal-Mogul acquisition. Accordingly, the committee determined it was necessary to make adjustments to the awards to give effect to the acquisition, subsequent reorganization and integration. As a result, the committee determined the only element of the original award that could be computed without adjustment is relative TSR, while the EVA® element was immeasurable post-acquisition. Therefore, the committee determined it was necessary to use the average of the three years of AIP in lieu of EVA®. This was determined to be the best measure consistently available across all segments.

The committee’s target levels of performance for the 2018 through 2020 period for relative TSR and our actual level of performance were as follows. For 50% of the PSU opportunity, each named executive officer earned 0% of his opportunity because the company’s relative TSR performance was below the threshold required for any payout (with the 25th percentile being the threshold for minimum payout). For the remaining 50% of the PSU opportunity, each named executive officer received a payout based on his average annual incentive payout for 2018 through 2020 (with Mr. Trammell, as former Chief Financial Officer, treated consistently with Messrs. Kessler and Smith). As a result, Messrs. Kesseler, Trammell and Smith received payout of their 2018 through 2020 PSUs at 34% of target, respectively. None of the other named executive officers held PSUs for the 2018 through 2020 performance period.

One of the named executive officers – Mr. Jueckstock – had a long-term incentive award for the 2018 through 2020 performance period granted to him by Federal-Mogul before the acquisition (“FM LTIP”).

Mr. Jueckstock participated in the FM LTIP applicable to the Powertrain Division. The target payout for Mr. Jueckstock was established at $259,573 based on Mr. Jueckstock’s average long-term incentive payout over the 2015 through 2017 period. Performance for purposes of the FM LTIP was to be measured based on the economic profit of the Powertrain Division (generally earnings before interest expense and income taxes, less a capital charge) over the 2018 through 2020 period. The changes in the company and the Powertrain Division that occurred in 2019 as a result of the Federal-Mogul acquisition were unknown (and thus not accounted for) when Mr. Jueckstock’s FM LTIP target was established for 2018 through 2020. Accordingly, in determining Mr. Jueckstock’s final payout in respect of the FM LTIP, the committee (i) measured each year of the performance period on an individual basis, (ii) determined that there was no economic profit for 2018 and hence 1/3 of the FM LTIP would have zero payout, and (iii) determined to apply Mr. Jueckstock’s 2019 and 2020 AIP award payout percentage (20% and 100%, respectively) to the remaining 2/3 FM LTIP opportunity. Accordingly, the committee determined that Mr. Jueckstock’s FM LTIP final payout was $103,829.

In March 2020, the committee reviewed the company’s traditional PSU program for long-term performance awards. At that time, the committee established a dollar value target for each named executive officer’s long-term performance award, but determined that it was unable to set meaningful targets for the 2020 through 2022 performance period due to the rapidly evolving impact of the COVID pandemic. Over the course of 2020, the committee periodically revisited the long-term performance program, but continued to defer establishing performance goals due to ongoing COVID uncertainty. In November 2020, the committee converted the dollar value targets described above into units based on the 10-day volume weighted average price for the period ended March 4, 2020, with the PSUs to be settled in cash. At the time, the committee also determined that financial performance for 2020 would not be a factor in these awards but instead that the committee would establish targets for 2021 and 2022 in 2021 (with each year being established separately to allow the committee to have the best possible visibility into the performance environment at the outset of each year in light of COVID).

For the PSUs granted in November 2020, a named executive officer will be eligible to earn a percentage of the target PSUs based on performance as set forth below:

Payouts are prorated for performance between the levels presented above.

Certain Other 2020 Compensation Actions

In the Fall of 2020, the committee reviewed the overall compensation of the company’s then-remaining named executive officers in light of the company’s revised peer group and determined that certain adjustments were necessary. As a result of this review, the company increased Mr. Kesseler’s base annual salary and AIP target to the 50th percentile of the market. The company also increased Mr. Smith’s base salary and AIP targets to bring his overall compensation potential to the 50th percentile for similarly situated executives.

In December 2020, the committee granted a special retention award to Mr. Kesseler in the amount of 278,552 cash-settled restricted stock units. The RSUs will vest 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date, in each case generally subject to Mr. Kesseler’s continued employment. The committee made this award to facilitate long-term retention and demonstrate the Board of Directors’ commitment to and faith in Mr. Kesseler’s ongoing leadership, specifically noting:

•

The award recognizes Mr. Kesseler’s strong leadership through challenges faced by the company over the last several years. In late 2018, the company completed its acquisition of Federal-Mogul and the Company undertook the substantial work of the integration of the Federal-Mogul businesses and assets. In the midst of that integration, both a secular industry contraction and a global pandemic materially impacted the company’s operations and the timing for executing its strategic vision. The leadership of the company responded aggressively to these combined forces and as a result, financial results have improved throughout the course of this year under Mr. Kesseler’s leadership.

•

The Federal-Mogul acquisition effectively doubled the size of the company in terms of revenue and number of employees. Further, with the addition of new business units, the company’s operational complexity also increased significantly. Notwithstanding the changes to the company as a result thereof, until the fourth quarter, Mr. Kesseler’s compensation continued to be benchmarked at the 50th percentile versus companies considered to be comparable to the pre-transaction company, which had led to his total compensation being significantly below the market. The award will also compensate Mr. Kesseler, in a manner aligned with shareholder interests, for this gap.

Employment Agreements and Arrangements

In January 2015, we entered into an offer letter with Mr. Kesseler that was amended on October 1, 2018 which is described on page 59.

In October 2018, we entered into an offer letter with Mr. Wood and in March 2020, we entered into a separation agreement with Mr. Wood, each of which is described beginning on page 60.

In April 2017, we entered into an offer letter with Mr. Hollar that is described on page 60.

In October 2018, we entered into an offer letter with Mr. Jueckstock that is described on page 60.

In March 2020, we entered into an arrangement with Mr. Trammell with respect to his service as interim Chief Financial Officer that is described on page 61. Several factors were considered when establishing Mr. Trammel’s pay including market pay consistent with our compensation philosophy, short-term expectation of the role, and significant importance of his institutional knowledge combined with his financial expertise. Based on these factors, the committee approved a compensation package that was valued at approximately 50% of Mr. Trammel’s target annual pay in place upon his retirement in 2018.

In July 2020, we entered into offer letters with each of Messrs. Baird and Masanovich which are described on page 61. In determining their respective pay packages the committee considered each executive’s compensation at their previous employment, market values for the roles, internal equity, and the value of the role for the Company. In addition, one-time RSU awards and cash sign-on awards were provided to replace certain compensation that would be forfeited from their former employers. The compensation levels approximate the 50th percentile when compared to the data reviewed by the committee.

Retirement Plans

We offer to our U.S.-based salaried employees, including our U.S.-based named executive officers, customary, tax-qualified defined contribution retirement (401(k)) plans. Beginning in 2007 (for Tenneco employees) and 2019 (for Federal-Mogul employees) the defined contribution plans provide for a company match on employee contributions of 100% on the first 3% of an employee’s pay and 50% on the next 2% of an employee’s pay, which we believe to be in line with prevailing practices for major U.S. corporations. In addition to this matching contribution, we also provide a company contribution (called a “Company Retirement Contribution”) which is a percentage of a participant’s compensation (between 2.5% and 4% for years beginning in 2020) that is determined based on the individual’s age. The Company Retirement Contributions are generally determined on a payroll-by-payroll period basis but, due to the COVID pandemic, the Company Retirement Contributions were suspended for all plan participants, including named executive officers, for the period between April 1, 2020 and June 30, 2020. Participants are eligible to receive Company Retirement Contributions after they have completed 12 months of service with the company.

We also maintain unfunded non-qualified defined contribution retirement plans (the “Excess Benefit Plans”). Our named executive officers and other senior managers are eligible to participate in an Excess Benefit Plan, with allocations under the plans generally calculated in the same manner as under the applicable existing defined contribution retirement plans, except that (i) Company Retirement Contributions under the plans are made based on compensation that includes bonus compensation payable in accordance with the AIP formula (or other annual bonus formula as in effect at the relevant time) and (ii) contributions under the plans are based on compensation in excess of the Section 401(a)(17) limitations of the Internal Revenue Code.

Under the terms of his offer, Mr. Kesseler was entitled to receive an Excess Benefit Plan contribution of 3% of compensation (including bonus compensation) through December 31, 2019. Thereafter, Mr. Kesseler’s benefit under the Excess Benefit Plan is to be determined in accordance with the terms and conditions of the Excess Benefit Plan.

For U.S.-based executives we (and Federal-Mogul prior to the acquisition) previously offered defined benefit retirement plans that were customary for the automotive industry and, in the case of the Tenneco plans, were consistent with similar plans maintained by the consolidated Tenneco Inc. prior to our becoming a stand-alone public company in 1999. These plans included:

•	a customary tax-qualified retirement plan that was generally available to all U.S.-based salaried employees (see “— Post-Employment Compensation”); and

•	a supplemental executive retirement plan for Tenneco executives for periods prior to January 1, 2007, which we call the “SRP” (see “— Post-Employment Compensation —Supplemental Retirement Plan”).

Although benefits under both the qualified defined benefit plans and the SRP were frozen, prior earned benefits under the plans were preserved.

Mr. Jueckstock, a native of Germany, participates in a defined benefit schedule of the Federal-Mogul German Pension Plan in lieu of the U.S. defined contribution plan. The company makes contributions not to exceed 125,000 Euros per year to the Federal-Mogul German Pension Plan on his behalf pursuant to his offer letter.

Perquisites

We provided relocation benefits to Mr. Baird, which included certain relocation expenses and a tax gross up on those expenses, consistent with our general policies applicable to relocation of our senior executives. As part of our competitive compensation plan, the NEOs are eligible for limited perquisites provided by or paid for by the company. Perquisites provided are reviewed on a regular basis. For each named executive officer other than Mr. Baird, the aggregate value of any such perquisites to each such executive was less than $10,000.

Severance Benefits

We have agreed to pay our Chief Executive Officer two times his then-current salary and two times target bonus for the year in which termination occurs if we terminate his employment other than for disability, cause or in connection with a change in control. We view these benefits as customary and a key element of the recruiting and retention of executives in light of company and industry specific factors.

Otherwise, we maintain a Severance Benefit Plan that applies to all U.S. salaried, full-time employees with at least three months of service who are terminated by us without cause or in connection with a reduction in force or similar layoff. The benefits payable under this plan are described under “— Other Potential Post-Employment Compensation — Severance Benefits.” We most recently amended the plan in April 2020 to reflect prevailing market practices.

Change in Control

We maintain a Change in Control Severance Benefit Plan for Key Executives (the “CIC Executive Severance Plan”) to enable us to retain and motivate highly qualified employees by eliminating, to the maximum practicable extent, any concern that their job security or benefit entitlements will be jeopardized by a “change in control” of our company.

Our plan applies to ten members of management and generally provides for cash benefits consisting primarily of a multiple (two or three times) of an officer’s annual salary and annual targeted cash incentive if the executive officer is actually terminated (other than for cause, death or disability) or constructively terminated on or within two years following a change in control. See “Post-Employment Compensation — Other Potential Post-Employment Compensation — Change in Control Severance Benefit Plan for Key Executives.” We amended and restated our CIC Executive Severance Plan in November 2020 to reflect current market practices and to conform the provisions to certain other plans that we maintain, including updating the definition of change in control thereunder and eliminating the parachute tax gross-up provisions which have not applied to any of our executives for several years. Mr. Kesseler’s cash payment in connection with a change in control termination will equal three times the total of his then current base salary plus his targeted annual bonus in effect immediately prior to the change in control. (Mr. Wood was entitled to the same benefit prior to his separation). The cash payment in connection with a change in control termination for each of Messrs. Jueckstock, Norton and Smith will equal two times the total of his then current base salary plus his targeted annual bonus in effect immediately prior to the change in control.

In addition, the terms of our 2006 LTIP (and our prior long-term incentive plans), provide for awards to vest upon a change in control, unless the committee otherwise provides in an award agreement. Effective for grants of awards made on or after November 5, 2020, however, we amended the 2006 LTIP to eliminate the single trigger vesting. For a more detailed description of the treatment of awards under the 2006 LTIP on a change in control see “Post-Employment Compensation — Other Potential Post-Employment Compensation — Change in Control Severance Benefit Plan for Key Executives.”

Equity Award Policy

Our Board has adopted a formal policy regarding compensatory awards in the form of our common stock or any common stock derivative, such as restricted stock, options, stock appreciation rights and stock equivalent units. Under the policy, in general, equity awards must be approved by the committee or the Board. Typically, the committee will make annual awards that it determines to be appropriate at its meeting held in February. The committee also has the authority to make interim awards in its discretion. The strike price of any option or stock appreciation right must be the fair market value of a share of our common stock on the date of grant.

Our policy also permits a committee of management to make awards in certain cases. The management committee consists of our Chief Executive Officer, General Counsel and our Chief Human Resources Officer. The management committee has the authority to make equity awards to (i) newly hired employees and (ii) employees who are promoted during the course of a year. The awards can be made only in amounts necessary to provide the employee with awards consistent with the amount of awards most recently made to employees of the same salary grade level, prorated based on when the employee was hired or promoted. The total number of shares that the management committee can issue under this policy is 100,000. The management committee is not authorized to make awards to new or promoted employees whom we would typically consider to be at the most senior management or executive officer level.

Stock Ownership Guidelines

We maintain stock ownership guidelines that apply to all of our directors and senior officers. We believe our guidelines further align management’s and stockholders’ interests and we based the guidelines on practices at comparable companies. The individual guidelines are:

•	6 x annual base salary for the Chief Executive Officer;

•	5 x annual retainer for Non-Management Directors;

•	4 x annual base salary for the Chief Operating Officer and Chief Financial Officer;

•	3 x annual base salary for the Executive Vice Presidents and Senior Vice Presidents; and

•	1 x annual base salary for Vice Presidents (in the executive compensation band).

The committee may, from time to time, temporarily suspend or reevaluate and revise participants’ guidelines to give effect to changes in our common stock price or other factors the committee deems relevant. Shares that count towards satisfaction of the guidelines include: (i) shares owned outright by the participant or an immediate family member that shares the same household; (ii) shares held in our defined contribution plans; (iii) restricted stock issued by us, whether or not vested; (iv) unvested time-vesting restricted stock units issued and held as part of long-term compensation; and (v) shares issued upon stock option exercises or vesting of any long-term compensation award that the participant continues to hold.

Participants are required to achieve their guideline within five years of becoming subject to the guidelines. The committee reviews each participant’s compliance (or progress towards compliance) with the guidelines annually, typically at its meeting in February. In its discretion, the committee may impose conditions, restrictions or limitations on any non-compliant participant as the committee determines to be necessary or appropriate.

All of our non-management directors and executive officers, including the named executive officers, are in compliance with the guidelines either through maintaining the requisite level of ownership or being within the “ramp-up” period to achieve the requisite level of ownership under the policy or relying on the committee’s discretion to re-assess guidelines to give effect to unexpected volatility in our stock price.

Anti-Hedging Policy and Trading Restrictions

Our insider trading policy limits the timing and types of transactions in our securities by our directors, officers and other employees. These persons are permitted to trade in our securities only during window periods (following earnings releases) and, in some cases, only after they have pre-cleared transactions with our General Counsel. In addition, the policy provides that none of our directors, officers or other employees may engage in the following transactions:

•	trading in Tenneco stock on a short-term basis;

•	trading in Tenneco stock on margin;

•	short-selling Tenneco stock; and

•

entering into transactions designed to hedge the risks and benefits of ownership of Tenneco securities, including the purchase and/or sale of derivatives, as well as any other transaction that is designed to hedge or offset, or that has the effect of hedging or offsetting, any change in the value of Tenneco securities.

For purposes of our policy, “stock” or “securities” includes stock or securities of Tenneco or any of its subsidiaries.

Anti-Pledging Policy

We have adopted a policy under which our directors and executive officers are prohibited from pledging our securities as collateral for a loan.

Clawback Policy

We have a policy whereby we will, in all appropriate circumstances, require reimbursement of any annual incentive payment or long-term incentive payment to an executive officer where: (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of our financial statements filed with the SEC; (2) our Board determines the executive engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement; and (3) a lower payment would have been made to the executive based upon the restated financial results. In each such instance, we will, to the extent practicable, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results.

Impact of Tax or Accounting Requirements on Compensation

In general, our philosophy is to seek to preserve the tax deductibility of executive compensation to the extent practicable and consistent with our overall compensation philosophies. We do not make compensation determinations based on the accounting or tax treatment of any particular type of award.

Calculations Under Various Plans

“EBITDA” means earnings of Tenneco Inc. before interest expense, income taxes and non-controlling interests, and depreciation and amortization expenses, as determined in accordance with normal business practices.

“FCF” means operating cash flow of Tenneco Inc., less cash interest payments, net cash tax payments and distributions to non-controlling interest partners, excluding the impact of acquisitions and divestitures.

Summary Compensation Table

The following table shows the compensation that we paid to: (1) our Chief Executive Officer; (2) our former Co-Chief Executive Officer; (3) our current Chief Financial Officer; (4) our former Chief Financial Officer and interim Chief Financial Officer; and (5) each of our next three most highly compensated executive officers who were serving at the end of 2020 based on total compensation less the increase in actuarial value of defined benefits and any above market or preferential earnings on non-qualified deferred compensation. We refer to these individuals collectively as the “named executive officers.” The table shows amounts paid to the named executive officers for all services provided to our company and its subsidiaries for 2018, 2019 and 2020 except in the case of (a) Mr. Jueckstock for whom information is presented only for 2019 and 2020, as he was not a named executive officer in 2018, (b) Messrs. Masanovich and Baird, who joined our company in 2020, (c) Mr. Trammell, who rejoined us on an interim basis during 2020 and was not with our company during 2019, and (d) Mr. Smith for whom information is presented for only 2018 and 2020, as he was not a named executive officer in 2019. The table does not include amounts paid to Mr. Wood in his capacity as an outside director before October 1, 2018.

Summary Compensation Table

Name, Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value(5) ($)	All Other Compensation(6) ($)	Total(7) ($)
Brian J. Kesseler	2020	772,500	—	4,872,099	1,620,328	—	95,583	7,360,510
Chief Executive Officer (8)	2019	1,050,000	—	6,375,457	1,771,250	—	100,840	9,297,547
	2018	1,050,000	—	5,395,102	1,326,750	—	77,892	7,849,744
Roger J. Wood	2020	32,308	—	—	—	—	4,847,495	4,879,803
Former Co-Chief Executive	2019	1,050,000	—	6,375,457	—	—	29,089	7,454,546
Officer (9)	2018	262,500	—	1,317,367	164,063	—	9,348	1,753,278
Matti Masanovich	2020	317,568	—	1,306,530	259,180	—	2,790	1,886,068
Chief Financial Officer
Jason M. Hollar	2020	166,903	—	501,043	—	—	35,514	703,460
Former Chief Financial	2019	625,000	—	1,753,200	414,300	—	48,662	2,841,162
Officer (10)	2018	574,583	—	2,305,558	336,115	—	21,648	3,237,904
Kenneth Trammell	2020	1,252,525	—	464,689	—	—	21,000	1,738,214
Former Chief Financial	2019	—	—	—	—	—	—	—
Officer (11)	2018	670,000		1,749,777	642,350	(31,116)	112,052	3,143,063
Kevin W. Baird	2020	354,167	—	1,823,965	350,683		26,928	2,555,743
Executive Vice President and
Chief Operating Officer
Rainer Jueckstock	2020	796,538	—	440,312	958,829	4,257	3,420	2,203,356
Executive Vice President and	2019	950,000	—	1,540,718	301,387	624,346	2,411	3,418,862
President, Powertrain
Brandon B. Smith	2020	464,000	1,000,000	258,096	511,590	—	38,841	2,272,527
Senior Vice President, General	2019	—	—	—	—	—	—	—
Counsel and Corporate Secretary	2018	458,333	—	1,415,456	198,488	—	23,334	2,095,611

(1)

As part of incremental cost reductions being implemented in response to the economic impacts of the COVID-19 pandemic, base salaries were reduced in the second and third quarters of 2020 and returned to normalized levels at the beginning of the fourth quarter.

(2)	Represents the vesting of cash retention award for Mr. Smith.

(3)

The stock award totals for a year reflect the grant date fair value of all restricted stock or restricted stock units awarded during such year and, for 2018 and 2019, includes the grant date fair value of all PSUs awarded during such year. See note 16 of our consolidated financial statements for the year ended December 31, 2018 for a description of how the 2018 data was computed; note 17 of our consolidated financial statements for the year ended December 31, 2019 for a description of how the 2019 data was computed; and note 17 of our consolidated financial statements for the year ended December 31, 2020 for a description of how 2020 data was computed. See “—Compensation Discussion and Analysis — Design and Elements of Compensation — Long-Term and Stock-Based Incentives.”

Because the compensation committee determined to establish performance targets in 2021 and 2022 for the 2020 through 2022 PSUs, these awards had no grant date fair value in 2020 under applicable accounting rules. Below sets forth, for each applicable named executive officer, the intended dollar value of the PSU award granted to him in 2020 for the 2020 through 2022 performance period and what his aggregate pro forma total compensation would have been had such value been the grant date fair value in 2020 that was reported in the Summary Compensation Table:

Name	2020-2022 PSU Value ($)	Pro Forma Total Compensation ($)
Mr. Kesseler	3,600,000	10,960,510
Mr. Masanovich	1,100,000	2,986,068
Mr. Hollar	990,000	1,693,460
Mr. Baird	1,200,000	3,755,743
Mr. Jueckstock	870,000	3,073,056
Mr. Smith	510,000	2,782,527

(4)

The amounts under the column entitled “Non-Equity Incentive Plan Compensation” in the table above are comprised of (a) for all periods, the named executive officer’s payment under our annual bonus program, (b) for 2018 and 2019, the named executive officer’s long-term performance unit payment for the 2016 through 2018 performance period and the 2017 through 2019 performance period and (c) for Mr. Jueckstock for all periods, the FM LTIP payment for the applicable performance period, respectively. See “— Compensation Discussion and Analysis — Design and Elements of Compensation — Salary and Annual Cash Incentive Compensation.”

(5)

As described below under “Post-Employment Compensation,” we traditionally maintained defined benefit and supplemental pension plans for our U.S. senior management (although future benefit accruals were frozen for most employees as described below under “— Post-Employment Compensation — 2006 Changes in Defined Benefits”). Mr. Jueckstock participates in the Federal-Mogul German Pension Plan, as described under “Compensation Discussion and Analysis—Design and Elements of Compensation—Retirement Plans,” above. The change in pension value for Mr. Jueckstock in 2019 was primarily due to a change in the discount rate used to determine the present value of the benefits, from 2.0% in 2018 to 1% in 2019. Messrs. Kesseler, Wood, Masanovich, Hollar, and Baird do not participate in any defined benefit plan sponsored by us.

(6)	The amounts under the column entitled “All Other Compensation” in the table above for 2020 are comprised of the following:

Name	Perquisites and Other Personal Benefits(a)	Severance Benefits	Life Insurance Premiums	Registrant Contributions to Defined Contribution Plans(b)	Tax Gross Up(c)
Mr. Kesseler	$–	–	$4,320	$91,263	$–
Mr. Wood	$–	$4,842,423	$3,780	$1,292	$–
Mr. Masanovich	$–	–	$2,790	$–	$–
Mr. Hollar	$–	–	$2,250	$33,264	$–
Mr. Trammell	$–	–	$9,600	$11,400	$–
Mr. Baird	$15,912	–	$3,060	$–	$7,956
Mr. Jueckstock	$–	–	$3,420	$–	$–
Mr. Smith	$–	–	$2,376	$36,465	$–

(a)	Reflects relocation benefits for Mr. Baird. No other named executive officer received perquisites and other personal benefits that exceeded $10,000 in the aggregate.

(b)	For our U.S. named executive officers, we offer retirement benefits through 401(k) savings plans. Under the plans, subject to limitations in the Internal Revenue Code,

participants may elect to defer up to 75% of their salary through contributions to the plan, which are invested in selected mutual funds or used to buy our common stock. For 2020, we provided a company match on an employee’s contribution of 100% on the first 3% of an employee’s pay and 50% on the next 2% of an employee’s pay. In addition to this matching contribution, we also provide a Company Retirement Contribution equal to a percentage of the employee’s compensation based on an age-weighted formula. All matching contributions vest immediately. Company Retirement Contributions vest upon the named executive officer’s third anniversary with the company.

(c)	Represents a tax gross up payment in connection with Mr. Baird’s relocation benefits.

(7)

Tenneco began granting long-term incentives in the form of PSUs in 2018, which are reflected in the table above at grant date fair value for 2018 and 2019. Our prior long-term incentives, the long-term performance units (“LTPUs”) and FM LTIP, are reported in the table above when paid, resulting in 2018 compensation including pay for both the 2016 through 2018 and 2018 through 2020 performance periods and 2019 compensation including pay for both the 2017 through 2019 and 2019 through 2021 performance periods.

The total compensation for 2018 for each named executive officer who received an LTPU or FM LTIP payout would have been as follows, excluding the LTPU or FM LTIP payout:

Name	Adjusted Total Compensation
Mr. Kesseler	$7,179,244
Mr. Wood	$1,753,278
Mr. Trammell	$2,785,463
Mr. Hollar	$3,226,154
Mr. Smith	$2,056,498

The total compensation for 2019 for each named executive officer would have been as follows, excluding the LTPU or FM LTIP payout:

Name	Adjusted Total Compensation
Mr. Kesseler	$8,263,397
Mr. Hollar	$2,696,862
Mr. Jueckstock	$3,288,475

(8)

Mr. Kesseler served as the company’s Chief Executive Officer until October 1, 2018. On that date, he was appointed as our Co-Chief Executive Officer. On January 7, 2020, he again became our sole Chief Executive Officer.

(9)	Mr. Wood was appointed our Co-Chief Executive Officer on October 1, 2018 and separated from the company on January 7, 2020.

(10)

Mr. Hollar served as the company’s Senior Vice President, Finance until July 1, 2018. On that date, he was appointed as our Chief Financial Officer. On March 13, 2020, Mr. Hollar resigned from the role of Chief Financial Officer, effective April 1, 2020, and from the company effective April 13, 2020.

(11)

Mr. Trammell served as our Chief Financial Officer until July 1, 2018, and retired from our company effective January 1, 2019. On March 18, 2020, Mr. Trammell was appointed interim Chief Financial Officer, effective April 1, 2020. Mr. Trammell resigned from the company on September 18, 2020.

Grants of Plan-Based Awards During 2020

The following table shows certain information regarding grants of plan-based awards we made to the named executive officers during 2020.

Grants of Plan-Based Awards During 2020

Name	Grant Date		Estimated Future Payout Under Non-Equity Incentive Plan Awards			Estimated Future Payout Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold	Target	Maximum
Mr. Kesseler	3/4/2020	(1)	405,082	1,620,328	3,240,656
	3/4/2020	(2)				-	-	-
	3/4/2020	(3)							243,903	1,821,955
	12/7/2020	(4)							278,552	3,050,144
Mr. Masanovich	8/10/2020	(1)	64,795	259,180	518,360
	8/10/2020	(2)				-	-	-
	8/10/2020	(5)							146,472	1,306,530
Mr. Hollar	3/4/2020	(1)	125,000	500,000	1,000,000
	3/4/2020	(2)				-	-	-
	3/4/2020	(3)							67,074	501,043
Mr. Trammell	4/1/2020	(6)							141,243	464,689
Mr. Baird	8/3/2020	(1)	87,671	350,683	701,366
	8/3/2020	(2)				-	-	-
	8/3/2020	(3)							133,156	1,013,317
	8/3/2020	(7)							106,524	810,648
Mr. Jueckstock	3/4/2020	(1)	213,750	855,000	1,710,000
	3/4/2020	(2)				-	-	-
	3/4/2020	(3)							58,944	440,312
Mr. Smith	3/4/2020	(1)	127,898	511,590	1,023,180
	3/4/2020	(2)				-	-	-
	3/4/2020	(3)							34,551	258,096

(1)

Represents threshold, targeted and maximum incentive payouts that are paid based on our performance against enterprise EBITDA and FCF goals under the AIP as described below under “— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Annual Bonus and Non-Equity Incentive Plan Awards.” The payout for each of Messrs. Kesseler and Smith, who each received salary and AIP target adjustments in the Fall of 2020, is earned on a pro rata basis based on the adjusted salary against each of the AIP targets for the portion of the year to which it relates).

(2)

As described in footnote 2 to the Summary Compensation Table, the PSUs granted for the 2020 through 2022 performance period did not have a grant date for accounting purposes in 2020. Incentive payouts under our PSUs are paid based on our performance against goals relating to enterprise EBITDA and FCF. See“— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Stock Awards.”

The following shows, for each applicable named executive officer, the intended dollar value of the 2020-2022 PSU granted to him at the threshold, target, and maximum levels:

Name	Threshold ($)	Target ($)	Maximum ($)
Mr. Kesseler	900,000	3,600,000	7,200,000
Mr. Masanovich	275,000	1,100,000	2,200,000
Mr. Hollar	247,500	990,000	1,980,000
Mr. Baird	300,000	1,200,000	2,400,000
Mr. Jueckstock	217,500	870,000	1,740,000
Mr. Smith	127,500	510,000	1,020,000

(3)	Represents awards of restricted stock units under our 2006 LTIP. One-third of the restricted stock units vest on each of the first three anniversaries of the grant date.

(4)	Represents an award of restricted stock units under our 2006 LTIP. One-half of the restricted stock units vest on each of the second and third anniversaries of the grant date.

(5)

Represents an award of restricted stock units under our 2006 LTIP. The restricted stock units will vest as follows: 27% on the first anniversary of the grant date, 27% on the second anniversary of the grant date, and the remainder on the third anniversary of the grant date

(6)

Represents an award of restricted stock units under our 2006 LTIP. Mr. Trammel received the award on April 1, 2020 and vested in full upon the appointment of our Chief Financial Officer in August 2020. Value of the award is the realized taxable income based on fair market value of $9.34.

(7)	Represents an award of restricted stock units under our 2006 LTIP. One-half of the restricted stock units vest on each of the first and second anniversaries of the grant date.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Annual Bonus and Non-Equity Incentive Plan Awards

For 2018, we adopted the AIP, which paid awards 60% based on the company’s achievement of pre-established EBIT objectives and 40% based on the company’s achievement of pre-established cash flow objectives. For 2019, AIP metrics were to pay awards based on achievement of pre-established EBITDA objectives and pre-established cash flow objectives, measured at business and division levels. For 2020, AIP metrics were to pay awards based 50% on pre-established EBITDA and 50% on pre-established cash flow objectives measured at the enterprise level. See “Compensation Discussion and Analysis—Executive Summary—Changes in 2020 Program Design,” and “Compensation Discussion and Analysis—Design and Elements of Compensation—Salary and Annual Cash Incentive Compensation.” In general, a participant is entitled to a pro rata bonus if his or her employment is terminated due to death, disability or retirement.

The amounts under the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above are comprised of (a) for all periods, the named executive officer’s payment under the AIP, (b) for 2018 and 2019, the named executive officer’s long-term performance unit payment for the 2016 through 2018 performance period and the 2017 through 2019 performance period and (c) for Mr. Jueckstock for all periods, the FM LTIP payment for the applicable performance period, respectively. See “— Compensation Discussion and Analysis — Design and Elements of Compensation — Salary and Annual Cash Incentive Compensation.”

Stock Awards

Amounts reflected in the Summary Compensation Table under the column entitled “Stock Awards” represent (a) awards of restricted stock and restricted stock units and (b) for 2018 and 2019, the grant-date fair value of PSUs assuming achievement of the pre-established EVA® and total stockholder return (for awards in 2018), or cash flow and total stockholder return (for awards in 2019) targets at 100%. Our PSUs granted in 2020 for the 2020 through 2022 performance period will be earned based on the achievement of EBITDA and FCF targets established in 2021 and 2022. Our restricted stock and restricted stock unit awards generally vest one-third per year during the three years after the grant date, subject to the officer’s continued employment. Subject to the terms of any employment agreement, the unvested portion of these awards is generally forfeited by a participant if his or her employment is terminated other than due to death, disability or retirement. All restrictions lapse upon death, disability or retirement. Our PSUs are settled in class A common stock or cash at the end of the three-year performance period on the basis of the achievement of the pre-established performance objectives. In the event of the executive’s death or disability prior to the end of the performance period, a prorated portion of the target award will vest and be paid based on the portion of the performance period elapsed prior to the executive’s termination of employment. In the event of the executive’s retirement prior to the end of the performance period, the executive will be entitled to a prorated number of the units to which the executive would have been entitled based on performance during the performance period had his or her employment not terminated based on the portion of the performance period elapsed prior to the executive’s retirement. See “— Compensation Discussion and Analysis” for a discussion of specific determinations with respect to our PSUs for the 2018 through 2020 and 2020 through 2022 measurement periods.

Option Awards

Prior to 2015, we granted awards of nonqualified options to purchase common stock granted to our executive officers under our 2006 LTIP. The awards vested one-third per year during the three years after the grant date, subject to the officer’s continued employment, and have a seven-year term. Subject to the terms of any employment agreement, the unexercised portion of these awards is generally forfeited by a participant on the date his or her employment is terminated other than due to death, disability or retirement. In the event of death, disability or retirement, the options become fully exercisable and remain exercisable for a period specified in the applicable award agreement.

Employment Agreements and Other Employment Arrangements

In December 2014, we provided Mr. Kesseler an offer letter that sets forth certain terms and conditions of his employment with our company. The letter provides that, under our CIC Executive Severance Plan, Mr. Kesseler’s cash payment in connection with a change in control termination would be equal to three times the total of his then current base salary plus targeted annual bonus in effect immediately prior to the change in control. Pursuant to the letter, we paid Mr. Kesseler a one-time signing bonus of $1,000,000 and an award of 83,474 restricted shares that vests 50%

on each of the second and fourth anniversaries of the grant date to replace equity forfeited when he left his prior position. In addition, Mr. Kesseler received full LTPU grants for the 2013 through 2015 and 2014 through 2016 performance periods to replace foregone benefits. Pursuant to the letter, Mr. Kesseler is eligible to participate in the benefit plans we offer to our employees generally as well as our long-term incentive plan. Mr. Kesseler’s offer letter was amended when he became our Co-Chief Executive Officer on October 1, 2018 to provide that, other than in connection with a change in control, if Mr. Kesseler’s employment is terminated by us other than for disability or for cause, he will be paid two times his then current annual base salary and target bonus for the year in which termination occurs.

In October 2018, we entered into an offer letter with Mr. Wood that set forth certain terms and conditions of his employment with our company. The letter provided that, under our CIC Executive Severance Plan, Mr. Wood’s cash payment in connection with a change in control termination would be equal to three times the total of his then current base salary plus targeted annual bonus in effect immediately prior to the change in control. The letter also provided that, other than in connection with a change in control, if Mr. Wood’s employment were to be terminated by us other than for disability or for cause, he would be paid two times his then current annual base salary and target bonus for the year in which the termination occurred. Pursuant to the letter, Mr. Wood was eligible to participate in the benefit plans we offer to our employees generally as well as our long-term incentive plan. In addition, he was eligible to participate in our 401(k) plan with respect to Company Retirement Contributions after completing one year of service and participated in our non-qualified defined contribution plan at the rate of 3% of compensation (which was modified beginning in 2019 to provide for an age-weighted contribution).

On January 7, 2020, Mr. Wood separated from the company, and on March 12, 2020, we entered into a Separation Agreement with Mr. Wood pursuant to which he received, subject to a customary release, (i) accrued wages and unused vacation through his termination date; (ii) two times the sum of his base salary and two times the target bonus for 2020, paid in a lump sum; and (iii) a cash payment equal to the employer portion of his medical coverage for one year, paid in a lump sum.

In April 2017, we provided Mr. Hollar an offer letter that sets forth certain terms and conditions of his employment with our company. The letter provided that Mr. Hollar was eligible to participate in our CIC Executive Severance Plan. The agreement also provided that, if Mr. Hollar’s employment was terminated, he would be eligible to participate in our Severance Benefit Plan. Pursuant to the letter, we paid Mr. Hollar a one-time signing bonus of $150,000, an award of 5,343 restricted shares that vests in equal installments on the first three anniversaries of the grant date, and an award of 5,021 restricted shares that vest on the first anniversary of the grant date to replace foregone compensation when he left his prior position. Mr. Hollar also received LTPU grants for the 2016 through 2018 and 2017 through 2019 performance periods. In addition, to replace foregone long-term incentive cash awards at his prior position, Mr. Hollar received a $200,000 cash payment in December 2017 and received an additional $200,000 cash payment in December 2018. Pursuant to the letter, Mr. Hollar was eligible to participate in the benefit plans we offer to our employees generally as well as our long-term incentive plan. On March 13, 2020, Mr. Hollar resigned from the company, effective April 13, 2020.

In October 2018, we provided Mr. Jueckstock an offer letter that sets forth certain terms and conditions of his employment with our company. The letter provides that Mr. Jueckstock is eligible to participate in our CIC Executive Severance Plan. The agreement also provides that, if Mr. Jueckstock’s employment is terminated, he will be eligible to participate in our Severance Benefit Plan. Pursuant to the letter, Mr. Jueckstock is eligible to participate in the benefit plans we offer to our employees generally as well as our long-term incentive plan.

On March 18, 2020, we provided Mr. Trammell an offer letter that set forth certain terms and conditions of his employment with our company. Pursuant to the letter, Mr. Trammell was given a base salary of $111,111, paid semi-monthly, and was granted restricted stock units with a value of $500,000, which vested as of August 14, 2020. The letter provided that Mr. Trammell would participate in the benefit plans we offer to our employees generally.

In July 2020, we provided Mr. Baird an offer letter that sets forth certain terms and conditions of his employment with our company. The letter provides that Mr. Baird is eligible to participate in our CIC Executive Severance Plan. The agreement also provides that, if Mr. Baird’s employment is terminated, he would be eligible to participate in our Severance Benefit Plan. Pursuant to the letter, we paid Mr. Baird a one-time signing bonus of $600,000 with the full amount to be paid on or as soon as practicable after February 28, 2021 but in no event later than March 15, 2021, subject to his continued employment. Additionally, we paid Mr. Baird an award of restricted stock units with a value of $1,000,000, with one-half of the award vesting on August 3, 2021 and the remaining one-half of the award vesting on August 3, 2022, and an award of restricted stock units with a value of $800,000, which will vest ratably over three years from the date of grant. Pursuant to the letter, Mr. Baird is eligible to participate in the benefit plans we offer to our employees generally as well as our long-term incentive plan.

In July 2020, we provided Mr. Masanovich an offer letter that sets forth certain terms and conditions of his employment with our company. The letter provides that Mr. Masanovich is eligible to participate in our CIC Executive Severance Plan. The agreement also provides that, if Mr. Masanovich’s employment is terminated, he would be eligible to participate in our Severance Benefit Plan. Pursuant to the letter, we paid Mr. Masanovich a one-time signing bonus of $220,000 with the full amount to be paid on or as soon as practicable after February 28, 2021 but in no event later than March 15, 2021, subject to his continued employment. Additionally, we paid Mr. Masanovich an award of restricted stock units with a value of $1,100,000, with 27% of the award vesting on August 10, 2021, 27% of the award vesting on August 10, 2022 and the remaining shares vesting on August 10, 2023. Pursuant to the letter, Mr. Masanovich is eligible to participate in the benefit plans we offer to our employees generally as well as our long-term incentive plan.

Outstanding Equity Awards at December 31, 2020

The following table shows certain information regarding the outstanding equity awards held by the named executive officers at the end of 2020.

Outstanding Equity Awards at December 31, 2020

	Option Awards			Stock Awards
Name (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Mr. Kesseler	—	—	—
2/7/2018				11,626	123,236
5/16/2018				1,671	17,713
2/5/2019				49,080	520,248
3/4/2020				243,903	2,585,372
12/7/2020				278,552	2,952,651
2/7/2018						52,316	(4)	554,550
5/16/2018						7,520	(4)	79,712
2/5/2019						110,429	(5)	1,170,547
3/4/2020						—	(6)	—
Mr. Trammell
1/15/2014	14,757	56.23	1/14/2021
2/7/2018						6,352	(4)	67,331
Mr. Masanovich	—	—	—
8/10/2020				146,472	1,552,603
8/10/2020						—	(6)	—
Mr. Baird	—	—	—
8/3/2020				239,680	2,540,608
8/3/2020						—	(6)	—
Mr. Jueckstock	—	—	—
10/22/2018				13,951	147,881
2/5/2019				11,860	125,716
3/4/2020				58,944	624,806
2/5/2019						26,687	(5)	282,882
3/4/2020						—	(6)	—
Mr. Smith	—	—	—
1/15/2014	876	56.23	1/14/2021
2/7/2018				1,211	12,837
6/1/2018				727	7,706
12/10/2018				23,020	244,012
2/5/2019				6,952	73,691
3/4/2020				34,551	366,241
2/7/2018						5,450	(4)	57,770
6/1/2018						3,272	(4)	34,683
2/5/2019						15,644	(5)	165,826
3/4/2020						—	(6)	—

(1)	As of December 31, 2020, Messrs. Wood and Hollar did not hold any outstanding equity awards.

(2)	No named executive officer held unvested options at December 31, 2020.

(3)

The vesting dates and number of shares vesting for the unvested restricted stock units reflected above as of December 31, 2020 are as set forth below. Certain of the units are to be settled in stock and others are to be settled in cash.

Name	Stock Vesting Date	Number of Shares Vesting
Mr. Kesseler	2/5/2021 2/7/2021 3/4/2021 5/16/2021 2/5/2022 3/4/2022 12/7/2022 3/4/2023 12/7/2023	24,540 11,626 81,301 1,671 24,540 81,301 139,276 81,301 139,276
Mr. Masanovich	8/10/2021 8/10/2022 8/10/2023	39,947 39,947 66,578
Mr. Baird	8/3/2021 8/3/2022 8/3/2023	102,086 102,086 35,508
Mr. Jueckstock	2/5/2021 3/4/2021 10/22/2021 2/5/2022 3/4/2022 3/4/2023	5,930 19,648 13,951 5,930 19,648 19,648
Mr. Smith* * All unvested awards forfeited when Mr. Smith departed the company March 15, 2021.	2/5/2021 2/7/2021 3/4/2021 6/1/2021 12/10/2021 2/5/2022 3/4/2022 3/4/2023	3,476 1,211 11,517 727 23,020 3,476 11,517 11,517

(4)	Represents unvested PSUs for the 2018 through 2020 performance period at the achievement of target performance goals.

(5)	Represents unvested PSUs for the 2019 through 2021 performance period at the achievement of target performance goals.

(6)

Represents unvested PSUs for the 2020 through 2022 performance period at the achievement of target performance goals. As described in footnote 2 to the Summary Compensation Table, the PSUs granted for the 2020 through 2022 performance period did not have a grant date for accounting purposes in 2020. Incentive payouts under our PSUs are paid, in cash, based on our performance against goals relating to enterprise EBITDA and FCF. See“— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Stock Awards.”

The following shows the number of units underlying unvested PSUs and their market value as of December 31, 2020 for the 2020 through 2022 performance period allocated to each applicable named executive officer:

Name	Number of Unvested Units	Market Value
Mr. Kesseler	365,854	3,878,052
Mr. Masanovich	111,789	1,184,963
Mr. Baird	121,951	1,292,681
Mr. Jueckstock	88,415	937,199
Mr. Smith	51,829	549,387

Option Exercises and Stock Vested During 2020

The following table shows certain information regarding options exercised and stock vested during 2020 for the named executive officers.

Option Exercises and Stock Vested During 2020

	Option Awards		Stock Awards
Name (1)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(2) ($)
Mr. Kesseler	—	—	49,164	462,764
Mr. Hollar	—	—	9,170	93,461
Mr. Trammell	—	—	141,243	1,319,210
Mr. Jueckstock	—	—	19,881	191,479
Mr. Smith	—	—	5,920	57,853

(1)	During 2020, Messrs. Wood, Masanovich and Baird did not exercise options or have stock vest.

(2)	Includes shares withheld to satisfy tax obligations.

Post-Employment Compensation

Pension Benefits Table

The following table shows certain information regarding potential benefits as of December 31, 2020 for Mr. Jueckstock under the Federal-Mogul German Pension Plan. No other named executive officer participates in a defined benefit pension plan sponsored by the company.

Pension Benefits

Name(1)	Plan Name		Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($)
Mr. Jueckstock	1	(2)	19.0	(3)	3,103,622

(1)	No other named executive officer participates in any defined benefit plan sponsored by us.

(2)

For Plan 1, the present value of accumulated benefits was determined using the discount rate of 1.25% and mortality assumptions of Heubeck 2018 G mortality tables. The benefits were assumed to be payable at normal retirement ages or such earlier ages at which the executives could commence an unreduced retirement benefit. The pension benefits for Mr. Jueckstock are denominated in Euros. The present value of these accumulated benefits reflects a Euro-U.S. Dollar exchange rate of 1.11 to 1.

(3)	The named executive officer’s years of service credited under the plans is less than his actual years of service with Tenneco and its predecessors.

Federal-Mogul German Pension Plan

Mr. Jueckstock, a native of Germany, participates in a defined benefit schedule of the Federal-Mogul German Pension Plan in lieu of the U.S. defined contribution plan. In accordance with his offer letter, the company makes contributions not to exceed 125,000 Euros per year to the plan based on annual salary, excluding bonuses. The amount of the contributions is determined at 0.5% of the base salary for compensation below the German social security contribution ceiling plus 1.5% of the base salary above that ceiling, per year of pension service.

2006 Changes in Defined Benefit Plans

Benefits under Tenneco’s U.S. tax-qualified defined benefit pension plans were generally frozen for salaried employees effective as of December 31, 2006. Prior earned benefits under the defined benefit plans were, however, preserved. This freeze generally impacted all U.S.-based salaried employees and non-union hourly employees who participated in any of the plans.

To mitigate the loss of benefits associated with the defined benefit plan freeze, we amended our existing qualified defined contribution plans, effective January 1, 2007, to provide for Company Retirement Contributions. Initially, the amount of the contribution was a fixed contribution of 2% of compensation with some participants being subject to an age-based formula. Beginning in 2020, the percentage for all Company Retirement Contributions was determined under an age-based formula (between 2.5% and 4% of compensation). In addition, effective January 1, 2007, we implemented an unfunded non-qualified defined contribution plan as described in “— Compensation Discussion and Analysis — Design and Elements of Compensation — Retirement Plans.”

Nonqualified Defined Contribution and Other Deferred Compensation Plans Table

The following table sets forth certain information regarding certain benefits for the named executive officers under our nonqualified defined contribution plans.

Nonqualified Deferred Compensation

Name	Registrant Contributions in 2020(1) ($)	Aggregate Earnings/ (Loss) in 2020(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/20(3) ($)
Mr. Kesseler	70,600	6,731	—	379,055
Mr. Wood	—	—	—	—
Mr. Masanovich	—	—	—	—
Mr. Hollar	21,900	793	—	—
Mr. Trammell	—	—	—	—
Mr. Baird	—	—	—	—
Mr. Jueckstock	—	—	—	—
Mr. Smith	19,340	808	—	50,847

(1)	Included in “All Other Compensation” in the Summary Compensation Table.

(2)	Reflects earnings on contributions under our non-qualified defined contribution plan based on the individual’s selected investments.

(3)

Includes registrant contribution amounts reported in the 2020 Summary Compensation Table for: Mr. Kesseler – $70,600 for 2020, $75,713 for 2019 and $57,612 for 2018; Mr. Wood – $14,109 for 2019; Mr. Hollar – $21,900 for 2020, $26,821 for 2019 and $7,454 for 2018; and Mr. Smith – $19,340 for 2020, and $5,184 for 2018. Messrs. Masanovich and Baird were not eligible for Company Retirement Contribution in 2020. Messrs. Wood and Hollar departed the company prior to reaching the required three years vesting service and therefore forfeited their balances of $14,109 and $57,495, respectively. Mr. Trammell received a full distribution on July 1, 2019 and had no balance or contributions in 2020.

As described above in “— Compensation Discussion and Analysis — Design and Elements of Compensation — Retirement Plans,” our U.S. named executive officers and other senior managers are eligible to participate in an Excess Benefit Plan, with allocations under the plan calculated in the same manner as under the applicable corresponding tax-qualified defined contribution retirement plan, except that (i) Company Retirement Contributions under the Excess Benefit Plan are made based on compensation that includes bonus compensation payable in accordance with the AIP formula, (ii) contributions under the Excess Benefit Plan are based on compensation in excess of the Section 401(a)(17) limitations of the Internal Revenue Code and (iii) prior to 2020, our Chief Executive Officer and former Co-Chief Executive Officer had special benefits under the plan as described above in “— Compensation Discussion and Analysis.”

Other Potential Post-Employment Compensation

The following describes potential post-employment compensation for each of our named executive officers.

Change in Control Severance Benefit Plan for Key Executives

We maintain a CIC Executive Severance Plan. The purpose of the plan is to enable us to continue to attract, retain and motivate highly qualified employees by eliminating, to the maximum practicable extent, any concern on the part of such employees that their job security or benefit entitlements will be jeopardized by a “change in control” of our company. The plan was amended and restated effective as of November 5, 2020 to conform certain provisions of the plan to our 2006 LTIP, to eliminate references to tax gross-ups which do not apply to any of our employees and to make other technical and conforming changes.

Under the plan, as amended, a “change in control” happens if:

•

any person or group acquires (A) 30% or more of the voting power of our then-outstanding securities having general voting rights or (B) 40% or more of our outstanding shares of class A common stock and class B common stock in the aggregate subject to limited exceptions;

•	our incumbent directors cease to constitute a majority of our Board;

•	there is a merger, consolidation or sale of all or substantially all the assets in which our stockholders own less than 50% of the new company; or

•	we are liquidated or dissolved.

Benefits under the plan are payable to a key employee whose employment is terminated (either actually or constructively) on or within two years after a change in control. Under the plan, we must pay an eligible executive a lump sum cash payment equal to one, two or three times, depending on his or her grouping under the plan, (i) his or her base salary and (ii) his or her targeted annual bonus in effect immediately prior to the change in control. In addition, we must provide the executive with (a) a pro rata bonus at target (payable in a lump sum), (b) one, two or three years (depending on his or her grouping under the plan) of health and welfare benefits continuation, (c) out placement services and (d) all deferred compensation (payable in a lump sum, subject to applicable plan provisions and applicable tax rules). Awards under our 2006 LTIP (or a successor plan) are subject to the terms of the 2006 LTIP (or successor). Gross-up payments were completely eliminated under the amended plan and none of the named executive officers were entitled to gross-up payments under the 2006 LTIP prior to the amendment.

Under our 2006 LTIP for grants made prior to November 5, 2020, upon a change in control, all options and stock appreciation rights will immediately vest and remain exercisable for up to 36 months and all restrictions on outstanding restricted stock and restricted stock units will lapse and our LTPUs and PSUs shall be deemed fully earned on the date of the change in control and paid based on assumed achievement of targeted performance goals. Under our 2006 LTIP for grants made on or after November 5, 2020, unless the committee determines that performance conditions can be determined on substantially the same basis as prior to the change in control, any performance conditions applicable to outstanding performance awards or cash incentive awards will be deemed to have been achieved at the target level of performance for the performance period in effect on the date of the change in control and any service-based conditions applicable to such awards will continue to apply as if the change in control had not occurred. If a participant’s employment or service terminates on or within 24 months following the change in control due to termination for cause or good reason (each as defined in the 2006 LTIP) all then outstanding awards will vest upon the termination and any options or stock appreciation rights will remain exercisable for 24 months following the termination. In the event that awards granted under our 2006 LTIP on or after November 5, 2020 are not continued, assumed or replaced in connection with the change in control, the outstanding awards will become fully vested upon the change in control (with performance being determined at target in the case of performance awards) and will be cancelled in exchange for a cash payment or other consideration generally provided to stockholders in the change in control.

Upon a change in control, the FM LTIP provides that the committee may provide for payment of a pro-rated award at target.

Messrs. Kesseler, Masanovich, Baird, Jueckstock, and Smith would have become entitled to receive payments from us as follows had we experienced a change in control on December 31, 2020 (assuming termination on that date, including, to the extent applicable, with respect to LTPUs, options, PSUs, restricted stock and restricted stock units, as described above, and assuming the committee elected to pay out the FM LTIP). No information is included for Messrs. Wood, Hollar or Trammell, as they were not employed by us on December 31, 2020.

Name	Severance Amount	Bonus Amount	Long Term Performance Award Payout(1)	Early Vesting of Awards(2)	Other Benefits(3)	Excise Tax Gross Up(5)	Total(4)
Mr. Kesseler	$9,000,000	$1,620,328	$—	$11,882,081	$75,872	—	22,578,281
Mr. Masanovich	$2,867,500	$259,180	$—	$2,737,566	$27,178	—	5,891,424
Mr. Baird	$3,400,000	$350,683	$—	$3,833,289	$52,037	—	7,636,009
Mr. Jueckstock	$3,610,000	$855,000	$259,973	$2,118,484	$56,286	—	6,899,343
Mr. Smith	$2,442,000	$511,590	$—	$2,512,153	$39,007	—	5,504,750

(1)	Represents full value of all unpaid FM LTIP awards at target that would have vested upon a change in control.

(2)

Represents the value of all unvested restricted stock and restricted stock units and the full value of all unearned PSUs at target based on the closing price of a share of our class A common stock on December 31, 2020. Includes early vesting of cash awards in the case of Mr. Smith.

(3)	Represents welfare benefits (medical, dental, life and disability) and outplacement services.

(4)	Executives are not entitled to any excise tax gross up or reimbursement by the company.

(5)	The amounts presented are estimated without any allocation of amounts payable to service prior to or after the change in control.

Severance Benefits

If Mr. Kesseler was involuntarily terminated by us other than for disability or cause or in connection with a change in control, he would have been entitled to receive a lump sum payment equal to two times his respective annual base salary and targeted annual bonus (which lump sum amount would have been $6,000,000 for Mr. Kesseler as of December 31, 2020).

We maintain a Severance Benefit Plan that applies to all U.S. salaried, full-time employees (including officers) with at least three months of service and who are not eligible for any type of severance or termination benefit with respect to a termination otherwise covered by the Severance Benefit Plan or who is otherwise covered by any other severance plan or agreement. The Severance Benefit Plan was most recently amended as of April 1, 2020 to add additional requirements relating to the receipt of severance benefits, to change the severance payment period (from a lump sum to installments) and to make technical and conforming changes. The Severance Benefit Plan provides benefits for eligible employees whose termination of employment occurs as a result of a “Covered Termination” (which generally means a termination by the company without cause (as defined in the plan) or termination by the employee due to constructive discharge (also as defined in the plan). Under this plan, eligible employees who are officers and whose employment is terminated by the company without cause or due to a constructive discharge will be entitled to receive a severance payment equal to (1) one year of base salary plus target bonus and (2) a medical subsidy payment which is 52 times (or such lower number of weeks included in the severance payment) (a) the employer-paid portion of the monthly premium for medical coverage for the employee under the company’s medical plans (determined as of the termination date) divided by (b) four. Outplacement services are also provided. Severance payments under the Severance Benefit Plan are paid in substantially equal installments over the severance period and all payments (and other benefits) are discontinued if the individual obtains alternative employment (determined in accordance with the terms of the plan) after termination of employment with the company. The Severance Benefit Plan would apply to Messrs. Masanovich, Baird, Jueckstock, and Smith, each of whom we expect would have received cash payments of $3,798,924, $5,086,009, $4,239,343, and $3,722,750, respectively, if his employment had been terminated by us on December 31, 2020 under circumstances not covered by another severance plan or arrangement (in addition to outplacement services) and assuming that no alternative employment was obtained after termination with the company. We require participants to sign a customary release to receive benefits under this plan.

Death or Disability

Under our AIP, unless provided by the administrator, a participant, including any named executive officer, is entitled to a pro rata bonus of the actual amount of the bonus that would have been earned for the performance period if his or her employment is terminated due to death or disability. In the event of death or disability, all restricted stock and restricted stock units granted under the 2006 LTIP will vest. For PSUs granted under the 2006 LTIP in 2018, 2019 and 2020, in the event of a death or disability, the award holder will receive a pro rata payment equal to 100% of the target amount multiplied by the portion of the performance period during which he or she was employed by us. For awards granted in 2018 under the FM LTIP, participants may receive, in the committee’s discretion, a pro rata payout at target.

Our named executive officers would have been entitled to the following payments from us in the event of their death or disability on December 31, 2020 (assuming the committee elected to pay out the FM LTIP):

Name	Salary Continuation		Bonus Amount	Long Term Performance Award Payout(3)	Early Vesting of Awards(4)	Total
Mr. Kesseler	$525,000	(1)	$1,620,328	$—	$8,906,523	$11,051,851
Mr. Masanovich	$339,063	(1)	$259,180	$—	$1,947,591	$2,545,834
Mr. Baird	$371,875	(1)	$350,683	$—	$2,971,498	$3,694,056
Mr. Jueckstock	$475,000	(2)	$855,000	$259,973	$1,399,391	$2,988,964
Mr. Smith	$330,000	(2)	$511,590	$—	$1,090,613	$1,932,203

(1)	Represents three months’ salary continuation for disability at 100% and three months’ salary continuation for disability at 75%. The executive receives no continuation of salary upon death.

(2)	Represents six months’ salary continuation for disability at 100%. The executive would receive no continuation of salary upon death.

(3)	For Mr. Jueckstock, includes the payout of the FM LTIP at target for the 2018 through 2020 performance period.

(4)

Represents the value of all unvested restricted stock and restricted stock units and the value of a pro rata portion of the unearned PSUs equal to 100% of the target amount multiplied by the percentage of the performance period during which he was employed by us, at target, based on the closing price of a share of our class A common stock on December 31, 2020. Includes early vesting of cash awards in the case of Mr. Smith.

Retirement

As of December 31, 2020, Mr. Jueckstock was eligible to retire under our plans. Under our AIP, unless otherwise provided by the administrator, a participant, including any named executive officer, is entitled to a pro rata bonus (based on the bonus that he or she would have otherwise been entitled to receive for the performance period based on performance) if his or her employment is terminated due to retirement. In the case of awards under our 2006 LTIP, in the event of retirement, a participant is entitled to a pro rata PSU pay out (based on actual performance for the performance period) and all restricted stock and restricted stock units vest. Under the FM LTIP, a participant is not eligible for payment of an award if his or her employment is terminated due to retirement. Mr. Jueckstock would have been entitled to the following payment from us in the event of his retirement on December 31, 2020:

Name	Salary Continuation	Bonus Amount	Long Term Performance Unit Payout	Early Vesting of Awards(1)	Total
Mr. Jueckstock	$—	$855,000	$259,573	$1,399,391	$2,513,964

(1)

Represents the value of all unvested restricted stock and restricted stock units and a pro rata value of PSUs at target based on the closing price of a share of our class A common stock on December 31, 2020. Actual payouts for PSUs would be based on actual performance.

Compensation-Related Risk

We believe that our compensation programs for our named executive officers and other employees incentivize the creation of stockholder value on both an annual and long-term basis. As a result, we believe our programs do not encourage excessive or inappropriate risk-taking and are not reasonably likely to have a material adverse effect on us.

Our annual cash incentives for most salaried and some hourly employees are based primarily on the achievement of EBITDA and FCF performance, which we believe are key drivers of stockholder value. Each individual incentive target is not excessive in relation to the participant’s base salary. Subject to the discretion of the committee, these annual cash incentives are capped at 200% of target.

Payouts under our long-term incentive awards are also capped at 200% of target. They are based on (a) for 2018, total stockholder return measures and a three year average of AIP, (b) for 2019, total stockholder return measures and FCF performance, and (c) for 2020, EBITDA and FCF performance. We believe that these measures are key indicators of the value generated for stockholders. We attempt to set ranges for these measures that encourage success without encouraging excessive risk taking to achieve results.

We award restricted stock and restricted stock units to our senior and middle managers to further align the interests of our employees and stockholders. These awards vest over a three-year period. We believe our long-term compensation programs encourage the delivery of sustained performance over multiple periods, rather than performance in a single period.

Pay Ratio Disclosure

The following table shows (a) the median of the annual total compensation of all employees of Tenneco except our Chief Executive Officer as of October 31, 2020, (b) the annual total compensation of Brian Kesseler, our Chief Executive Officer, as shown in the Summary Compensation Table above and (c) the ratio of the amount in clause (a) to the amount in clause (b). For 2020, we calculated this ratio with regards to Mr. Kesseler and without reference to Mr. Wood, as Mr. Wood ceased to serve as our Co-Chief Executive Officer on January 7, 2020.

Total Annual Compensation for Fiscal Year 2020

Name	Total Annual Compensation ($)	Pay Ratio
Mr. Kesseler	$7,360,510	294:1
Median Employee(1)	$25,076

(1)	The Median Employee is paid in Poland zloty. Compensation has been converted to U.S. Dollars based on an average exchange rate from Poland zloty to U.S. Dollar of 3.68/1.

Employees Covered

The median employee was identified based on full- and part-time employees active at our company worldwide on October 31, 2020 based on compensation paid for the period from November 1, 2019 through October 31, 2020. Seasonal employees who were not active employees on October 31, 2020, and individuals employed by third parties who work at our facilities were not included.

Methodology Employed to Determine the Median Employee

We identified the median employee by examining the total cash compensation for all individuals, excluding the Chief Executive Officer, employed by us on October 31, 2020. Total cash compensation includes annual wages, overtime pay, variable pay bonuses, shift differentials, additional months’ pay (for individuals in some non-U.S. countries as required by law), pay for bereavement leave, military leave, jury duty, maternity/paternity leave and payments for unused vacation time in countries or U.S. states where applicable. For any employee (except temporary employees and interns) hired during the period from November 1, 2019 to October 31, 2020 who was an active employee on October 31, 2020, the annual compensation of such individual was annualized. No cost of living adjustment was taken in determining the median employee.

Director Compensation

The following table and related narrative shows the compensation we paid for 2020 to each of our outside directors for all services provided to our company and its subsidiaries.

Director Compensation for 2020

Name	Fees Earned ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Mr. Armes	88,626	97,377		186,003
Mr. Cho*	60,000	120,000		180,000
Mr. Freyman	130,000	120,000		250,000
Ms. Gray	112,500	120,000		232,500
Mr. Letham	243,434	120,000		363,434
Mr. Metcalf	122,500	120,000		242,500
Mr. Porter*	48,846	120,000		168,846
Mr. Price*	48,846	120,000		168,846
Ms. Miziolek*	85,989	94,754		180,743
Mr. Sherrill*	137,968	120,000		257,968
Mr. Stevens*	100,962	108,525		209,487
Mr. Stroup*	25,679	34,426		60,105
Ms. Warner	130,000	120,000		250,000

*

SungHwan Cho ceased serving as a director on June 10, 2020. Messrs. Armes, Stevens and Stroup became directors on March 10, 2020, February 5, 2020 and September 18, 2020, respectively. Ms. Miziolek became a director on March 19, 2020. Messrs. Porter and Price ceased serving as directors on May 12, 2020, and Mr. Sherrill retired from the Board on July 15, 2020.

Fee Structure

In establishing outside director compensation, each year the Nominating and Governance Committee reviews a market analysis prepared by Meridian that reviews our outside directors’ compensation in relation to outside director compensation at the same peer group companies used for purposes of executive compensation benchmarking. The analysis reviews retainers, meeting fees, committee fees, equity award and total compensation, and also covers stock ownership guidelines, the prevalence of equity grants and leadership additional compensation. Tenneco’s outside director compensation is at the median of the peer group companies. For 2020, each outside director was paid an annual cash retainer fee of $120,000 for service on the Board, each committee chair received an additional $20,000 fee, and directors serving on two or more committees received an additional $10,000 fee. An additional fee of $200,000 per year is paid to the non-executive Chairman. The outside directors also received reimbursement of their expenses for attending meetings of the Board and its committees. The fees are generally paid in cash but, at the option of the director may be deferred as described below. On April 3, 2020, as part of the incremental cost reductions being implemented by the Company in response to the economic impacts of the COVID-19 pandemic, the annual cash retainer fees were reduced by 25% for the second half of 2020.

Stock Grants

In 2020, each outside director received a stock grant award with a target value of $120,000.

Deferred Compensation Plan

We have a voluntary deferred compensation plan for outside directors. Under the plan, an outside director may elect, prior to commencement of the next calendar year, to have some or all of his or her cash retainer fee and some or all of his or her meeting or other fees credited to a deferred compensation account. The plan provides these directors with various investment options. The investment options include common stock equivalents, which may be paid out in either cash or, at our option, shares of common stock after an outside director ceases to serve as a director. Final distribution of these amounts may be made either in a lump sum or in installments over a period of years. The common stock equivalents are issued at 100% of the fair market value on the date of the grant.

Compensation Committee Interlocks and Insider Participation

All the members of the Compensation Committee meet the independence standards for compensation committee membership under the NYSE listing standards, and no member was an officer or employee of the company or a former officer or employee of the company. No member of the Compensation Committee serving during 2020 was party to a transaction, relationship or arrangement requiring disclosure under Item 404 of Regulation S-K. During 2020, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee or Board.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the company’s Form 10-K for the year ended December 31, 2020 and in this proxy statement.

Compensation Committee

James S. Metcalf — Chair

Thomas C. Freyman

Denise Gray

Aleksandra A. Miziolek

Charles K. Stevens, III

REPORT OF AUDIT COMMITTEE

Report

The Audit Committee has furnished the following report:

•

The Audit Committee is comprised of five directors and operates under a written charter and all of the members of the Audit Committee meet the definition of independence for purposes of the NYSE listing standards;

•

The Board has designated each of Messrs. Armes, Freyman and Stroup as an “audit committee financial expert” under the applicable SEC rules and all of the members of the Audit Committee satisfy the NYSE’s financial literacy requirements;

•

The Audit Committee has reviewed and discussed the audited financial statements of our company for the fiscal year ended December 31, 2020 with our management and with PricewaterhouseCoopers LLP (“PwC”), our independent public accountants for fiscal year 2020;

•	The Audit Committee has, after careful consideration of the best interests of our stockholders, chosen PwC as our independent public accountants for fiscal year 2021;

•

The Audit Committee engages in an annual evaluation of PwC’s qualifications, assessing the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity and professional skepticism, and the Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm;

•

Among other things, in evaluating and selecting PwC as the company’s independent public accountants for 2021, the Audit Committee considered PwC’s independence, professional skepticism and objectivity, the quality and candor of PwC’s communications with the Audit Committee and management, the quality and efficiency of the services provided by PwC, the depth of PwC’s understanding of the company’s business, operations and systems, including the potential effect on the financial statements of major risk and exposures facing the company and the level of engagement and value provided by PwC;

•

The Audit Committee has reviewed and discussed the effectiveness of our internal control over financial reporting, management’s assessment thereof, and PwC’s report on the effectiveness of our internal control over financial reporting with management, PwC and our Vice President of Internal Audit;

•

The Audit Committee has discussed with PwC the matters required to be discussed with the Audit Committee by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, and SEC Regulation S-X, Rule 2-07, Communication with Audit Committees;

•

The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from our company;

•

The Audit Committee has considered whether the services rendered by our independent public accountants with respect to audit-related and tax fees are compatible with maintaining their independence; and

•

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for our company for the fiscal year ended December 31, 2020 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Audit Committee

Thomas C. Freyman — Chair

Roy V. Armes

Denise Gray

John S. Stroup

Jane L. Warner

RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (ITEM 2)

The Board recommends that you vote FOR this proposal.

The financial statements of our company and our consolidated subsidiaries will be included in our Form 10-K furnished to all stockholders. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”) as independent public accountants to examine our consolidated financial statements for the year ending December 31, 2021, and has determined that it would be desirable to request that the stockholders ratify the appointment. You may vote for, vote against or abstain from voting with respect to this proposal. PwC has served as our independent public accountants since 2010. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required to ratify the appointment. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are also expected to be available to respond to appropriate questions.

Audit, Audit-Related, Tax and All Other Fees

The following table summarizes the aggregate audit, audit-related and tax fees and expenses billed to us for the fiscal years ended December 31, 2020 and 2019 by PwC. PwC provided no other services to us for those years.

Audit and Tax Fees and Expenses	2020	2019
Audit fees(a)	$10,161,000	$12,954,000
Audit-related fees(b)	$51,000	$1,217,000

Total audit and audit-related fees	$10,212,000	$14,171,000
Tax fees(c)	$492,000	$1,300,000
All other fees(d)	$2,000	$4,000

	$10,706,000	$15,475,000

(a)	Audit services in 2020 and 2019 consisted of:

•        Audit of our annual financial statements, including audits of subsidiary financial statements required by local country laws;

•        Audit of our internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002;

•        Reviews of our quarterly financial statements; and

•        Comfort letters, consents and other services related to SEC matters.

(b)	Audit-related services in 2020 and 2019 consisted of:

•        Audit fees in support of the preparation of certain carve-out financial statements (2019 only); and

•        Professional services in connection with procedures related to various other accounting consultations and attestation reports.

(c)

Tax services in 2020 and 2019 consisted primarily of tax compliance (e.g., tax return preparation) and other tax advice on transactions that have already occurred to document, compute, support and obtain government approval for amounts to be included in tax filings.

(d)	“All Other Fees” consist principally of software license fees related to accounting research tools.

In considering the nature of the services provided by PwC for 2020 and 2019, the Audit Committee determined that such services were compatible with the provision of independent audit services. The Audit Committee discussed these services with PwC and our management to determine that they were permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as by the American Institute of Certified Public Accountants.

Pre-Approval Policy

The Audit Committee maintains a pre-approval policy regarding the provision of non-audit services by our independent public accounting firm. All of the services performed by PwC in 2020 were pre-approved in accordance with the pre-approval policy adopted by the Audit Committee.

The Audit Committee’s pre-approval policy describes the permitted audit, audit-related, tax and other services (collectively, the “Disclosure Categories”) that our independent auditor may perform. The policy requires that, each fiscal year, a description of the services (the “Service List”) expected to be performed by our independent auditor in each of the Disclosure Categories, as well as related budgeted fee amounts, be presented to the Audit Committee for approval. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship while permitting us to receive immediate assistance from the independent auditor when time is of the essence.

Any requests for audit, audit-related, tax and other services not included on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chair of the Audit Committee. The Chair must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval. The Audit Committee will monitor the Service List as necessary, but no less than on a quarterly basis. Any proposed service exceeding 110% of the pre-approved cost level or budgeted amount requires specific additional pre-approval by the Audit Committee.

APPROVE EXECUTIVE COMPENSATION IN AN ADVISORY VOTE (ITEM 3)

The Board recommends that you vote FOR approval of the compensation of our named executive officers.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)), and the related rules of the SEC, we are asking our stockholders to cast an advisory, non-binding vote on the compensation of our named executive officers. This proposal, commonly referred to as a “say-on-pay” proposal, gives stockholders the opportunity to endorse, not endorse or abstain from voting on our executive compensation programs and policies. This vote is not intended to address any specific item of compensation but, rather, the overall compensation of our named executive officers and the compensation principles, policies and practices described in this proxy statement. The Dodd-Frank Act requires that we submit a proposal to stockholders similar to this proposal at least every three years.

Our executive compensation program is designed to attract and retain officers of the highest qualifications, experience and ability and to motivate them to increase stockholder value on both an annual and a longer-term basis primarily by improving EBITDA and cash flow. The Compensation Committee, to which we refer as the “committee,” believes that our executive compensation program reflects a strong pay-for-performance philosophy and drives the alignment of stockholder and management interests. The key features of our executive compensation program include:

•

Compensation for our executives is weighted primarily toward incentive forms of compensation, including annual cash incentive compensation and equity compensation. This reinforces a results-oriented management culture with the overarching goal of enhancing stockholder value.

•

Our general policy is to provide salary, annual cash incentive payments and long-term incentive compensation to executives based on performance that is competitive and at market levels with comparable companies when financial and qualitative targets are met (i.e. in the range of the 50th percentile compensation for target performance).

•

We maintain stock ownership guidelines that apply to all of our directors and our senior officers. As of March 24, 2021, our executive officers collectively beneficially owned approximately [●]% of our outstanding common stock, which significantly aligns their interests with the interests of our stockholders.

•	Our committee has directly retained and receives advice from Meridian Compensation Partners, LLC, an independent compensation consulting firm that provides no other services to our company.

As noted in the Compensation Discussion and Analysis of this proxy statement, we believe our compensation program for our named executive officers has been effective in driving our financial results in 2020.

Accordingly, we are submitting the following resolution for stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Tenneco approve, on an advisory basis, the 2020 compensation of Tenneco’s named executive officers as disclosed in the Proxy Statement for the 2021 Annual Meeting under the heading “Executive Compensation,” including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other tables and narrative disclosures set forth thereunder.”

This vote is an advisory vote, and therefore the result will not be binding on us. Although the vote is non-binding, the committee, which is comprised of independent directors and is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders. Accordingly, the committee will review the results of voting on this proposal, seek to determine the cause or causes of any significant negative voting results and will take these matters into consideration when making future compensation decisions for named executive officers.

APPROVE THE 2021 LTIP (ITEM 4)

The Board recommends that you vote FOR approval of the 2021 LTIP.

We are asking our stockholders to approve the Tenneco Inc. 2021 Long Term Incentive Plan (the “2021 LTIP”), which, if approved, will provide that the number of shares available for issuance will be 2,375,000 shares. This represents an increase of approximately 503,162 from the number of shares available for issuance under the 2006 LTIP prior to the approval of the 2021 LTIP. Following approval of the 2021 LTIP, no awards will be made under the 2006 LTIP.

Our Board approved the 2021 LTIP to ensure our continued ability to offer equity-based incentives to employees, non-employee directors and other persons providing services to Tenneco or its subsidiaries. Our Board believes this type of compensation is critical to our ability to attract and retain highly qualified individuals and otherwise attain our goals, while also aligning these individuals’ interests with those of our stockholders. However, our Board does not believe we have sufficient shares available for future delivery under the 2006 LTIP to accomplish these purposes. Accordingly, Tenneco is seeking approval of the 2021 LTIP in order to have shares available to issue equity awards to appropriately retain and incentivize our employees.

The following table includes information regarding outstanding equity awards and shares available for future awards under the 2006 LTIP as of March 4, 2021(1):

Total stock options outstanding	278
Weighted-average exercise price of stock options outstanding	66.54
Weighted-average remaining contractual term of stock options outstanding	0.3
Total full value awards outstanding(2)	3,940,728
Shares remaining available for grant under the 2006 LTIP(3)	1,871,838
Total shares of class A common stock outstanding	66,436,289

(1)	A maximum of 30,000 shares may be granted pursuant to awards under the 2006 LTIP between March 4, 2021 and the date of the Annual Meeting on May 14, 2021.

(2)

Includes 3,500,064 shares underlying outstanding restricted stock unit awards, and 440,664 shares underlying outstanding unvested Performance Share Unit awards. The number of shares subject to outstanding Performance Share Unit awards assumes performance at target.

(3)

Assumes outstanding Performance Share Unit awards vest at the target level. For each full value award granted under the 2006 LTIP on or after May 15, 2013 (the “Prior Approval Date”), the number of shares remaining available for grant under the 2006 LTIP has been reduced by 1.49 shares.

The number of shares currently available for grant under the 2006 LTIP, based on the rate at which we used shares under the 2006 LTIP for the last five years, will be exhausted in 2021. In developing the size of the share pool and request for additional shares under the 2021 LTIP, we were mindful of the pool’s potentially dilutive impact on our stockholders. In that regard, we are proposing a share pool that, in terms of size and expected duration, falls within industry practice. Further, our Board has historically approved share repurchase programs authorizing the repurchase of our outstanding class A common stock in an effort to improve returns to our stockholders as well as to offset dilution from shares issued to employees. We did not repurchase any shares of our class A common stock in 2018, 2019, or 2020. Any future share repurchase programs will be subject to the approval of our Board and any constraints under our financing agreements.

Accordingly, on February 22, 2021, our Board approved and adopted the 2021 LTIP, subject to approval at the Annual Meeting.

Our Board is submitting the 2021 LTIP as a single proposal to our stockholders for approval at the Annual Meeting. Stockholder approval of the 2021 LTIP is required by the rules of the NYSE.

Summary of the Terms of the 2021 LTIP

The following is a summary of the principal features of the 2021 LTIP. If approved at the Annual Meeting, the effective date of the 2021 LTIP will be the date of the Annual Meeting (sometimes referred to as the “Effective Date”). A copy of the 2021 LTIP is attached hereto as Annex A and is hereby incorporated into this proxy statement by reference. Stockholders are urged to read the actual text of the 2021 LTIP in its entirety.

Types of Awards

The grant of a benefit or award under the 2021 LTIP is referred to as an “Award.” The types of Awards that may be granted under the 2021 LTIP are incentive stock options (“ISOs”), non-qualified stock options (“NQOs”, which together with ISOs are referred to collectively as “Options”), stock appreciation rights (“SARs”), Full Value Awards (including restricted stock, restricted stock units, performance shares and performance units), and Cash Incentive Awards, each as described in more detail below.

Administration of the 2021 LTIP; Participation

The authority to control and manage the operation and administration of the 2021 LTIP generally will be vested in a committee of our Board (the “Committee”), which is selected by our Board and must consist of two or more members of our Board and persons who are independent for purposes of applicable securities exchange listing requirements. Unless removed by our Board or unless said Committee no longer exists or does not satisfy the securities exchange listing requirements or for other reasons determined by our Board, our Compensation Committee will be the Committee for purposes of this 2021 LTIP. If the Committee does not exist, or for any other reason determined by our Board, our Board may take any action under the 2021 LTIP that would otherwise be the responsibility of the Committee; provided, however, that in the event that there is no Committee, only members of our Board who are independent directors will take action with respect to grants to employees. Notwithstanding any other provision of the 2021 LTIP to the contrary, with respect to any Awards to directors, the Committee shall be the Board. Subject to the terms of the 2021 LTIP, the Committee determines from among the Eligible Individuals (as defined below) who will receive Awards, the number of shares of class A common stock subject to the Awards and the exercise price and other terms of the Awards. The persons eligible to receive Awards (“Eligible Individuals”) are employees of Tenneco or its subsidiaries or other persons providing services to Tenneco or its subsidiaries and members of our Board; provided that ISOs may only be granted to employees of Tenneco or certain of its corporate subsidiaries. The Committee also has the authority to cancel or suspend Awards, modify the terms of, reissue or repurchase Awards, accelerate the exercisability or vesting of any Award, establish, amend and rescind any rules and regulations relating to the 2021 LTIP, make all other determinations that may be necessary or advisable for the administration of the 2021 LTIP, and conclusively interpret the 2021 LTIP.

As of December 31, 2020 there were approximately 84,000 persons who would be considered Eligible Individuals for purposes of the 2021 LTIP(including contract and interim employees), although under our existing policies there are only 275 employee participants and 9 non-employee director participants in the 2006 LTIP as of such date (which 2006 LTIP has the same eligibility provisions as the 2021 LTIP). The consideration to be received by us for the granting of Awards under the 2021 LTIP is service to Tenneco or its subsidiaries. An Eligible Individual who is granted an Award under the 2021 LTIP is referred to as a “participant” in the 2021 LTIP.

Available Shares and Share Information; Limitations on Awards

If approval of the 2021 LTIP is obtained, the total number of shares of class A common stock that will be available for issuance under the 2021 LTIP will be equal to 2,375,000. Shares covered by an Award will only be counted as used to the extent they are actually used. A share of class A common stock issued in connection with any Award under the 2021 LTIP will reduce the total number of shares under the 2021 LTIP by one. Any shares of class A common stock that (1) are subject to an Award under the 2021 LTIP or (2) are subject to awards that were granted under the 2006 LTIP and that are outstanding on the Approval Date, in any case that terminate by reason of expiration, forfeiture, cancellation, or otherwise, without the issuance of such shares, or that are settled in cash (collectively referred to as “Recycled Shares”) will be available for grant under the 2021 LTIP. Generally, Recycled Shares will be added back to the shares reserved for issuance under the 2021 LTIP on a one for one basis; provided, however, that shares attributable to any Full Value Award will be added back on the same basis as they were charged to the shares reserved for issuance under the applicable plan at the time of grant. Shares that are not issued or delivered as the result of the net settlement of an Option or SAR, shares used to pay the exercise price or withholding taxes relating to an Award or shares repurchased on the open market with the proceeds of the exercise price will not again be available for Awards under the 2021 LTIP. To the extent provided by the Committee, any Award under the 2021 LTIP may be settled in cash rather than shares of class A common stock. Substitute Awards (as defined below) shall not reduce the number of share of class A common stock that may be issued under the 2021 LTIP and shares subject to Substitute Awards that expire, are forfeited or cancelled or otherwise terminate without the issuance of shares will not be added back to the shares of class A common stock available for issuance under the 2021 LTIP.

In addition, awards outstanding under the 2006 LTIP prior to the approval of the 2021 LTIP (each a “Prior Plan Award”) may be settled in shares of class A common stock authorized for issuance under the 2021 LTIP if, and to the extent that, (A) the Prior Plan Award provides that shares of class A common stock available for issuance under the 2021 LTIP can be used in settlement of the Prior Plan Award and (B) at the time of settlement of the Prior Plan Award, there are sufficient shares of class A common stock available under the 2021 LTIP to be issued in settlement of the Prior Plan Award (after taking into account all then outstanding Awards under the 2021 LTIP). To the extent that any Prior Plan Award is settled under the 2021 LTIP (I) settlement of the Prior Plan Award under the Plan will not reduce the number of shares of class A common stock available for issuance under the 2006 LTIP, (II) settlement of the Prior Plan Award will reduce the number of shares of class A common stock available for issuance under the 2021 LTIP in the same ratio as the shares under the 2006 LTIP would have been reduced the Prior Plan Award been settled under the 2006 LTIP, and (III) the portion of the Prior Plan Award that is settled under the 2006 LTIP shall be treated as cancelled for purposes of the 2006 LTIP.

The term “Substitute Award” means an Award granted or shares of class A common stock issued by the company in assumption of, or in substitution or exchange for, an Award previously granted, or the right or obligation to make a future Award, in all cases by a company acquired by the company or any subsidiary or with which the company or any subsidiary combines. In no event shall the issuance of Substitute Awards change the terms of such previously granted Awards such that the change, if applied to a current Award, would be prohibited under the provisions of the 2021 LTIP relating to prohibitions on repricing of Awards.

The maximum number of shares that may be delivered under the 2021 LTIP pursuant to ISOs is the total number of shares reserved for issuance under the 2021. In addition, the sum of any cash compensation or other compensation and the value of any Awards granted to an outside director as compensation for services as an outside director during the period beginning on the date of one regular annual meeting of our stockholders until the date of the next regular annual meeting of our stockholders may not exceed $700,000. The Committee may make exceptions to this limit for individual outside directors in exceptional circumstances, as the Committee may determine in its sole discretion, provided that the outside director receiving such additional compensation may not participate in the decision to award such compensation. If the delivery of shares of class A common stock or cash is deferred until after the class A common stock has been earned, any adjustment in the amount delivered to reflect actual or deemed earnings or other investment experience during the deferral period will be disregarded for purpose of the applying the limitations on outside director awards.

The shares with respect to which Awards may be made under the 2021 LTIP will be shares of class A common stock currently authorized but unissued or currently held or, to the extent permitted by applicable law, subsequently acquired by Tenneco as treasury shares, including shares of class A common stock purchased in the open market or in private transactions.

Subject to the other terms and conditions of the 2021 LTIP, and except for Awards granted under the 2021 LTIP with respect to shares of class A common stock which do not exceed, in the aggregate, 5% of the total number of shares of class A common stock reserved for issuance pursuant to the 2021 LTIP, a participant’s right to become vested in an award shall be conditioned on the completion of a minimum period of service of at least one (1) year (in the case of a service-based award) and a minimum performance period of at least one (1) year (in the case of a performance-based award).

As of March 24, 2021, we had an aggregate of [●] shares of class A common stock and [●] shares of class B non-voting common stock outstanding. The closing price per share of class A common stock on March 24, 2021, as reported by the NYSE, was $[●].

Options and SARs

The grant of an “Option” under the 2021 LTIP entitles the participant to purchase shares of class A common stock at an exercise price established by the Committee. The Committee also will determine whether an Option is an ISO or an NQO, provided that an Option will be deemed to be an NQO unless it is specifically designated by the Committee as an ISO and/or to the extent it does not otherwise satisfy the requirements for an ISO. A SAR entitles the participant to receive, in cash or shares of class A common stock, value equal to the excess of: (i) the fair market value of a specific number of shares of class A common stock at the time of exercise; over (ii) an exercise price established by the Committee.

The “Exercise Price” of each Option and SAR granted is established by the Committee or determined by a method established by the Committee at the time the Option or SAR is granted;

provided, however, that no Exercise Price may be less than 100% of the Fair Market Value (as determined in accordance with the 2021 LTIP and generally equal to the average of the highest and lowest sale prices of a share of class A common stock on the date of the determination) of a share of class A common stock on the date of grant (or, if greater, the par value of a share of class A common stock).

An Option and SAR may, but need not, be granted in tandem. If an Option is granted in tandem with a SAR, the exercise price of both the Option and the SAR will be the same, and the exercise of the corresponding tandem SAR or Option will cancel with corresponding tandem SAR or Option with respect to such share. If a SAR is granted in tandem with an Option, but is granted after the grant of the Option, or if an Option is in tandem with a SAR but is granted after the grant of the SAR, the later granted tandem Award will have the same exercise price as the earlier granted Award, but in no event less than the fair market value of a share of class A common stock at the time of such grant.

The expiration date with respect to an Option or SAR will be established by the Committee at the time of the grant, but will not be later than the earliest to occur of the ten-year anniversary of the date on which the Option or SAR is granted or the following dates (unless otherwise determined otherwise by the Committee): (a) if the participant’s termination occurs by reason of death, disability or retirement, the three-year anniversary of such termination; (b) if the participant’s termination occurs for reasons other than retirement, death, disability or cause, the termination date; and (c) if the participant’s termination occurs for reasons of cause, the day preceding the participant’s termination date.

Options and SARs may be subject to such other terms and conditions, not inconsistent with the 2021 LTIP, as determined by the Committee.

No Repricing

The exercise price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the 2021 LTIP be surrendered to Tenneco as consideration for the grant of a replacement Option or SAR with a lower exercise price or a Full Value Award (except for either adjustments related to the corporate transactions or reductions in the exercise price approved by our stockholders). Unless approved by our stockholders, no Option or SAR granted under the 2021 LTIP may be surrendered to us in consideration for a cash payment if, at the time of surrender, the exercise price of the Option or SAR is greater than the then current fair market value of a share of class A common stock.

Full Value Awards and Cash Incentive Awards

A “Full Value Award” is a grant of one or more shares of class A common stock or a right to receive one or more shares of class A common stock (or cash based on the value of shares of class A common stock) in the future (including restricted stock, restricted stock units, performance shares and performance units) which is contingent on continuing service, the achievement of performance objectives during a specified period performance, or other restrictions as determined by the Committee or in consideration of a participant’s previously performed services or surrender or other compensation that may be due.

These Awards may also be subject to other conditions or restrictions as determined by the Committee. Notwithstanding the foregoing, no dividends or dividend equivalent rights will be paid or settled on Full Value Awards have not been earned or vested.

A “Cash Incentive Award” is the grant of a right to receive a payment of cash (or at the Committee’s discretion, shares of class A common stock having value equivalent to the cash otherwise payable) that is contingent upon continuing service, the achievement of performance objectives during a specified period performance, or other restrictions as determined by the Committee or in consideration of a participant’s previously performed services or surrender or other compensation that may be due.

Transferability

Except as otherwise provided by the Committee, Awards under the 2021 LTIP are not transferable except as designated by the participant by will or by the laws of descent and distribution.

Certain Adjustments

In the event of a corporate transaction involving Tenneco (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee will adjust the terms of the 2021 LTIP and Awards to preserve the benefits or potential benefits of the 2021 LTIP or the Awards as determined in the sole discretion of the Committee. Action by the Committee with respect to the 2021 LTIP or Awards may include: (i) adjustment of the number and kind of shares which may be delivered under the 2021 LTIP (including adjustments to the number and kind of shares that may be granted to an individual during a specified time); (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (I) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (II) cancellation of the Award in return for a cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of the value of the class A common stock subject to the Option or SAR at the time of the transaction over the Exercise Price).

Amendment or Termination

Our Board may, at any time, amend or terminate the 2021 LTIP, and may amend any award agreement thereunder, provided that no amendment or termination may, in the absence of written consent to the change by the affected participant (or, if the participant is not then living, the affected beneficiary), adversely affect the rights of any participant or beneficiary under any Award granted under the 2021 LTIP prior to the date such amendment is adopted. Adjustments made as a result of certain corporate events (described above) are not subject to the foregoing limitations. Notwithstanding the foregoing, amendments to the 2021 LTIP that (a) expand the group of eligible individuals, (ii) modify the anti-repricing provisions), (iii) increase the number of shares reserved for issuance, (iv) increase the number of shares reserved for the issuance of ISOs, and (iv) amendments for which approval of Tenneco’s stockholders is required by law or the rules of any stock exchange on which the Common Stock is listed, in any case, will not be effective unless approved by the Tenneco’s stockholders.

Change in Control

Unless otherwise specifically prohibited under applicable law or by the rules and regulations of any applicable governmental agencies or national securities exchange, or unless otherwise provided by the Committee in the award agreement or in an individual severance, employment or other agreement with a participant, upon the occurrence of a change in control any performance conditions applicable to Full Value Awards or Cash Incentive Awards outstanding under the 2021 LTIP as of the date of the change in control shall be deemed to have been achieved at the target level of performance for the performance period in effect on the date of the change in control and such Awards shall thereafter not be subject to any performance conditions but any service-based conditions applicable to such Awards shall continue to apply as if the change in control had not occurred. The performance conditions, however, will not be deemed to have been satisfied if the Committee reasonably determines that, from and after the change in control, performance applicable to Awards can be determined on substantially the same basis as applied immediately prior to the change in control.

If, upon a change in control, then outstanding Awards under the 2021 LTIP are continued under the 2021 LTIP or are assumed by a successor to the Company and/or awards in other shares or securities are substituted for then outstanding Awards, then the outstanding Awards will continue in accordance with their terms (taking into account the treatment of performance awards described above) and if the participant’s termination date occurs by reason of termination by the company without cause (as defined in the 2021 LTIP) or termination by the participant for good reason (as defined in the 2021 LTIP) on or 24 months following the change in control, then (i) all of the participant’s outstanding Awards that are Full Value Awards or Cash Incentive Awards will be fully vested upon his or her termination date and will be settled or paid within 30 days after the termination date (or if required by applicable tax laws, on the date that settlement or payment would have otherwise occurred under the terms of the Award and (ii) in the case of any Awards that are Options or SARs, the Award will be fully vested and exercisable as of the termination date and the exercise period will extend for 24 months following the termination date or, if earlier, the expiration date of the Option or SAR.

If, upon a change in control, then outstanding Awards under the 2021 LTIP are not continued under the 2021 LTIP or are not assumed by a successor to the Company and/or awards in other shares or securities are not substituted for then outstanding Awards, all then outstanding Awards will become fully vested (taking into account the treatment of performance awards described above) and will be cancelled in exchange for a cash payment or other consideration generally provided to stockholders in the change in control equal to the then current value of the Award, determined as though the Award was fully vested and exercisable (as applicable) and any restrictions applicable to such Award had lapsed immediately prior to the change in control; provided, however, that in the case of an Option or SAR, the amount of such payment may be equal to the excess of the aggregate per share consideration to be paid with respect to the cancellation of the Option or SAR over the aggregate exercise price of the Option or SAR (but not less than zero). In the case of any Option or SAR with an exercise price that is greater than the per share consideration to be paid with respect to the cancellation of the Option or SAR, the consideration to be paid with respect to cancellation of the Option or SAR may be zero.

Securities Authorized for Issuance under Equity Compensation Plans

The following table shows, as of March 4, 2021, information regarding outstanding awards available under our compensation plans (including individual compensation arrangements) under which our equity securities may be delivered:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2)	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities available for future issuance (excluding shares in column (a))(1)
Equity compensation plans approved by security holders:	3,940,728	$17.43	1,871,838
2006 Long-Term Incentive Plan (as amended)

(1)

Reflects the number of shares of class A common stock. Does not include 52,914.54 shares that may be issued in settlement of stock equivalent units that were (i) credited to outside directors as payment for their retainer and other fees or (ii) credited to any of our executive officers who have elected to defer a portion of their compensation. In general, these units are settled in cash. At the option of Tenneco, however, the units may be settled in shares of class A common stock.

(2)

Under this plan, as of March 4, 2021, a maximum of 1,871,838 shares remained available for delivery under full value awards (i.e., bonus stock, stock equivalent units, performance share units, restricted stock and restricted stock units).

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax rules relevant to Awards under the 2021 LTIP, based upon the Code as currently in effect. These rules are highly technical and subject to change in the future, and the discussion does not purport to be a complete description of the tax aspects of the 2021 LTIP. Moreover, the following summary relates only to U.S. federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

ISOs. Generally, the grant of an ISO will not result in taxable income to the participant or a deduction for Tenneco. The exercise of an ISO will not result in taxable income to the participant or a deduction for Tenneco provided that the participant was, without a break in service, an employee of Tenneco and its eligible corporate subsidiaries during the period beginning on the date of the grant of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares of class A common stock at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares of class A common stock acquired pursuant to the ISO exercise, the participant will have a basis in those shares of class A common stock equal to the fair market value of the shares of class A common stock at the time of exercise.

If the participant does not sell or otherwise dispose of the shares of class A common stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such shares of class A common stock, then, upon disposition of such shares of class A common stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and Tenneco will not be entitled to any deduction for Federal income tax purposes. The participant will recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and a corresponding deduction will be allowed to Tenneco, at the time of the disposition of the shares of class A common stock, in an amount equal to the lesser of (a) the excess of the fair market value of the shares of class A common stock on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized upon disposition of the shares of class A common stock over the exercise price. If the amount realized exceeds the value of the shares of class A common stock on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares of class A common stock.

The exercise of an ISO through the exchange of previously acquired stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of an NQO; that is, as a non-taxable, like-kind exchange as to the number of shares of class A common stock given up and the identical number of shares of class A common stock received under the Option. That number of shares of class A common stock will take the same basis and, for capital gain purposes, the same holding period as the shares of class A common stock that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares of class A common stock to receive ISO treatment. class A common stock received in excess of the number of shares of class A common stock given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares of class A common stock received will have a basis equal to the amount of the cash. If a disqualifying disposition (a disposition before the end of the applicable holding period) occurs with respect to any of the shares of class A common stock received from the exchange, it will be treated as a disqualifying disposition of the shares of class A common stock with the lowest basis.

If the exercise price of an ISO is paid with shares of class A common stock acquired through a prior exercise of an ISO, gain will be realized on the shares of class A common stock given up (and will be taxed as ordinary income) if those shares of class A common stock have not been held for the minimum ISO holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares of class A common stock received.

NQOs. Generally, the grant of an NQO will not result in taxable income to the participant or a deduction for Tenneco. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of class A common stock acquired over the exercise price for those shares of class A common stock, and Tenneco will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares of class A common stock will be treated as capital gains and losses, with the basis in such shares of class A common stock equal to the fair market value of the shares of class A common stock at the time of exercise.

The exercise of an NQO through the delivery of previously acquired class A common stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares of class A common stock surrendered and the identical number of shares of class A common stock received under the Option. That number of shares of class A common stock will take the same basis and, for capital gains purposes, the same holding period as the shares of class A common stock that are given up. The value of the shares of class A common stock received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares of class A common stock will have a new holding period for capital gain purposes and a basis equal to the value of such shares of class A common stock determined at the time of exercise.

SARs. Generally, a participant will not realize any taxable income upon the grant of a SAR and Tenneco will not be entitled to a deduction. Upon the exercise of the SAR, the participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares of class A common stock received by the participant as a result of such exercise. Tenneco will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant.

Full Value Awards. The federal income tax consequences of a Full Value Award will depend on the type of award. The tax treatment of the grant of shares of class A common stock depends on whether the shares are subject to a substantial risk of forfeiture (determined under Code rules) at the time of the grant. If the shares are subject to a substantial risk of forfeiture, the participant will not recognize taxable income at the time of the grant and when the restrictions on the shares lapse (that is, when the shares are no longer subject to a substantial risk of forfeiture), the participant will recognize ordinary taxable income in an amount equal to the fair market value of the shares at that time and Tenneco will be entitled to a corresponding deduction. If the shares are not subject to a substantial risk of forfeiture or if the participant elects to be taxed at the time of the grant of such shares under Code Section 83(b), the participant will recognize taxable income at the time of the grant of shares in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions and Tenneco will be entitled to a corresponding deduction. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof. The participant’s tax basis in the shares is the amount recognized by him or her as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

In the case of other Full Value Awards, such as restricted stock units or performance stock units, the participant generally will not have taxable income and Tenneco will not be entitled to a deduction upon the grant of the award.

Participants will generally recognize ordinary income and Tenneco will be entitled to a corresponding deduction when the award is settled. At that time, the participant will recognize taxable income equal to the cash or the then fair market value of the shares issuable in payment of such award, and such amount will be the tax basis for any shares received.

RATIFICATION OF THE RIGHTS AGREEMENT (ITEM 5)

The Board recommends that you vote FOR the ratification of the Rights Agreement.

Background

As of December 31, 2020, Tenneco had approximately $244.5 million of usable tax credits that could be available to offset future tax payments dollar-for-dollar. The Company’s ability to use these tax assets would be substantially limited if it experienced an “ownership change” within the meaning of Section 382 of the Internal Revenue Code (“Section 382”).

In general, a company would undergo an ownership change if its “5-percent shareholders” (determined under Section 382) increased their collective ownership of such company’s stock by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to reduce the likelihood of such an ownership change by deterring any person or group from acquiring beneficial ownership of 4.9% or more of Tenneco’s outstanding class A common stock.

After careful consideration, and after consulting with the Company’s tax, financial, and legal advisors, on April 15, 2020, the Board acted to preserve the potential benefits of the Company’s tax assets by approving the Rights Agreement, which is similar to tax benefit preservation plans adopted by other public companies seeking to preserve the potential benefits of their tax assets.

If the stockholders ratify the Rights Agreement at the Annual Meeting, the Rights Agreement will expire on October 2, 2021; however, if the stockholders do not ratify the Rights Agreement, then the Rights Agreement will expire on the close of business on the day following the certification of the voting results for the Annual Meeting.

The Board recommends that the stockholders approve the Rights Agreement.

Description of Rights Agreement

The following description of the Rights Agreement is qualified in its entirety by reference to the complete text of the Rights Agreement, including the Certificate of Designations of Series A Preferred Stock, which is attached as Appendix B to this proxy statement. Please read the Rights Agreement in its entirety as the following description is only a summary of the material terms of the Rights Agreement.

Distribution Date; Exercisability; Expiration

On April 15, 2020, the Board declared a dividend of (i) one preferred share purchase right (a “Class A Right”), payable on April 27, 2020, for each share of Class A Voting Common Stock, par value $0.01 per share, of the Company (the “Class A Common Shares”) and (ii) one preferred share purchase right (a “Class B Right” and, together with the Class A Rights, the “Rights”), payable on April 27, 2020, for each share of Class B Non-Voting Common Stock, par value $0.01 per share, of the Company (the “Class B Common Shares”, and together with the Class A Common Shares, the “Common Shares”), in each case, outstanding on April 27, 2020 (the “Record Date”) to the stockholders of record on that date. In connection with the distribution of the Rights, the Company entered into the Rights Agreement. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”) at a price of $27.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.

Initially, the Rights will be attached to all Common Share certificates (or other evidence of book- entry or other uncertificated ownership) and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such Common Shares will have Rights attached (subject to certain limited exceptions).

The Rights will separate and begin trading separately from the Common Shares, and Right Certificates will be caused to evidence the Rights, on the earlier to occur of (i) the Close of Business (as such term is defined in the Rights Agreement) on the tenth day following a public announcement, or the public disclosure of facts indicating, that a Person or group of affiliated or associated Persons has acquired Beneficial Ownership of 4.9% or more of the outstanding Class A Common Shares (an “Acquiring Person”) (or, in the event that the Board of Directors determines to effect an exchange in accordance with Section 24 of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date) and (ii) the Close of Business on the tenth Business Day (as such term is defined in the Rights Agreement) (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Class A Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or other uncertificated form, the Company will prepare and cause the Right Certificates to be sent to each record holder of Common Shares as of the Distribution Date.

An “Acquiring Person” will not include (i) the Company, (ii) any Subsidiary (as such term is defined in the Rights Agreement) of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding Class A Common Shares for or pursuant to the terms of any such employee benefit plan or (v) any Person who or which, together with all Affiliates and Associates (as such terms are defined in the Rights Agreement) of such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding (a “Grandfathered Stockholder”). However, if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner (other than pursuant to the vesting or exercise of any equity awards issued to a member of the Board of Directors or pursuant to additional grants of any such equity awards to a member of the Board of Directors) of any additional Class A Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Class A Common Shares then outstanding Beneficially Owned (as such term is defined in the Rights Agreement) by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of any additional Class A Common Shares, such person is not the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding. In addition, upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9% of the Class A Common Shares then outstanding, such Grandfathered Stockholder will no longer be deemed to be a Grandfathered Stockholder. In the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Class A Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Class A Common Shares that confers Beneficial Ownership of Class A Common Shares shall be considered the acquisition of Beneficial Ownership of additional Class A Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Class A Common Shares, such person is not the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding.

“Beneficial Ownership” is defined in the Rights Agreement to include any securities (i) which a Person or any of such Person’s Affiliates or Associates (a) actually owns (directly or indirectly) or would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations (as such terms are defined in the Rights Agreement) promulgated thereunder, including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (b) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act or (c) has the right or ability to vote, or the right to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are directly or indirectly Beneficially Owned by any other Person with which a Person has any agreement, arrangement or understanding for the purpose of acquiring, holding or voting such securities, or obtaining, changing or influencing control of the Company or (iii) which are the subject of, or reference securities for, or that underlie, certain derivative positions of any Person or any of such Person’s Affiliates or Associates.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting or any other meeting of stockholders of the Company duly held prior to such meeting, a proposal to ratify the Rights Agreement has not been passed by the requisite vote of the Company’s stockholders, (ii) the date on which the Board of Directors determines in its sole discretion that (x) the Rights Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on October 2, 2021 (the “Final Expiration Date”).

Exempt Persons and Transactions

The Board of Directors may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”), so long as such determination is made prior to such time as such Person becomes an Acquiring Person. Any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor. In addition, certain transactions are exempt from triggering the Rights Agreement and the Board of Directors may, in its sole and absolute discretion, exempt any transaction from triggering the Rights Agreement, so long as the determination in respect of such exemption is made prior to such time as any Person becomes an Acquiring Person. Any Person, together with all Affiliates and Associates of such Person, who proposes to acquire 4.9% or more of the outstanding Class A Common Shares may apply to the Board of Directors in advance for an exemption in accordance with and pursuant to the terms of the Rights Agreement.

Flip-in Event

If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for Class A Common Shares or Class B Common Shares, as applicable, having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights. If the Board of Directors so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities or other property equivalent in value to the Common Shares issuable upon exercise of a Right.

Exchange

At any time after any Person becomes an Acquiring Person, the Board of Directors may exchange the Rights (other than Rights owned by any Person which have become void), in whole or in part, at an exchange ratio of one Class A Common Share per Class A Right or one Class B Common Share per Class B Right (in each case, subject to adjustment). The Company may issue, transfer or deposit such Class A Common Shares or Class B Common Shares, as applicable, or other property as permitted under the Rights Agreement, to or into a trust or other entity created upon such terms as the Board of Directors may determine and may direct that all holders of Rights receive such Class A Common Shares or Class B Common Shares, as applicable, or other property, only from the trust or other entity. In the event that the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as it deems advisable.

Flip-over Event

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with, any other Person (or any Person consolidates with, or merges with, the Company) and, in connection with such consolidation or merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person or cash or any other property or (ii) 50% or more of the Company’s consolidated assets or Earning Power (as defined in the Rights Agreement) is sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption

At any time prior to the earlier to occur of (i) the Close of Business on the tenth day following the Stock Acquisition Date (as defined in the Rights Agreement) (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Preferred Stock Rights

Each one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

By voting to ratify the Rights Agreement, stockholders are voting to keep the Rights Agreement in effect until it expires or is terminated in accordance with its terms.

Certain Considerations Regarding the Rights Agreement

Although the Rights Agreement is intended to reduce the likelihood of an “ownership change” that could adversely affect utilization of our tax assets, there is no assurance that the Rights Agreement will prevent all transfers that could result in such an “ownership change.” In addition, the Rights Agreement could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a large block of the class A common stock. A third party that acquires in excess of 4.9% or more of the class A common stock could suffer substantial dilution of its ownership interest under the terms of the Rights Agreement. This may adversely affect the marketability of the class A common stock by discouraging existing or potential investors from acquiring our stock or additional shares of our stock.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference in any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the information included or incorporated in the sections of this proxy statement entitled “Compensation Committee Report on Executive Compensation” and “Report of Audit Committee” will not be deemed to be incorporated, unless specifically provided otherwise in such filing.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We and some brokers have adopted “householding,” a procedure under which stockholders who have the same address will receive a single Notice of Internet Availability of Proxy Materials or set of proxy materials, unless one or more of these stockholders provides notice that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to our company by reducing printing and postage costs.

If you participate in householding and wish to receive a separate Notice of Internet Availability of Proxy Materials or set of these proxy materials, or if you wish to receive separate copies of future Notices, annual reports and proxy statements, please call 1-800-579-1639 or write to: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will deliver the requested documents to you promptly upon your request.

Any stockholders of record who share the same address and currently receive multiple copies of proxy materials who wish to receive only one copy of these materials per household in the future may contact Broadridge Financial Solutions, Inc. at the address or telephone number listed above. If you hold your shares through a broker, bank or other nominee, please contact your broker, bank or other nominee to request information about householding.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder Proposals — Inclusion in Company Proxy Statement

For a stockholder proposal (unrelated to a director nomination under our proxy access By-Law provision) to be considered by us for inclusion in our proxy statement and form of proxy relating to the annual meeting of stockholders to be held in 2022, the proposal must be received by December 2, 2021.

In addition, the proxy access By-Law provision adopted by the Board allows qualifying stockholders to include their director nominees in the company’s proxy materials under certain circumstances by giving adequate and timely notice to the Corporate Secretary. A stockholder or group of no more than 20 stockholders (meeting our continuous ownership requirement of 3% or more of our outstanding common stock held continuously for at least the previous three years) can nominate a candidate or candidates for election to the Board at an annual meeting of stockholders, constituting up to two directors or 20% of the number of directors then serving on the Board (rounded down to the nearest whole number), whichever is greater, provided that the stockholder(s) and nominee(s) satisfy the requirements specified in the By-Laws. In order for such nominees to be included in our proxy statement and form of proxy, stockholders and nominees must submit a notice of proxy access nomination together with certain related information required by our By-Laws. Our By-Laws state that, to be timely, the notice and certain related information must be delivered to our principal executive offices not earlier than the close of business on the 150th day nor later than the close of business on the 120th day prior to the first anniversary of the date that the company’s proxy statement was first distributed to stockholders in connection with the preceding year’s annual meeting of stockholders. However, in the event that the date of the annual meeting of stockholders is more than 30 days before or after the first anniversary of the most recent annual meeting of stockholders, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 120th day prior to such annual meeting of stockholders and the 10th day following the day on which public announcement of the date of such meeting is first made by the company. Therefore, to be timely under our By-Laws, a proxy access proposal for the 2022 annual meeting of stockholders must be delivered not earlier than November 2, 2021 and not later than December 2, 2021.

Correspondence related to stockholder proposals must be sent in writing to our Corporate Secretary at our principal executive offices, 500 North Field Drive, Lake Forest, Illinois 60045.

Other Stockholder Proposals and Director Nominations — By-Laws

With respect to stockholder proposals not included in the company’s proxy statement and form of proxy, the notice requirement and deadline are independent of the notice requirement and deadline described above for a stockholder proposal to be considered for inclusion in our proxy statement. Our By-Laws state that, to be timely, notice and certain related information must be received at the principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that the date of the annual meeting of stockholders is more than 30 days before or more than 70 days after the anniversary date, the notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made. Therefore, to be timely under our By-Laws, a proposal for the 2021 annual meeting of stockholders not included by or at the direction of the Board must be received no earlier than the close of business on January 14, 2022, and before the close of business on February 13, 2022. Correspondence related to stockholder proposals must be sent in writing to our Corporate Secretary at our principal executive offices, 500 North Field Drive, Lake Forest, Illinois 60045.

The Nominating and Governance Committee will consider director candidates recommended by stockholders provided the procedures set forth below are followed by stockholders in submitting recommendations. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth elsewhere in this proxy statement, based on whether the candidate was recommended by a stockholder. Separate from our proxy access By-law, a stockholder of our company may nominate persons for election to the Board at an annual meeting of stockholders if the stockholder submits such nomination, together with certain related information required by our By-Laws, in writing to our Corporate Secretary at our principal executive offices within the time period described in the prior paragraph. Following verification of the stockholder’s status, the Nominating and Governance Committee will perform an initial analysis of the qualifications of the nominee pursuant to the criteria listed in this proxy statement to determine whether the nominee is qualified for service on our Board before deciding to undertake a complete evaluation of the nominee. Other than the verification of compliance with the procedures set forth in our By-Laws and stockholder status, and the initial analysis performed by the Nominating and Governance Committee, a person nominated by a stockholder for election to the Board is treated like any other potential candidate during the review process by the Nominating and Governance Committee.

Thomas J. Sabatino, Jr.

Corporate Secretary

The company has made available to you its Form 10-K which you may access by following the instructions contained elsewhere in this proxy statement under the heading “Important Notice Regarding the Availability of Proxy Materials.” We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such report should be directed to General Counsel, Tenneco Inc., 500 North Field Drive, Lake Forest, Illinois 60045.

APPENDIX A TO 2021 PROXY STATEMENT: 2021 LTIP

TENNECO INC.

2021 LONG-TERM INCENTIVE PLAN

(Effective May 14, 2021)

ARTICLE 1

GENERAL

1.1.    Purpose and Effective Date. Tenneco Inc. (the “Company”) has established the Tenneco Inc. 2021 Long-Term Incentive Plan (the “Plan”) to: (a) promote the long-term success of the Company and its Subsidiaries (as defined herein); (b) attract and retain persons eligible to participate in the Plan; (c) motivate Participants (as defined herein), by means of appropriate incentives, to achieve long-range goals; (d) provide incentive compensation opportunities that are competitive with those of other similar companies; (e) further identify Participants’ interests with those of the Company’s other stockholders through compensation that is based on the Company’s common stock; and (f) thereby promote the growth in value of the Company’s equity and enhancement of long-term stockholder return. The “Effective Date” of the Plan as set forth herein shall be May 14, 2021 provided that the stockholders of the Company approve the Plan as of such date.

1.2.    Operation, Administration, and Definitions. The operation and administration of the Plan shall be vested in the Committee, as described in Article 7. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the provisions of Article 2 hereof).

1.3.    Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, including without limitation transferees of Eligible Individuals to the extent the transfer is permitted by the Plan and the applicable Award Agreement, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.

ARTICLE 2

DEFINED TERMS

As used in this Plan, the following capitalized terms shall have the meanings set forth or referenced below.

  (a)    Award. The term “Award” means any award or benefit granted under the Plan.

  (b)    Award Agreement. The term “Award Agreement” shall have the meaning set forth in Section 8.9.

  (c)    Board. The term “Board” means the Board of Directors of the Company.

  (d)    Cash Incentive Award. The term “Cash Incentive Award” shall have the meaning set forth in Section 4.2.

  (e)    Cause. The term “Cause” means, with respect to a Participant, (i) fraud, embezzlement, or theft in connection with his or her employment, (ii) gross negligence in the performance of his or her duties, (iii) his or her conviction, guilty plea, or plea of nolo contendere with respect to a felony, (iv) the willful and continued failure to substantially perform his or her duties for the Company or any of its Subsidiaries (except where the failure results from incapacity due to disability), (v) the failure to meet the obligations required by his or her position, as determined in the reasonable discretion of the Committee, or (vi) the willful or negligent engagement in conduct which is, or could reasonably be expected to be, materially injurious to any of the Company or any of its Subsidiaries, monetarily or otherwise. For purposes of the foregoing, no act, or failure to act, on the part of the Participant shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his or her act, or failure to act, was in the best interest of the Company and its Subsidiaries. Notwithstanding the foregoing, in the case of a Participant who is a Key Executive under, and as defined in, the Change in Control Severance Plan, the Participant’s Termination Date shall not be deemed to have been terminated for Cause unless a written notice has been delivered to the Participant stating that the Company has terminated the Participant’s employment for Cause, which notice shall include a resolution, adopted by at least a three-quarter’s vote of the Incumbent Board (after the Participant has been provided with reasonable notice and an opportunity, together with counsel, for a hearing before the entire Incumbent Board), finding that the Participant has engaged in the conduct that would otherwise constitute Cause.

  (f)    Change in Control. The term “Change in Control” means any of the following events (but no event other than one of the following events):

 (i)    any person, alone or together with any of its affiliates or associates, becomes the beneficial owner, directly or indirectly, of securities of the Company representing (A) thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities having general voting rights, or (B) forty percent (40%) or more of the Company’s then outstanding shares of Class A Common Stock and Class B Common Stock in the aggregate; provided, however, that, notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this paragraph (i) solely because the requisite percentage of either the Company’s then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities having general voting rights is acquired by one or more employee benefit plans maintained by the Company or any of its subsidiaries; or

 (ii)    members of the Incumbent Board cease to constitute a majority of the Board; or

 (iii)    the consummation of any plan of merger, consolidation, share exchange or combination between the Company and any person, including without limitation becoming a subsidiary of any other person, or the consummation of any sale, exchange or other disposition of all or substantially all of the Company’s assets (any such transaction, a “Business Combination”) without all or substantially all of the persons who are the beneficial owners of the then outstanding shares of the Common Stock (“Outstanding Common Stock”) or of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”) immediately prior to such Business Combination constituting the beneficial owners, directly or indirectly, of fifty percent (50%) or more of, respectively, the outstanding shares of Common Stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; or

 (iv)    the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.

  (g)    Change in Control Severance Plan. The term “Change in Control Severance Plan” means the Tenneco Inc. Change in Control Severance Benefit Plan for Key Executives, as in effect from time to time.

  (h)    Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision shall include reference to any successor provision.

  (i)    Committee. The term “Committee” has the meaning set forth in Section 7.1.

  (j)     Common Stock. The term “Common Stock” means the Company’s class A voting common stock, par value $0.01 per share.

  (k)     Company. The term “Company” has the meaning set forth in Section 1.1.

   (l)     Continuing Award. The term “Continuing Award” has the meaning set forth in Section 6.2.

  (m)    Director. The term “Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

  (n)    Effective Date. The term “Effective Date” has the meaning set forth in Section 1.1.

  (o)    Eligible Individual. For purposes of the Plan, the term “Eligible Individual” means any employee of the Company or a Subsidiary, any consultant or other person providing services to the Company or a Subsidiary and any member of the Board; provided, however, that an ISO may only be granted to an employee of the Company or a Subsidiary.

  (p)    Exchange Act. The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

  (q)    Exercise Price. The term “Exercise Price” has the meaning set forth in Section 3.3.

  (r)    Expiration Date. The term “Expiration Date” has the meaning set forth in Section 3.8.

  (s)    Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Common Stock as of any date for purposes set forth in the Plan, the following rules shall apply:

 (i)    If the Common Stock is at the time listed or admitted to trading on any securities exchange, then the Fair Market Value shall be the average of the highest and lowest sales prices of a share of Common Stock on that date (or, if such day is not a business day, the immediately preceding business day) on the principal exchange or market on which the shares of Common Stock are then listed or admitted to trading.

 (ii)    If the Common Stock is not at the time listed or admitted to trading on a securities exchange, the Fair Market Value as of that date shall be the average of the highest and lowest prices of a share of Common Stock on that date (or, if such day is not a business day, the immediately preceding business day) as reported in the over-the-counter market or as such price is reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Common Stock in such market.

 (iii)    If paragraphs (i) and (ii) next above are otherwise inapplicable, then the Fair Market Value of the shares of Common Stock shall be determined in good faith by the Committee.

  (t)    Full Value Award. The term “Full Value Award” has the meaning set forth in Section 4.1.

  (u)    Good Reason. The term “Good Reason” means, with respect to a Participant, any of the following events that occur on or after a Change in Control without the written consent of the Participant:

 (i)    a material diminution of the Participant’s status, position, duties or responsibilities with the Company and its Subsidiaries from those in effect immediately prior to the Change in Control (without limiting the generality of the foregoing, for purposes of this paragraph (i) a material diminution will be deemed to have occurred if the Participant does not maintain the same or greater status, position, duties and responsibilities with the ultimate parent corporation of a controlled group of corporations of which the Company is a member upon consummation of the transaction or transactions constituting the Change in Control);

 (ii)    a material reduction in (A) the Participant’s annual rate of salary or wages as in effect immediately prior to the Change in Control, (B) the Participant’s targeted annual cash incentive compensation under the Company’s annual incentive bonus plan for the calendar year completed immediately prior to the Change in Control, and/or (C) the value of the Participant’s targeted annual long-term incentive award (including the material terms thereof, including vesting) for the calendar year completed immediately prior to the Change in Control (the components of compensation described in subparagraphs (A), (B) and (C) together “Total Compensation”); provided, however, that a material reduction for purposes of this paragraph (ii) shall not be deemed to have occurred if (1) there is a material reduction in the components of compensation described in subparagraph (B) and/or (C) as applied to the Participant but the Participant’s annual rate of salary or wages is not reduced and the Participant’s Total Compensation is not materially reduced, or (2) the Participant’s Total Compensation (or any component thereof) is reduced as part of an overall cost reduction program that affects all similarly-situated employees of the Company and its Subsidiaries and does not disproportionately affect the Participant (either as to amount or the components of Total Compensation that are reduced);

 (iii)    a material reduction in (A) the level of aggregate employer-paid medical benefit, life insurance and disability plan coverages; or (B) the aggregate rate of employer-paid thrift/savings plan contributions and of defined benefit retirement plan benefit accruals, from those coverages and rates in effect immediately prior to the Change in Control; provided, however, a material reduction for purposes of this paragraph (iii) shall not be deemed to have occurred if a reduction as described in subparagraph (A) or (B) occurs as part of an overall cost reduction program that affects all similarly-situated employees of the Company and its Subsidiaries and does not disproportionately affect the Participant;

 (iv)    relocation of the Participant’s primary work location to a location that is more than fifty (50) miles from his or her work location as in effect immediately prior to the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Participant’s business travel obligations immediately prior to the Change in Control); or

 (v)    a material breach by the Company of any provision of the Plan with respect to the Participant or an applicable Award Agreement.

Notwithstanding anything herein to the contrary, a Participant’s Termination Date shall not be considered to have occurred on account of Good Reason unless the Participant delivers to the Company a written notice of the existence of one of the foregoing events or conditions, within ninety (90) days after the Participant has actual knowledge of the existence of such condition, the Participant does not terminate his or her employment until the Participant has given the Company at least thirty (30) days in which to cure the condition set forth in the written notice, and if such condition is not cured by the thirtieth (30th) day, the Participant’s terminates his or her employment for Good Reason as of the expiration of the thirty (30) day cure period.

  (v)    Incumbent Board. The “Incumbent Board” shall consist of the following persons:

 (i)     the members of the Board on the Effective Date, to the extent that they continue to serve as members of the Board; and

 (ii)    any individual who becomes a member of the Board after the Effective Date, (A) upon the death or disability or retirement of, and as the successor to or replacement for, a member of the Board or (B) if his or her election or nomination for election as a director is approved by a vote of at least a majority of the then Incumbent Board, except that a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company shall not be considered a member of the Incumbent Board for purposes of this subparagraph (B).

  (w)    ISO. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b).

  (x)    NQO. An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Code Section 422(b).

  (y)    Option. The term “Option” has the meaning set forth in subsection 3.1(a).

  (z)    Outside Director. “Outside Director” means a director of the Company who is not an officer or employee of the Company or any of its Subsidiaries.

  (aa)  Participant. The term “Participant” has the meaning set forth in Section 1.3.

  (bb)  Plan. The term “Plan” has the meaning set forth in Section 1.1.

  (cc)  Prior Plan. The term “Prior Plan” means the Tenneco 2006 Long-Term Incentive Plan as in effect at the relevant time prior to the Effective Date. As relevant, the Plan is a successor to the Prior Plan.

  (dd)  Prior Plan Award. The term “Prior Plan Award” has the meaning set forth in Section 5(b)(iii).

  (ee)  Qualifying Termination. The term “Qualifying Termination” means a Participant’s Termination Date that occurs by reason of (i) termination by the Company without Cause or (ii) termination by the Participant for Good Reason.

  (ff)    Replacement Awards. The term “Replacement Awards” has the meaning set forth in Section 6.3.

  (gg)  Recycled Shares. The term “Recycled Shares” has the meaning set forth in subsection 5.1(b)(ii).

  (hh)  SAR. The term “SAR” has the meaning set forth in subsection 3.1(b).

  (ii)    Subsidiary. The term “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee. For purposes of the grant of ISOs, the term “Subsidiary” means a subsidiary corporation within the meaning of Code Section 424(f).

  (jj)    Substitute Award. The term “Substitute Award” means an Award granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines. In no event shall the issuance of Substitute Awards change the terms of such previously granted awards such that the change, if applied to a current Award, would be prohibited under the provisions of Section 3.6.

  (kk)    Termination Date. The term “Termination Date” means the date on which a Participant both ceases to be an employee of the Company and its Subsidiaries and ceases to perform material services for the Company and its Subsidiaries (whether as a director or otherwise), regardless of the reason for the cessation; provided, however, that a Participant’s “Termination Date” shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Company or a Subsidiary which was the recipient of the Participant’s services; and provided, further that, with respect to a Director, “Termination Date” means date on which the Director’s service as an Director terminates for any reason. Notwithstanding the foregoing and for the avoidance of doubt, in the event of a Change in Control, the “Termination Date” of any Participant who becomes employed by (if the Participant was an employee immediately prior to the Change in Control) the successor to the Company or an affiliate of such successor or a board member of (if the Participant was an Outside Director immediately prior to the Change in Control) the successor to the Company or an affiliate of such successor shall not occur until the Participant both ceases to be an employee and ceases to perform material services for the successor and its affiliates on or after the Change in Control.

ARTICLE 3

OPTIONS AND SARS

3.1.    Certain Definitions.

  (a)    The grant of an “Option” under the Plan entitles the Participant to purchase shares of Common Stock at an Exercise Price established by the Committee. Any Option granted under this Article 3 may be either an ISO or an NQO, as determined in the discretion of the Committee. Notwithstanding the foregoing, an Option will be deemed to be an NQO unless it is specifically designated by the Committee as an ISO and/or to the extent that it does not otherwise satisfy the requirements for an ISO.

  (b)    A stock appreciation right (an “SAR”) entitles the Participant to receive, in cash or shares of Common Stock, value equal to the excess of: (i) the fair market value of a specified number of shares of Common Stock at the time of exercise; over (ii) the Exercise Price established by the Committee.

3.2.    Eligibility. The Committee shall designate the Participants to whom Options or SARs are to be granted under this Article 3 and shall determine the number of shares of Common Stock subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan.

3.3.    Exercise Price. The “Exercise Price” of each Option and SAR granted under this Article 3 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; provided, however, that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant (or, if greater, the par value of a share of Common Stock).

3.4.    Exercise. An Option and an SAR granted under this Article 3 shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee not inconsistent with the Plan; provided, however, that no Option or SAR shall be exercisable after the Expiration Date with respect thereto.

3.5.    Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Article 3 shall be subject to the following:

  (a)    Subject to the following provisions of this Section 3.5, the full Exercise Price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement not disapproved by the Committee and described in subsection 3.5(c), payment may be made as soon as practicable after the exercise).

  (b)    Subject to applicable law, the Exercise Price shall be payable to the Company in full either: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired shares of Common Stock having an aggregate fair market value at the time of exercise equal to the total Exercise Price; (iii) by a combination of (i) and (ii); or (iv) by any other method approved by the Committee in its sole discretion at the time of grant and as set forth in the Award Agreement; provided, however, that shares of Common Stock may not be used to pay any portion of the Exercise Price unless the holder thereof has good title, free and clear of all liens and encumbrances.

  (c)    Except as otherwise provided by the Committee, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares of Common Stock) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

As soon as practicable following exercise, including payment of the Exercise Price, certificates representing the shares of Common Stock so purchased shall be delivered to the person entitled thereto or shares of Common Stock so purchased shall otherwise be registered in the name of the Participant on the records of the Company’s transfer agent and credited to the Participant’s account.

3.6.    No Repricing. Except for either adjustments pursuant to Section 5.2 (relating to the adjustment of shares), or reductions of the Exercise Price approved by the Company’s stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower exercise price or a Full Value Award. Except as approved by the Company’s stockholders, in no event shall any Option or SAR granted under the Plan be surrendered to the Company in consideration for a cash payment if, at the time of such surrender, the Exercise Price of the Option or SAR is greater than the then current Fair Market Value of a share of Common Stock.

3.7.    Tandem Grants of Options and SARs. An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the exercise price of both the Option and SAR shall be the same, and the exercise of the corresponding tandem SAR or Option shall cancel the corresponding tandem SAR or Option with respect to such share. If an SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same exercise price as the earlier granted Award, but in no event less than the Fair Market Value of a share of Common Stock at the time of such grant.

3.8.    Expiration Date. The “Expiration Date” with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant (as the same may be modified in accordance with the terms of the Plan); provided, however, that the Expiration Date with respect to any Option or SAR shall not be later than the earliest to occur of the ten-year anniversary of the date on which the Option or SAR is granted or the following dates, unless the following dates are determined otherwise by the Committee:

  (a)    if the Participant’s Termination Date occurs by reason of death, disability or retirement, the three-year anniversary of such Termination Date;

  (b)    if the Participant’s Termination Date occurs for reasons other than retirement, death, disability or cause, the Termination Date; or

  (c)    if the Participant’s Termination Date occurs for reasons of cause, the day preceding the Participant’s Termination Date.

In no event shall the Expiration Date of an Option or SAR be later than the ten-year anniversary of the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any securities exchange on which the Common Stock is listed).

ARTICLE 4

FULL VALUE AWARDS AND CASH INCENTIVE AWARDS

4.1.    Full Value Awards. A “Full Value Award” is a grant of one or more shares of Common Stock or a right to receive one or more shares of Common Stock (or cash based on the value of Common Stock) in the future (including restricted stock, restricted stock units, performance shares, and performance units) which is contingent on continuing service, the achievement of performance objectives during a specified period performance, or other restrictions as determined by the Committee or in consideration of a Participant’s previously performed services or surrender or other compensation that may be due. The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement. Notwithstanding the foregoing, no dividends or dividend equivalent rights will be paid or settled on Full Value Awards that have not been earned or vested.

4.2.    Cash Incentive Awards. A “Cash Incentive Award” is the grant of a right to receive a payment of cash (or in the discretion of the Committee, shares of Common Stock having value equivalent to the cash otherwise payable) that is contingent on continuing service, the achievement of performance objectives during a specified period performance, or other restrictions as determined by the Committee or in consideration of a Participant’s previously performed services or surrender or other compensation that may be due. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to deferred payment.

ARTICLE 5

SHARES RESERVED AND LIMITATIONS

5.1.    Plan and Other Limitations. The Awards that may be granted under the Plan shall be subject to the following:

  (a)    The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares of Common Stock currently authorized but unissued or currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares of Common Stock purchased in the open market or in private transactions.

  (b)    Subject to the provisions of Section 5.2, the maximum number of shares of Common Stock that may be issued with respect to Awards under the Plan from and after the Effective Date shall be equal to 2,375,000. Notwithstanding the foregoing:

 (i)    Shares of Common Stock covered by an Award shall only be counted as used to the extent that they are actually used. A share of Common Stock issued in connection with any Award under the Plan shall reduce the total number of shares of Common Stock available for issuance under the Plan by one.

 (ii)    Any shares of Common Stock (A) that are subject to Awards granted under the Plan or (B) that are subject to awards that were granted under the Prior Plan and that are outstanding on the Effective Date, in any case that terminate by reason of expiration, forfeiture, cancellation, or otherwise, without the issuance of such shares, or that are settled in cash (the shares described in subparagraphs (A) and (B) are collectively referred to as “Recycled Shares”) shall again be available for grant under the Plan and shall be added back to the shares reserved for issuance under the Plan on a one for one basis; provided, however, that shares attributable to any Full Value Award will be added back on the same basis as they were charged to the shares reserved for issuance under the applicable plan at the time of grant.

 (iii)    Shares of Common Stock covered by an award under the Prior Plan (“Prior Plan Award”) shall be treated as an Award under the Plan for purposes of subsection 5.1(a), this subsection 5.1(b), and subsection 5.1(c) in the event, and to the extent that, (A) the Prior Plan Award provides that shares of Common Stock available for issuance under the Plan can be used in settlement of the Prior Plan Award and (B) at the time of settlement of the Prior Plan Award, there are sufficient shares of Common Stock available under the Plan to be issued in settlement of the Prior Plan Award (after taking into account all then outstanding Awards under the Plan.) To the extent that any Prior Plan Award is settled under the Plan (I) settlement of the Prior Plan Award under the Plan shall not reduce the number of shares of Common Stock available for issuance under the Prior Plan, (II) settlement of the Prior Plan Award under the Plan shall reduce the number of shares available for issuance under the Plan in the same ratio as the shares under the Prior Plan would have been reduced had the Prior Plan Award been settled under the Prior Plan, (III) the portion of the Prior Plan Award that is settled under the Plan shall be treated as cancelled for purposes of the Prior Plan.

 (iv)    The following shares of Common Stock may not be treated as Recycled Shares and may not again be made available for issuance as Awards under the Plan pursuant to this subsection 5.1(b): (A) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR; (B) shares of Common Stock used to pay the Exercise Price or withholding taxes relating to an outstanding Award; (C) shares of Common Stock repurchased on the open market with the proceeds of the Exercise Price, and (D) shares subject to Substitute Awards,

  (c)    Except as expressly provided by the terms of this Plan, the issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to Awards then outstanding hereunder.

(d)    Substitute awards shall not reduce the number of share of Common Stock that may be issued under the Plan or that may be covered by Awards granted to any one Participant during any period pursuant to subsection 5.1(g).

  (e)    To the extent provided by the Committee, any Award may be settled in cash rather than shares of Common Stock.

  (f)    The maximum number of shares of Common Stock that may be delivered to Participants pursuant to ISOs is equal to the number of shares reserved for issuance under subsection 5.1(b); provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to ISOs, such rules shall apply to the limit on ISOs granted under the Plan.

  (g)    Subject to Section 5.2, the sum of any cash compensation or other compensation and the value of any Awards granted to an Outside Director as compensation for services as an Outside Director during the period beginning on the date of one regular annual meeting of our stockholders until the date of the next regular annual meeting of our stockholders may not exceed $700,000. The Committee may make exceptions to this limit for individual Outside Directors in exceptional circumstances, as the Committee may determine in its sole discretion, provided that the Outside Director receiving such additional compensation may not participate in the decision to award such compensation. If the delivery of Common Stock or cash is deferred until after the Common Stock has been earned, any adjustment in the amount delivered to reflect actual or deemed earnings or other investment experience during the deferral period shall be disregarded in applying the foregoing limitations.

5.2.    Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee shall adjust the terms of the Plan and Awards to preserve the benefits or potential benefits of the Plan or the Awards as determined in the sole discretion of the Committee. Action by the Committee with respect to the Plan or Awards under this Section 5.2 may include, in its sole discretion: (a) adjustment of the number and kind of shares which may be delivered under the Plan (including adjustments to the number and kind of shares that may be granted to an individual during any specified time as described above); (b) adjustment of the number and kind of shares subject to outstanding Awards; (c) adjustment of the Exercise Price of outstanding Options and SARs; and (d) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (I) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (II) cancellation of the Award in return for a cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of the value of the Common Stock subject to the Option or SAR at the time of the transaction over the Exercise Price).

5.3.    Special Vesting Rules. Subject to the other terms and conditions of the Plan, and except for Awards granted under the Plan with respect to shares of Common Stock which do not exceed, in the aggregate, five percent (5%) of the total number of shares of Common Stock reserved for issuance pursuant to subsection 5.1(b), any Award shall condition a Participant’s (including Outside Directors) right to become vested in the award on the completion of a minimum period of service (including service as an Outside Director) of at least one (1) year (in the case of a service-based award) and a minimum performance period of at least one (1) year (in the case of a performance-based award).

ARTICLE 6

CHANGE IN CONTROL

6.1.    Generally. Subject to the provisions of Section 5.2 and unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any applicable governmental agencies or national securities exchange, or unless otherwise provided by the Committee in the Award Agreement or in an individual severance, employment or other agreement between the Company (or Subsidiary) and a Participant, the provisions of this Article 6 shall apply in the event of a Change in Control.

6.2.    Performance Awards. Upon a Change in Control, (a) any performance conditions applicable to Full Value Awards or Cash Incentive Awards outstanding under the Plan as of the date of the Change in Control shall be deemed to have been achieved at the target level of performance for the performance period in effect on the date of the Change in Control and such Awards shall thereafter not be subject to any performance conditions, and (b) subject to the terms and conditions of this Article 6, any service-based conditions applicable to such Awards shall continue to apply as if the Change in Control had not occurred. Notwithstanding the foregoing, the foregoing provisions shall not apply with respect to any Award (a “Continuing Award”) if the Committee reasonably determines that, from and after the Change in Control, performance applicable to Full Value Awards and Cash Incentive Awards can be determined with respect to the performance period in effect on the date of the Change in Control on substantially the same basis as applied immediately prior to the Change in Control. The provisions of this Section 6.2 shall apply prior to the application of Section 6.3 or 6.4, as applicable.

6.3.    Continuation, Assumption, and/or Replacement of Awards. If, upon a Change in Control, then outstanding Awards under the Plan are continued under the Plan or are assumed by a successor to the Company and/or awards in other shares or securities are substituted for then outstanding Awards under the Plan pursuant to Section 5.2 or otherwise (which continued, assumed, and/or substituted awards are referred to collectively herein as “Replacement Awards”) then:

  (a)    each Participant’s Replacement Awards will continue in accordance with their terms; and

  (b)    with respect to any Participant whose Termination Date has not occurred as of the Change in Control, if the Participant’s Termination Date occurs by reason of a Qualifying Termination on or within twenty four (24) months following the Change in Control, then (i) all of the Participant’s outstanding Replacement Awards that are Full Value Awards or Cash Incentive Awards will be fully vested upon his or her Termination Date and will be settled or paid within thirty (30) days after the Termination Date or, if required by Code Section 409A, on the date that settlement or payment would have otherwise occurred under the terms of the Award and (ii) in the case of any Replacement Awards that are Options or SARs, the Replacement Award will be fully vested and exercisable as of the Termination Date and the exercise period will extend for twenty four (24) months following the Termination Date or, if earlier, the expiration date of the Option or SAR.

Any Replacement Award that is substituted for an Award under the Plan shall be an award of the same type and of substantially equivalent value as the Award for which the Replacement Award is substituted. If the provisions of Section 6.3(b) apply with respect to any Continuing Award, any Replacement Award applicable to such Continuing Award shall be deemed to have been achieved at the target level of performance for the performance period in effect on the Termination Date.

6.4.    Termination/Acceleration. If, upon a Change in Control, the provisions of Section 6.3 do not apply, all then outstanding Awards will become fully vested and will be cancelled in exchange for a cash payment or other consideration generally provided to stockholders in the Change in Control equal to the then current value of the Award, determined as though the Award was fully vested and exercisable (as applicable) and any restrictions applicable to such Award had lapsed immediately prior to the Change in Control; provided, however, that in the case of an Option or SAR, the amount of such payment may be equal to the excess of the aggregate per share consideration to be paid with respect to the cancellation of the Option or SAR over the aggregate Exercise Price of the Option or SAR (but not less than zero). For the avoidance of doubt, in the case of any Option or SAR with an Exercise Price that is greater than the per share consideration to be paid with respect to the cancellation of the Option or SAR pursuant to this Section 6.4, the consideration to be paid with respect to cancellation of the Option or SAR may be zero. Any payment or settlement pursuant to this Section 6.4 will be made within thirty (30) days after the Change in Control or, if required by Code Section 409A, on the date that payment or settlement would have otherwise occurred under the terms of the Award.

ARTICLE 7

COMMITTEE

7.1.    Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Article 7. So long as the Company is subject to Section 16 of the Exchange Act, the Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and shall be comprised of persons who are independent for purposes of applicable securities exchange listing requirements. Unless removed by the Board or unless said committee no longer exists or does not satisfy the foregoing requirements or for other reasons determined by the Board, the Company’s Compensation Committee shall be the Committee for purposes of this Plan. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee; provided, however, that in the event that there is no Committee, only members of the Board who are independent directors shall take action pursuant to this sentence with respect to grants to employees.

7.2.    Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

  (a)    Subject to the terms and conditions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt of Awards, to determine the types of Awards and the number of shares of Common Stock or other amounts covered by the Awards, to establish the terms, conditions, performance measures and targets, restrictions and other provisions of such Awards, to cancel or suspend Awards modify the terms of, reissue or repurchase Awards, and accelerate the exercisability or vesting of any Award.

  (b)    Subject to the terms and conditions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

  (c)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

  (d)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

Without limiting the generality of the foregoing, it is the intention of the Company that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to Code Section 409A, the Plan and the Awards comply with the requirements of Code Section 409A and that the Plan and Awards be administered in accordance with such requirements and the Committee shall have the authority to amend any outstanding Awards to conform to the requirements of Code Section 409A.

7.3.    Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a securities exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

7.4.    Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an individual’s employment or service, termination of employment or service, leave of absence, reemployment or recommencement of service and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

7.5.    Limitation on Liability and Indemnification of Committee. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Company or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Company or Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Company against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

ARTICLE 8

MISCELLANEOUS

8.1.    Effect on Prior Plan and Duration. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the tenth anniversary of the Effective Date. Any awards made under the Prior Plan shall continue to be subject to the terms of the Prior Plan; provided, however, that no awards may be granted under the Prior Plan after the Effective Date.

8.2.    General Restrictions. Delivery of shares of Common Stock or other amounts under the Plan shall be subject to the following:

  (a)    Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended), and the applicable requirements of any securities exchange or similar entity.

  (b)    In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

  (c)    To the extent that the Plan provides for issuance of certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange.

8.3.    Tax Withholding. All distributions under the Plan shall be subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (a) through cash payment by the Participant, (b) through the surrender of shares of Common Stock which the Participant already owns, or (c) through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan; provided, however, that (i) the amount withheld in the form of shares of Common Stock under this Section 8.3 may not exceed the minimum statutory withholding obligation (based on the minimum statutory withholding rates for Federal and state purposes, including, without limitation, payroll taxes) unless otherwise elected by the Participant, (ii) in no event shall the Participant be permitted to elect less than the minimum statutory withholding obligation, and (iii) in no event shall the Participant be permitted to elect to have an amount withheld in the form of shares of Common Stock pursuant to this Section 8.3 that exceeds the maximum individual tax rate for the employee in applicable jurisdictions.

8.4.    Grant and Use of Awards. Subject to the terms and conditions of the Plan, in the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of Awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion shares of common stock of which is acquired by the Company or a Subsidiary). The Committee may use available shares of Common Stock hereunder as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

8.5.    Dividends and Dividend Equivalents. An Award (other than an Option or a SAR Award) may provide the Participant with the right to receive dividend payments, dividend equivalent payments or dividend equivalent units with respect to shares of Common Stock subject to the Award (both before and after the shares of Common Stock subject to the Award are earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or shares of Common Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Common Stock or Common Stock equivalents, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Common Stock equivalents. Notwithstanding the foregoing, no dividends or dividend equivalent rights will be paid or settled on Awards that have not been earned or vested.

8.6.    Settlement and Payments. Awards may be settled through cash payments, the delivery of shares of Common Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment (other than Option or SAR and to the extent permitted by Code Section 409A), subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Common Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

8.7.    Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

8.8.    Form and Time of Elections; Notices. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

8.9.    Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company or a Subsidiary (as applicable the “Award Agreement”), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe. Any such document is an Award Agreement regardless of whether any Participant signature is required.

8.10.    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any securities exchange) by a duly authorized officer of such company.

8.11.    Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

8.12.    Limitation of Implied Rights.

  (a)    Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

  (b)    The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any participating individual the right to be retained in the employ or continued service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights and shares of Common Stock are registered in his name.

8.13.    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

8.14.    Governing Law. The validity, construction and effect of the Plan, and any actions taken or relating to the Plan, shall be determined in accordance with the laws of the State of Illinois and applicable federal law; provided, however, that any issues relating to the issuance of Common Stock shall be governed by the laws of the State of Delaware.

8.15.     Severability. If for any reason any provision or provisions of the Plan are determined invalid or unenforceable, the validity and effect of the other provisions of the Plan shall not be affected thereby.

8.16.    Foreign Individuals. Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or a Subsidiary operates or has employees. The foregoing provisions of this Section 8.16 shall not be applied to increase the share limitations of Article 5 or to otherwise change any provision of the Plan that would otherwise require the approval of the Company’s stockholders.

8.17.    Code Section 409A. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, to the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, it is the intent of the parties to the applicable Award Agreement that such Award Agreement incorporate the terms and conditions necessary to avoid the consequences specified in Code Section 409A(a)(1) and that such Award Agreement and the terms of the Plan as applicable to such Award be interpreted and construed in compliance with Code Section 409A and the Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith. Although the Company and the Committee intend to administer the Plan so that it will comply with the requirements of Code Section 409A, neither the Company nor the Committee represents or warrants that the Plan will comply with Code Section 409A or any other provision of federal, state, local, or non-United States law. Neither the Company, its Subsidiaries, nor their respective directors, officers, employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant may owe as a result of participation in the Plan, and the Company and its Subsidiaries shall have no obligation to indemnify or otherwise protect any Participant from the obligation to pay any taxes pursuant to Code Section 409A.

8.18.    Restrictions on Shares and Awards. The Committee, in its discretion, may impose such restrictions on shares of Common Stock or cash acquired pursuant to the Plan, whether pursuant to the exercise of an Option or SAR, settlement of a Full Value Award or otherwise, as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares or cash and forfeiture restrictions based on service, performance, Common Stock ownership by the Participant, conformity with the Company’s recoupment, compensation recovery, or clawback policies and such other factors as the Committee determines to be appropriate. Without limiting the generality of the foregoing, unless otherwise specified by the Committee, any awards under the Plan and any shares of Common Stock or cash issued pursuant to the Plan shall be subject to the Company’s compensation recovery, clawback, and recoupment policies as in effect from time to time.

8.19.    Misconduct. If the Committee determines that a present or former employee has (a) used for profit or disclosed to unauthorized persons, confidential or trade secrets of the Company or any Subsidiary; (b) breached any contract with or violated any fiduciary obligation to the Company or any Subsidiary; or (c) engaged in any conduct which the Committee determines is injurious to the Company or its Subsidiaries, the Committee may cause that employee to forfeit his or her outstanding awards under the Plan; provided, however, that following the occurrence a Change in Control, no outstanding awards under the Plan shall be subject to forfeiture pursuant to this Section 8.19.

ARTICLE 9

AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, and the Board or Committee may amend any Award Agreement; provided, however, that no amendment or termination of the Plan or amendment of any Award Agreement may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or Committee, as applicable). Notwithstanding the foregoing, (a) adjustments pursuant to Section 5.2 shall not be subject to the foregoing limitations of this Article 9, and (b) amendments (i) expanding the group of Eligible Individuals, (ii) to the provisions of Section 3.6 (relating to Option and SAR repricing), (iii) increasing the number of shares reserved under the Plan, (iv) increasing the number of shares reserved for the issuance of ISOs, and (iv) amendments for which approval of the Company’s stockholders is required by law or the rules of any stock exchange on which the Common Stock is listed, in any case, will not be effective unless approved by the Company’s stockholders. It is the intention of the Company that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to Code Section 409A, the Plan and the Awards comply with the requirements of Code Section 409A and that the Board shall have the authority to amend the Plan as it deems necessary or desirable to conform to Code Section 409A. Notwithstanding the foregoing, neither the Company nor the Subsidiaries guarantee that Awards under the Plan will comply with Code Section 409A and the Committee is under no obligation to make any changes to any Award to cause such compliance.

APPENDIX B TO 2021 PROXY STATEMENT: SECTION 382 RIGHTS AGREEMENT

SECTION 382 RIGHTS AGREEMENT

Dated as of April 15, 2020

between

TENNECO INC.

and

EQUINITI TRUST COMPANY,

as Rights Agent

			Page

Section	1.	Definitions	1

Section	2.	Appointment of Rights Agent	7

Section	3.	Issue of Right Certificates	8

Section	4.	Form of Right Certificates	9

Section	5.	Countersignature and Registration	10

Section	6.	Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates	10

Section	7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	11

Section	8.	Cancellation and Destruction of Right Certificates	12

Section	9.	Status and Availability of Preferred Shares	13

Section	10.	Preferred Shares Record Date	13

Section	11.	Adjustment of Purchase Price, Number of Shares or Number of Rights	14

Section	12.	Certificate of Adjustment	19

Section	13.	Consolidation, Merger, Sale or Transfer of Assets or Earning Power	20

Section	14.	Fractional Rights and Fractional Shares	20

Section	15.	Rights of Action	22

Section	16.	Agreement of Right Holders	22

Section	17.	Right Certificate Holder Not Deemed a Stockholder	22

Section	18.	Concerning the Rights Agent	23

Section	19.	Merger or Consolidation or Change of Name of Rights Agent	23

Section	20.	Rights and Duties of Rights Agent	24

Section	21.	Change of Rights Agent	26

Section	22.	Issuance of New Right Certificates	27

Section	23.	Redemption	27

Section	24.	Exchange	28

Section	25.	Notice of Certain Events	30

Section	26.	Notices	30

Section	27.	Supplements and Amendments	31

Section	28.	Successors	31

Section	29.	Benefits of this Agreement	32

Section	30.	Severability	32

Section	31.	Governing Law	32

B-i

(continued)

			Page

Section	32.	Counterparts	32

Section	33.	Descriptive Headings and Construction	32

Section	34.	Administration	32

Section	35.	Force Majeure	32

Section	36.	Process to Seek Exemption	33

B-ii

SECTION 382 RIGHTS AGREEMENT

This Section 382 Rights Agreement (this “Agreement”), dated as of April 15, 2020, is between Tenneco Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company (d/b/a EQ Shareowner Services), a New York limited trust company, as rights agent (the “Rights Agent”).

The Company and certain of its Subsidiaries (as defined below) have generated certain Tax Attributes (as defined below) for United States federal income tax purposes and the Company therefore desires to avoid an “ownership change” within the meaning of Section 382 of the Code (as defined below), including for purposes of Section 383 of the Code, and to preserve the Company’s ability to utilize such Tax Attributes.

The Board of Directors of the Company (the “Board of Directors”) has authorized and declared a dividend of (i) one preferred share purchase right (a “Class A Right”) for each share of Class A Voting Common Stock, par value $0.01 per share, of the Company (the “Class A Common Shares”) and (ii) one preferred share purchase right (a “Class B Right” and, together with the Class A Rights, the “Rights”) for each share of Class B Non-Voting Common Stock, par value $0.01 per share, of the Company (the “Class B Common Shares”) outstanding on the Close of Business on April 27, 2020 (the “Record Date”) and has authorized the issuance of one Right with respect to each additional Common Share (as defined below) issued by the Company between the Record Date and the earliest of (A) the Distribution Date, (B) the Redemption Date, and (C) the Final Expiration Date, and additional Common Shares that shall become outstanding after the Distribution Date as provided in Section 22 of this Agreement, each Right initially representing the right to purchase one one-thousandth of a Preferred Share, subject to adjustment, upon the terms and subject to the conditions hereof.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

1.    Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

1.1    “Acquiring Person” means any Person (other than an Exempt Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding Class A Common Shares for or pursuant to the terms of any such employee benefit plan or (v) any Person who or which, together with all Affiliates and Associates of such Person, at the time of the first public announcement of this Agreement, is a Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding (a “Grandfathered Stockholder”); provided, that if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner (other than pursuant to the vesting or exercise of any equity awards issued to a member of the Board of Directors or pursuant to additional grants of any such equity awards to a member of the Board of Directors) of any additional Class A Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Class A Common Shares then outstanding Beneficially Owned by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of any additional Class A Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9% of the Class A Common Shares then outstanding, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder and this clause (v) shall have no further force or effect with respect to such Person. For the avoidance of doubt, in the event that after the time of the first public announcement of this Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Class A Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Class A Common Shares that confers Beneficial Ownership of Class A Common Shares shall be considered the acquisition of Beneficial Ownership of additional Class A Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of this Agreement unless, upon such acquisition of Beneficial Ownership of additional Class A Common Shares, such person is not the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding.

Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition or redemption of Class A Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the Class A Common Shares then outstanding; provided, that if a Person would, but for the provisions of this paragraph, become an Acquiring Person by reason of an acquisition or redemption of Class A Common Shares by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Class A Common Shares at any time such that the Person is or thereby becomes the Beneficial Owner of 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the Class A Common Shares then outstanding (other than Class A Common Shares acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person), then such Person shall be deemed to be an Acquiring Person.

Notwithstanding the foregoing, if the Board of Directors, with the concurrence of a majority of the members of the Board of Directors who are not, and are not representatives, nominees, Affiliates or Associates of, such Person or an Acquiring Person, determines in good faith that a Person that would otherwise be an Acquiring Person has become such inadvertently (including because (i) such Person was unaware that it beneficially owned a percentage of Class A Common Shares that would otherwise cause such Person to be an Acquiring Person or (ii) such Person was aware of the extent of its Beneficial Ownership of Class A Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing, obtaining or influencing control of the Company, and such Person divests as promptly as practicable a sufficient number of Class A Common Shares so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to have become an Acquiring Person. Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an Acquiring Person has become so as a result of its actions in the ordinary course of its business that the Board of Directors determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board of Directors shall otherwise determine, such Person shall not be deemed to be an Acquiring Person.

Notwithstanding the foregoing, no Person shall become an Acquiring Person solely as a result of an Exempt Transaction.

Notwithstanding the foregoing, no regulated investment company under Section 851 of the Code shall be deemed to be an Acquiring Person, unless the Board of Directors determines, in its reasonable discretion, that such regulated investment company is deemed to Beneficially Own more than 4.9% or more of the Class A Common Shares then outstanding under the applicable standards of Treasury Regulation 1.382-3(a). In determining whether any regulated investment company is an Acquiring Person, the filing of a statement under Section 13 of the Exchange Act with respect to such regulated investment company shall not be deemed to establish that such regulated investment company has acquired Beneficial Ownership of 4.9% or more of the Class A Common Shares then outstanding; provided, that the Board of Directors shall be entitled to rely upon any such filing unless such regulated investment company provides information and diligence that permits the Board of Directors to conclude, in its reasonable discretion, that such regulated investment company has not acquired Beneficial Ownership of 4.9% or more of the Class A Common Shares then outstanding pursuant to the standards of Treasury Regulation 1.382-3.

Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of the conversion of Class B Common Shares owned by such Person as of the date of this Agreement into Class A Common Shares in compliance with Article Fourth, Section 9 of the Amended and Restated Certificate of Incorporation of the Company.

Notwithstanding the definition of Acquiring Person under this Agreement, the Board of Directors may also determine that any Person is an Acquiring Person under this Agreement if such Person becomes the Beneficial Owner of 4.9% (by value) or more of the Class A Common Shares then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)).

1.2     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date of this Agreement.

1.3    A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own,” or have “Beneficial Ownership” of, any securities:

1.3.1    which such Person actually owns (directly or indirectly) or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));

1.3.2    which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, as in effect on the date of this Agreement;

1.3.3    which such Person or any of such Person’s Affiliates or Associates has (i) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (B) is not also then reportable on a statement on Schedule 13D under the Exchange Act (or any comparable or successor report) or (ii) the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities (x) tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange or (y) which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person (except to the extent that the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations under Section 382 of the Code);

1.3.4    which are Beneficially Owned (within the meaning of the preceding subsections of this Section 1.3), directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any securities of the Company or cooperating in changing, obtaining or influencing control of the Company; or

1.3.5    which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Class A Common Shares deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Class A Common Shares in respect of such Derivative Position (without regard to any short or similar position) that is specified in (i) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or (ii) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (i) or (ii) is greater), or if no such number of Class A Common Shares is specified in such filings or documentation (or such documentation is not available to the Board of Directors), as determined by the Board of Directors in its reasonable discretion.

Notwithstanding anything in this definition of Beneficial Owner to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

1.4     “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to close.

1.5     “Close of Business” on any given date means 5:00 p.m., New York time, on such date; provided, that if such date is not a Business Day, it means 5:00 p.m., New York time, on the next succeeding Business Day.

1.6    “Code” means the Internal Revenue Code of 1986, as amended.

1.7    “Common Shares” when used with reference to the Company, means the Class A Common Shares and the Class B Common Shares. “Common Shares,” when used with reference to any Person other than the Company, means the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

1.8    “Common Stock Equivalents” has the meaning set forth in Section 11.1.3(ii)(C).

1.9    “Current Per Share Market Price” has the meaning set forth in Section 11.4.1.

1.10    “Current Value” has the meaning set forth in Section 11.1.3(i)(A).

1.11    “Derivative” has the meaning set forth in Section 1.12.

1.12    “Derivative Position” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index) (any of the foregoing, a “Derivative”), whether or not presently exercisable, that (i) has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Class A Common Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Class A Common Shares and that increases in value as the market price or value of the Class A Common Shares increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Class A Common Shares and (ii) is capable of being settled, in whole or in part, through delivery of cash or Class A Common Shares (whether on a required or optional basis, and whether such settlement may occur immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise), in each case regardless of whether (A) it conveys any voting rights in such Class A Common Shares to any Person or (B) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.

1.13    “Distribution Date” has the meaning set forth in Section 3.1.

1.14    “Earning Power” has the meaning set forth in Section 13.3.

1.15    “Equivalent Preferred Shares” has the meaning set forth in Section 11.2.

1.16     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.17    “Exchange Property” has the meaning set forth in Section 24.6.

1.18    “Exchange Ratio” has the meaning set forth in Section 24.1.

1.19    “Exchange Recipients” has the meaning set forth in Section 24.6.

1.20    “Exempt Person” means any Person that the Board of Directors determines is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors; provided, that no Person shall qualify as an Exempt Person unless such determination is made prior to such time as any Person becomes an Acquiring Person; provided, further, that any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor.

1.21    “Exempt Transaction” means (i) any transaction that the Board of Directors determines is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors; provided, that such determination is made, and no transaction shall qualify as an Exempt Transaction unless such determination is made, prior to such time as any Person becomes an Acquiring Person; or (ii) any transaction by a member of the IEP Group (as defined in the Shareholders Agreement) in compliance with Section 3.06 of that certain Shareholders Agreement, dated as of October 1, 2018, by and among the Company, American Entertainment Properties Corp., Icahn Enterprises Holdings L.P. and Icahn Enterprises L.P. (the “Shareholders Agreement”), the effect of which is that following consummation of such transaction (and any related transaction involving the Company) the aggregate percentage of the IEP Group’s Beneficial Ownership of the Common Shares remains at a level that is no greater than its Beneficial Ownership as of the date of this Agreement; provided, that the IEP Group shall be deemed to be an Acquiring Person if as a result of any such transaction the aggregate percentage of the IEP Group’s Beneficial Ownership of the Common Shares is greater than the aggregate percentage of the IEP Group’s Beneficial Ownership of the Common Shares as of the date of this Agreement.

1.22    “Exemption Request” has the meaning set forth in Section 36.

1.23    “Final Expiration Date” means the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting a proposal to approve this Agreement has not been passed by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are present in person or by proxy and entitled to vote thereon at the 2021 annual meeting of stockholders or any other meeting of stockholders of the Company duly held prior to such meeting, (ii) the date on which the Board of Directors determines in its sole discretion that (x) this Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on October 2, 2021.

1.24    “Grandfathered Stockholder” has the meaning set forth in Section 1.1.

1.25    “NYSE” means the New York Stock Exchange.

1.26    “Person” means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

1.27    “Preferred Shares” means shares of Series A Preferred Stock, par value $0.01 per share, of the Company having such rights and preferences as are set forth in the form of

Certificate of Designations set forth as Exhibit A hereto, as the same may be amended from time to time.

1.28    “Purchase Price” has the meaning set forth in Section 7.2.

1.29    “Redemption Date” has the meaning set forth in Section 23.2.

1.30    “Redemption Price” has the meaning set forth in Section 23.1.

1.31    “Requesting Person” has the meaning set forth in Section 36.

1.32    “Right Certificate” means a certificate evidencing a Right substantially in the form of Exhibit B hereto.

1.33    “Spread” has the meaning set forth in Section 11.1.3(i).

1.34    “Stock Acquisition Date” means the earliest of the date of (i) the public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include a statement on Schedule 13D filed pursuant to the Exchange Act) and (ii) the public disclosure of facts by the Company or an Acquiring Person that reveals the existence of an Acquiring Person or indicating that an Acquiring Person has become an Acquiring Person.

1.35    “Subsidiary” of any Person means any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

1.36    “Summary of Rights” means the Summary of Rights to Purchase Preferred Shares substantially in the form of Exhibit C hereto.

1.37    “Tax Attributes” means any net operating loss carryovers, capital loss carryovers, general business credit carryovers, Section 163(j) deferred interest carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction (whether actual or prospective) attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

1.38    “Trading Day” means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, a Business Day.

1.39    “Treasury Regulations” means final, temporary and proposed regulation of the Department of Treasury under the Code and any successor regulation, including any amendments thereto.

1.40    “Trust” has the meaning set forth in Section 24.6.

2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event that the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.

3.    Issue of Right Certificates.

3.1    Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, in the event that the Board of Directors determines on or before such tenth day to effect an exchange in accordance with Section 24 and determines that a later date is advisable, such later date) and (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any entity holding Class A Common Shares for or pursuant to the terms of any such benefit plan or any Exempt Person) of a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (such date being herein referred to as the “Distribution Date”) (provided, that if such tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer), (A) the Rights will be evidenced by the certificates (or other evidence of book-entry or other uncertificated ownership) for Common Shares registered in the names of the holders thereof (which shall also be deemed to be Right Certificates) and not by separate Right Certificates (provided, that each certificate (or other evidence of book-entry or other uncertificated ownership) representing Common Shares outstanding as of the Close of Business on the Record Date evidencing the Rights shall be deemed to incorporate by reference the terms of this Agreement, as amended from time to time), and (B) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, at the expense of the Company and upon receipt of all relevant information, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, substantially in the form of Exhibit B hereto, evidencing one Right for each Common Share so held, subject to adjustment as provided herein; provided, that the Rights may instead be recorded in book-entry or other uncertificated form, in which case such book-entries or other evidence of ownership shall be deemed to be Right Certificates for all purposes of this Agreement; provided, further, that all procedures relating to actions to be taken or information to be provided with respect to such Rights recorded in book-entry or other uncertificated forms, and all requirements with respect to the form of any Right Certificate set forth in this Agreement, may be modified as necessary or appropriate to reflect book-entry or other uncertificated ownership. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

3.2    As soon as practicable after the Record Date, the Company will make available a copy of the Summary of Rights to any holder of Rights who may request it prior to the Final Expiration Date. The Company shall provide the Rights Agent with written notice of the occurrence of the

Final Expiration Date and the Rights Agent shall not be deemed to have knowledge of the occurrence of the Final Expiration Date, unless and until it shall have received such written notice.

3.3    Certificates for Common Shares which become outstanding (including reacquired Common Shares referred to in the last sentence of this Section 3.3) after the Record Date but prior to the earliest of (i) the Distribution Date, (ii) the Redemption Date, and (iii) the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain Rights (as defined in the Rights Agreement) as set forth in a Section 382 Rights Agreement between Tenneco Inc. and Equiniti Trust Company (d/b/a EQ Shareowner Services), as Rights Agent (or any successor rights agent), dated as of April 15, 2020, as it may from time to time be amended or supplemented pursuant to its terms (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Tenneco Inc. and the office or offices of Equiniti Trust Company designated for such purpose. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced separately and will no longer be evidenced by this certificate. Tenneco Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights that are or were acquired or Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement)), including such Rights held by a subsequent holder, may become null and void.

Notwithstanding this Section 3.3, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights. If the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding. Rights shall be issued in respect of all Common Shares issued or disposed of (including upon issuance or reissuance of Common Shares out of authorized but unissued shares) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, and the Final Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date.

4.    Form of Right Certificates. Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon exercise and the Purchase Price shall be subject to adjustment as provided herein.

5.    Countersignature and Registration. Right Certificates shall be duly executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its President or any of its Vice Presidents, either manually or by facsimile signature, and shall be attested by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature or by other customary means of electronic transmission. Upon written request by the Company, the Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature or by other customary means of electronic transmission, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned, either manually or by facsimile or by other customary means of electronic transmission. If any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person that signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person that, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, even if at the date of the execution of this Agreement such Person was not such an officer.

Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Agreement, the Rights Agent will keep or cause to be kept, at its office or offices designated for such purpose, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, and the date of each of the Right Certificates.

6.     Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

6.1    Subject to the provisions of Section 14, at any time after the Distribution Date, and prior to the earlier of the Redemption Date and the Final Expiration Date, any Right Certificate (other than a Right Certificate representing Rights that have become null and void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Right Certificate, entitling the registered holder to purchase a like number of Preferred Shares as the Right Certificate surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender (together with any required form of assignment and certificate duly executed and properly completed) the Right Certificate to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Right Certificate or the Affiliates or Associates thereof, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, as the Company or the Rights Agent shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of the Right Certificates of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

6.2    Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate (other than any Right Certificate representing Rights that have become null and void pursuant to Section 11.1.2, that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24), and the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Right Certificate or the Affiliates or Associates thereof, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, as the Company or the Rights Agent shall request (including a signature guarantee and such other documentation as the Rights Agent may reasonably request) and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and, in case of mutilation, upon surrender to the Rights Agent and cancellation of the Right Certificate, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7.     Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1    The registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11.1.2, have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24) may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the appropriate form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share represented by a Right that is exercised and an amount equal to any applicable transfer tax or charges required to be paid pursuant to Section 9, prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed pursuant to Section 23, and (iii) the time at which the Rights are exchanged pursuant to Section 24.

7.2    The purchase price to be paid upon the exercise of each Right to purchase one one-thousandth of a Preferred Share represented by a Right shall initially be $27.00 (the “Purchase Price”) and shall be payable in lawful money of the United States of America in accordance with Section 7.3. Each Right shall initially entitle the holder to acquire one one-thousandth of a Preferred Share upon exercise of the Right. The Purchase Price and the number of Preferred Shares or other securities for which a Right is exercisable shall be subject to adjustment from time to time as provided in Sections 11 and 13.

7.3    Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the number of Rights exercised and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 by cash, certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly: (i)(A) requisition from any transfer agent of the Preferred Shares (or from the Company if there shall be no such transfer agent, or make available, if the Rights Agent is the transfer agent) certificates for the number of Preferred Shares to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from any depositary agent for the Preferred Shares depositary receipts representing such number of Preferred Shares as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request; (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14 or Section 24; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated in writing by such holder; and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to this Agreement, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other assets.

7.4    If the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14.

7.5    Notwithstanding anything in this Agreement or the Right Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities of the Company upon the occurrence of any purported transfer or exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, as the Company and the Rights Agent shall reasonably request.

8.    Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights

Agent shall at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Right Certificates that have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the time period required by applicable law and regulation. Upon written request of the Company, and at the expense of the Company, the Rights Agent shall provide to the Company or its designee copies of such electronic records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

9.     Status and Availability of Preferred Shares.

9.1    The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

9.2    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates (or entry in the book-entry account system of the Company) for such Preferred Shares (subject to payment of the Purchase Price and compliance with all other applicable provisions of this Agreement), be duly and validly authorized and issued and fully paid and non-assessable shares.

9.3    The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, and shall not be required to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax is due.

10.    Preferred Shares Record Date. Each Person in whose name any certificate (or entry in the book-entry account system of the Company) for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate or book-entry shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.    Adjustment of Purchase Price, Number of Shares or Number of Rights.

11.1    General.

    11.1.1    In the event that the Company shall at any time after the date of this Agreement (i) declare a dividend on the Preferred Shares payable in Preferred Shares, (ii) subdivide the outstanding Preferred Shares, (iii) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (iv) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both this Section 11.1.1 and Section 11.1.2 hereof, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to Section 11.1.2 hereof.

   11.1.2    Subject to the second paragraph of this Section 11.1.2 and to Section 24, from and after the Stock Acquisition Date, (A) each holder of a Class A Right shall have a right to receive, upon exercise of each Class A Right, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Class A Common Shares as shall equal the result obtained by dividing the current Purchase Price by 50% of the then Current Per Share Market Price of the Company’s Class A Common Shares (determined pursuant to Section 11.4) on the Stock Acquisition Date, and (B) each holder of a Class B Right shall have a right to receive, upon exercise of each Class B Right, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Class B Common Shares as shall equal the result obtained by dividing the current Purchase Price by 50% of the then Current Per Share Market Price of the Company’s Class B Common Shares (determined pursuant to Section 11.4) on the Stock Acquisition Date.

From and after the Stock Acquisition Date, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person (or any Associate or Affiliate of such Acquiring Person), (ii) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee after the Acquiring Person becomes an Acquiring Person or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and who receives such Rights (A) with actual knowledge that the transferor is or was an Acquiring Person or (B) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or such Associate or Affiliate) has any continuing agreement, arrangement, understanding or relationship (whether or not in writing) regarding the transferred Rights or (y) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect of the avoidance of this Section 11.1.2, (each such Person described in (i)-(iii) above, an “Excluded Person”) shall, in each such case, be null and void, and any holder of such Rights (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificates shall be issued pursuant to Sections 3, 6, 7.4 or 11 or otherwise hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall, upon receipt of written notice directing it to do so, be canceled by the Rights Agent.

   11.1.3    If there are not sufficient authorized but unissued Class A Common Shares or Class B Common Shares, as applicable, to permit the exercise in full of the Rights in accordance with Section 11.1.2 or the exchange of the Rights in accordance with Section 24, or should the Board of Directors so elect, the Company may with respect to such deficiency, (i) determine the excess (the “Spread”) of (x) the value of the Class A Common Shares or Class B Common Shares issuable upon the exercise of a Right as provided in Section 11.1.2 (the “Current Value”) over (y) the Purchase Price, and (ii) with respect to each Class A Right or Class B Right, make adequate provision to substitute for such Class A Common Shares or Class B Common Shares, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (A) cash, (B) a reduction in the Purchase Price, (C) Class A Common Shares, Class B Common Shares or other equity securities of the Company (including shares, or units of shares, of preferred stock which the Board of Directors has determined to have the same value as the Class A Common Shares (“Class A Common Stock Equivalents”) or the Class B Common Shares (“Class B Common Stock Equivalents”), as applicable), (D) debt securities of the Company or (E) other assets, property or instruments. The Company shall provide the Rights Agent with prompt reasonably detailed written notice of any final determination under the previous sentence.

If the Board of Directors shall determine in good faith that additional Class A Common Shares or Class B Common Shares should be authorized for issuance upon exercise in full of the Class A Rights or the Class B Rights, the Company may suspend the exercisability of the Class A Rights or the Class B Rights in order to seek any authorization of additional shares, decide the appropriate form of distribution to be made and determine the value thereof. If the exercisability of the Class A Rights or the Class B Rights is suspended pursuant to this Section 11.1.3, the Company shall make a public announcement, and shall promptly deliver to the Rights Agent a statement, stating that the exercisability of the Class A Rights or the Class B Rights has been temporarily suspended. When the suspension is no longer in effect, the Company shall make another public announcement, and promptly deliver to the Rights Agent a statement, so stating. For purposes of this Section 11.1.3, the value of the Class A Common Shares or the Class B Common Shares shall be the Current Per Share Market Price of the Class A Common Shares or the Class B Common Shares, as applicable (as determined pursuant to Section 11.4.1), as of the Stock Acquisition Date, and the value of any Class A Common Stock Equivalent or Class B Common Stock Equivalent shall be deemed to have the same value as the Class A Common Shares or the Class B Common Shares, as applicable, on such date.

11.2    If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then Current Per Share Market Price of the Preferred Shares (as determined pursuant to Section 11.4.2) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares to be offered (or the aggregate initial conversion price of the convertible securities to be offered) would purchase at such Current Per Share Market Price and (ii) the denominator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities to be offered are initially convertible); provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent, which shall be conclusive for all purposes. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. If such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.3    If the Company fixes a record date for the making of a distribution to all holders of the Preferred Shares (including any distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving Person) or evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be the then Current Per Share Market Price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and which shall be conclusive for all purposes) of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to one Preferred Share and (ii) the denominator of which shall be the then Current Per Share Market Price of the Preferred Shares; provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed. If such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.4    Current Per Share Market Price.

   11.4.1    For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security on any date shall be deemed to be the average of the daily closing prices per share of such security for the 30 consecutive Trading Days immediately prior to such date; provided, that if the Current Per Share Market Price of the security is determined during a period (i) following the announcement by the issuer of such security of (A) a dividend or distribution on such security payable in shares of such security or other securities convertible into such shares, or (B) any subdivision, combination or reclassification of such security, and (ii) prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of such security. The closing price for each day shall be the last sale price or, if no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported by NYSE, or, if on any such date the security is not quoted by NYSE, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected by the Board of Directors. If on any such date no such market maker is making a market in the security, the fair value of the security on such date as determined in good faith by the Board of Directors shall be used.

   11.4.2    For the purpose of any computation hereunder, the “Current Per Share Market Price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11.4.1. If the Preferred Shares are not publicly traded, the “Current Per Share Market Price” of the Preferred Shares shall be conclusively deemed to be the Current Per Share Market Price of the Class A Common Shares as determined pursuant to Section 11.4.1 (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by one thousand. If neither the Class A Common Shares nor the Preferred Shares are publicly held or so listed or traded, “Current Per Share Market Price” means the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.5    No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a Preferred Share or one one-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Section 11 shall be made no later than three years from the date of the transaction which requires such adjustment.

11.6    If, as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11.1 through 11.3, inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

11.7    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Preferred Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8    Unless the Company exercises its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3,

each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a Preferred Share (calculated to the nearest one one-thousandth of a Preferred Share) obtained by (i) multiplying the number of one one-thousandth of a Preferred Share covered by a Right immediately prior to this adjustment by the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Preferred Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. The record date may be the date on which the Purchase Price is adjusted or any day thereafter but, if the Right Certificates have been distributed, shall be at least ten days after the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

11.10    Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Preferred Shares which were expressed in the initial Right Certificates issued hereunder.

11.11    Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.

11.12    If this Section 11 requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may defer, until the occurrence of such event, issuing to the holder of any Right exercised after such record date Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring adjustment.

11.13    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of any rights, options or warrants referred to in Section 11.2 made by the Company after the date of this Agreement to holders of its Preferred Shares shall not be taxable to such stockholders.

11.14    If, at any time after the date of this Agreement and prior to the Distribution Date, the Company (i) declares or pays any dividend on the Common Shares payable in Common Shares or (ii) effects a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-thousandths of a Preferred Share purchasable after such event upon exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11.14 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is affected.

12.    Certificate of Adjustment. Whenever an adjustment or any event affecting the Rights or their exercisability (including an event that causes Rights to become null and void) occurs is made as provided in Sections 11 and 13, the Company shall promptly (i) prepare a certificate setting forth such adjustment and a reasonably detailed statement of the facts, computation, methodology and accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate, and (iii) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be obligated or responsible for calculating any adjustment, nor shall the Rights Agent be deemed to have knowledge of such an adjustment or any such event, unless and until it shall have received such certificate. Notwithstanding the foregoing sentence, but without limiting any of the rights or immunities of the Rights Agent, the failure of the Company to make such certification or give such notice shall not affect the validity of, or the force or effect of, the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or 13 hereof shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be entitled to rely on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect thereto, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

13.    Consolidation, Merger, Sale or Transfer of Assets or Earning Power.

  13.1    If, at any time after a Stock Acquisition Date, (i) the Company consolidates with, or merges with and into, any other Person; (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving Person of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) the Company sells or otherwise transfers (or one or more of its Subsidiaries sell or otherwise transfer), in one or more transactions, assets or Earning Power aggregating 50% or more of the assets or Earning Power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned Subsidiaries, then proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall have the right to receive, upon the exercise of each Right in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving Person) equal to the result obtained by dividing the then current Purchase Price by 50% of the then Current Per Share Market Price of the Common Shares of such other Person (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; (B) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such issuer; and (D) such issuer shall take steps (including the reservation of a sufficient number of shares of its common stock in accordance with Section 9) in connection with such consummation as may be necessary to ensure that the provisions hereof shall thereafter be applicable in relation to the common stock thereafter deliverable upon the exercise of the Rights.

  13.2    The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement providing for such issuer’s compliance with this Section 13. The Company shall not enter into any transaction of the kind referred to in this Section 13 if, at the time of such transaction, there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall apply to successive mergers or consolidations or sales or other transfers.

  13.3    For purposes of this Agreement, the “Earning Power” of the Company and its Subsidiaries shall be determined in good faith by the Company’s Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

14.     Fractional Rights and Fractional Shares.

  14.1    The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second sentence of Section 11.4.1) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

  14.2    The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights, to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares in the Company’s share register (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an agreement between the Company and a depositary selected by the Company; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14.2, the current market value of a Preferred Share shall be the closing price of a Preferred Share (pursuant to Section 11.4.1) for the Trading Day immediately prior to the date of such exercise.

  14.3    For purposes of this Section 14, the closing price for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices as reported by NYSE, or if on any such date the Rights or Preferred Shares, as applicable, are not listed on NYSE, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights or Preferred Shares, as applicable, selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights or Preferred Shares, as applicable, the fair value of the Rights or Preferred Shares, as applicable, on such date as determined in good faith by the Board of Directors shall be used.

  14.4    The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided in this Section 14).

  14.5    Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15.    Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates. Any registered holder of any Right Certificate may, without the consent of the Rights Agent or of the holder of any other Right Certificate, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations hereunder, of the Company.

16.    Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

16.1    prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

16.2    after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with the appropriate form of certification, properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

16.3    the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate or, in the case of uncertificated Common Shares, by the book-entry that evidences record ownership of such Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate or book-entry made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

16.4    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

17.    Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends, or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

18.    Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon, and, from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, administration, execution and amendment, of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence or willful misconduct on the part of the Rights Agent (which gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance and, administration of, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim or liability arising therefrom or in connection therewith, directly or indirectly. The provisions under this Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent. The reasonable costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in each case in reliance upon any Right Certificate or certificate for Preferred Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

19.    Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. If, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned. If, at that time, any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

If, at any time, the name of the Rights Agent changes and any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned. If, at that time, any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

20.     Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

20.1    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee or legal counsel of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

20.2    Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by a Person reasonably believed by the Rights Agent to be any one of the Chief Executive Officer, the Chairman of the Board of Directors, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20.2.

20.3    The Rights Agent shall be liable to the Company and any other Person hereunder only for its own gross negligence or willful misconduct (which gross negligence or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the 12 months immediately preceding the event for which recovery from the Rights Agent is being sought.

20.4    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same. All such statements and recitals are and shall be deemed to have been made by the Company only.

20.5    The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any determination by the Board of Directors with respect to the Rights or breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any modification by or order of any court, tribunal or governmental authority in connection with the foregoing, any change in the exercisability of the Rights or any adjustment required under the provisions of Sections 11 or 13 or for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 describing such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when so issued, be validly authorized and issued, fully paid, and non-assessable.

20.6    The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including, without limitation, obligations under applicable regulation or law.

20.7    The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

20.8    The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required or reasonably requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

20.9    The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any Person reasonably believed by the Rights Agent to be any one of the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such advice or instructions shall provide full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such officer or for any delay in acting while waiting for these instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent advice or instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement.

20.10    The Rights Agent and any affiliate, stockholder, director, officer, agent, representative or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement, in each case in compliance with applicable laws. Nothing herein shall preclude the Rights Agent and such other Persons from acting in any other capacity for the Company or for any other legal entity.

20.11    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents. The Rights Agent shall not be answerable or accountable for any act, omission, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence in the selection and continued employment of such attorneys or agents thereof (which gross negligence must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

20.12    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

20.13    The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate or whether any Requesting Person has been designated as an Exempt Person) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

20.14    The Rights Agent shall have no responsibility to the Company or any holders of the Right Certificates for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company in accordance with Section 26, to each transfer agent of the Common Shares and the Preferred Shares in accordance with Section 26. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent in accordance with Section 26, as the case may be, and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, and, after the Distribution Date, to the holders of the Right Certificates by first-class mail. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the incumbent Rights Agent or registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person (other than a natural person) organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers, is subject to supervision or examination by federal or state authority, and has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (ii) an Affiliate of a Person described in clause (i) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing, and shall thereafter be discharged from all duties and obligations hereunder. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and, after the Distribution Date, mail a notice in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22.    Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company may, with respect to Common Shares so issued or sold, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, that no such Right Certificates may be issued if, and to the extent that, the Company, in its sole discretion, determines that such issuance would jeopardize or endanger the value or availability to the Company of the Tax Attributes or otherwise create a significant risk of material adverse tax consequences to the Company.

23.    Redemption.

  23.1    The Board of Directors may, at its option, at any time prior to the earlier to occur of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.

  23.2    Immediately upon the time of the effectiveness of the redemption of the Rights or such earlier time as may be determined by the Board of Directors in the action ordering such redemption (although not earlier than the time of such action) (the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten Business Days after action of the Board of Directors ordering the redemption of the Rights, the Company shall mail, or cause the Rights Agent to mail (at the expense of the Company), a notice of redemption to the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24, other than in connection with the purchase of Common Shares prior to the Distribution Date.

24.    Exchange.

  24.1    The Board of Directors may, at its option, at any time after a Stock Acquisition Date, mandatorily exchange all or part of the then outstanding and exercisable Rights (which excludes Rights that have become void pursuant to Section 11.1.2) for Common Shares at an exchange ratio of one Class A Common Share per one one-thousandth of a Preferred Share represented by a Class A Right or one Class B Common Share per one one-thousandth of a Preferred Share represented by a Class B Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Exchange Ratio”). From and after the occurrence of an event specified in Section 13.1, any Right that theretofore has not been exchanged pursuant to this Section 24 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

  24.2    Immediately upon the action of the Board of Directors ordering the exchange of the Class A Rights or the Class B Rights pursuant to Section 24.1, and without any further action and without any notice, (i) the right to exercise such Class A Rights shall terminate and the only right thereafter of a holder of such Class A Rights shall be to receive that number of Class A Common Shares equal to the number of such Class A Rights held by such holder multiplied by the Exchange Ratio and (ii) the right to exercise such Class B Rights shall terminate and the only right thereafter of a holder of such Class B Rights shall be to receive that number of Class B Common Shares equal to the number of such Class B Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give reasonably detailed written notice of any such exchange to the Rights Agent, and shall promptly give public notice of any such exchange;

provided, that the failure to give, or any defect in, any such notice shall not affect the validity of such exchange. Within ten Business Days after action by the Board of Directors ordering the exchange of any Rights pursuant to Section 24.1, the Company shall mail, or cause the Rights Agent to mail, a notice of any such exchange to the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Class A Common Shares for Class A Rights or Class B Common Shares for Class B Rights will be effected and, in the event of any partial exchange, the number of Class A Rights or Class B Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Class A Rights or Class B Rights (other than Class A Rights or Class B Rights which have become void pursuant to the provisions of Section 11.1.2) held by each holder of Class A Rights or Class A Rights.

  24.3    In any exchange pursuant to this Section 24, the Company, at its option, may substitute (i) Preferred Shares or Class A Common Stock Equivalents for Class A Common Shares or (ii) Preferred Shares or Class B Common Stock Equivalents for Class B Common Shares, in each case, exchangeable for Class A Rights or Class B Rights at the initial rate of one one-thousandth of a Preferred Share (or an appropriate number of Class A Common Stock Equivalents or Class B Common Stock Equivalents) for each Class A Common Share or Class B Common Share, as appropriately adjusted.

  24.4    If there shall not be sufficient Class A Common Shares, Class B Common Shares, Preferred Shares, Class A Common Stock Equivalents or Class B Common Stock Equivalents authorized but unissued to permit any exchange of Class A Rights or Class B Rights as contemplated in accordance with this Section 24, the Company shall use its reasonable efforts to authorize additional Class A Common Shares, Class B Common Shares, Preferred Shares, Class A Common Stock Equivalents or Class B Common Stock Equivalents for issuance upon exchange of the Class A Rights or Class B Rights.

  24.5    The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole Common Share. For the purposes of this Section 24.5, the current per share market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11.4.1) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

  24.6    Notwithstanding anything in this Section 24 to the contrary, the exchange of the Rights may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish. Without limiting the preceding sentence, the Board of Directors may (i) in lieu of issuing Class A Common Shares, Class B Common Shares or any other securities contemplated by this Section 24 to the Persons entitled thereto in connection with the exchange (such Persons, the “Exchange Recipients,” and such shares and other securities, together with any dividends or distributions made on such shares or other securities, the “Exchange Property”) issue, transfer or deposit the Exchange Property to or into a trust or other entity (the “Trust”) created upon such terms as the Board of Directors may determine to hold all or a portion of the Exchange Property for the benefit of the Exchange Recipients,

(ii) permit the Trust to exercise all of the rights that a stockholder of record would possess with respect to any shares deposited in the Trust and (iii) direct that all holders of Rights entitled to receive Exchange Property shall be entitled to receive such Exchange Property only from the Trust and only upon compliance with the relevant terms and provisions of the Trust and subject to such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting an exchange of Rights, the Company may require (or cause the trustee or other governing body of the Trust to require), as a condition thereof, that any Exchange Recipient provide evidence that it is not an Acquiring Person, including evidence of the identity of the current or former Beneficial Owners thereof and their Affiliates and Associates. If any Person shall fail to comply with any request to provide such evidence, the Company shall be entitled conclusively to deem the Rights held by such Person to be null and void pursuant to Section 11.1.2 and not transferable or exercisable or exchangeable in connection herewith. In the event that the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as the Board of Directors deems advisable.

25.    Notice of Certain Events.

  25.1    If the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend); (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares); (iv) to effect any consolidation or merger into or with any other Person, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or Earning Power of the Company and its Subsidiaries (taken as a whole) to any other Person; (v) to effect the liquidation, dissolution or winding-up of the Company; or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares, or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate and the Rights Agent, in accordance with Section 26, a reasonably detailed notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of the Common Shares or Preferred Shares or both, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares or Preferred Shares or both, whichever shall be the earlier.

  25.2    The Company shall, as soon as practicable after a Stock Acquisition Date, give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice that describes the transaction in which a Person became an Acquiring Person and the consequences of the transaction to holders of Rights under Section 11.1.2.

26.    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by overnight delivery service or first-class mail, postage prepaid, properly addressed (until another address is filed in writing with the Rights Agent) as follows:

Tenneco Inc.

500 North Field Drive

Lake Forest, Illinois 60045

Attention:     Brandon B. Smith

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be deemed given upon receipt and shall be sufficiently given or made if in writing when sent by overnight delivery service or registered or certified mail properly addressed (until another address is filed in writing with the Company) as follows:

Equiniti Trust Company

1110 Centre Pointe Curve, Suite 101

Mendota Heights, MN 55120-4100

Attention:     Account Management Team

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if in writing, when sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27.    Supplements and Amendments. The Company may from time to time, and the Rights Agent shall if the Company so directs in writing, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, that, at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates). For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and Preferred Shares) as contemplated hereby and to ensure that an Excluded Person does not obtain the benefits thereof, and amendments in respect of the foregoing shall not be deemed to adversely affect the interests of the holders of Rights. Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent, subject to certification by any of the officers of the Company listed in Section 20.2 that any such supplement or amendment complies with this Section 27. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities hereunder. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

28.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates.

30.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

31.    Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely within the State of Delaware; provided, that all provisions regarding the rights, duties, liabilities and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

32.    Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

33.    Descriptive Headings and Construction. Descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. In this Agreement, (i) the word “including” (in its various forms) means “including, without limitation,” and (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement.

34.    Administration. Other than with respect to rights, duties, obligations and immunities of the Rights Agent, the Board of Directors, or a duly authorized committee of the Board of Directors, shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors, or a duly authorized committee of the Board of Directors, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, holders of the Rights and all other parties and shall not subject the Board of Directors, or a duly authorized committee of the Board of Directors, to any liability to the holders of the Rights. The Rights Agent is entitled always to assume that the Board of Directors, or a duly authorized committee of the Board of Directors, as applicable, acted in good faith and shall be fully protected and incur no liability in reliance thereon.

35.     Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including acts of God, terrorist acts, pandemics, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

36.    Process to Seek Exemption. Any Person who desires to effect any acquisition of Class A Common Shares that might, if consummated, result in such Person beneficially owning 4.9% or more of the Class A Common Shares then outstanding (such Person, a “Requesting Person”) may request that the Board of Directors grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an Exempt Person for purposes of this Agreement (such request, an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Class A Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Class A Common Shares aggregating 4.9% or more of the Class A Common Shares then outstanding and the maximum number and percentage of Class A Common Shares that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within 20 Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within 20 Business Days after receipt of an Exemption Request shall be deemed to constitute denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if it receives, at the request of the Board of Directors, a report from the Company’s advisors to the effect that the acquisition of Beneficial Ownership of Class A Common Shares by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole and absolute discretion that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Class A Common Shares in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company’s Tax Attributes. Any Exemption Request must be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the determination of the Board of Directors with respect thereto, unless the information contained in the Exemption Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the directors who are independent of the Requesting Person and disinterested with respect to the Exemption Request and the action of a majority of such directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request.

[Signature Pages Follow]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

TENNECO INC.

By:	/s/ Brandon B. Smith
Name:	Brandon B. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Section 382 Rights Agreement]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

EQUINITI TRUST COMPANY

By:	/s/ Martin J. Knapp
Name:	Martin J. Knapp
Title:	Vice President

[Signature Page to Section 382 Rights Agreement]

EXHIBIT A

FORM

of

CERTIFICATE OF DESIGNATIONS

of

SERIES A PREFERRED STOCK

of

TENNECO INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board of Directors”) as required by Section 151 of the General Corporation Law on April 15, 2020:

RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, a series of preferred stock, par value $0.01 per share, of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1.    Designation and Amount. The shares of this series shall be designated as Series A Preferred Stock (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 125,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2.    Dividends and Distributions.

(A)    Subject to the rights of the holders of any shares of any series of preferred stock, par value $0.01 per share, of the Corporation (“Preferred Stock”) (or any other stock of the Corporation) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly

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dividends payable in cash on the last day of March, June, September and December in each year (each such date a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate per share amount of all cash dividends, and 1,000 multiplied by the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Class A Voting Common Stock, par value $0.01 per share, of the Corporation (the “Class A Common Stock”), shares of Class B Non-Voting Common Stock, par value $0.01 per share, of the Corporation (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C)    Dividends due pursuant to paragraph (A) of this Section 2 shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.    Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of

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the stockholders of the Corporation. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    Except as otherwise provided in the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), including any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)    Except as set forth herein, or as otherwise required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.    Certain Restrictions.

(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)    declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock;

(ii)    declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series A Preferred Stock.

(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

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Section 5.    Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall take all such actions as are necessary to cause all such shares to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6.    Liquidation, Dissolution or Winding-Up.

(A)    Upon any liquidation, dissolution or winding-up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock unless, prior thereto, the holders of Series A Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    If there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)    Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section 6.

Section 7.    Consolidation, Merger, Etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or

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otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.    Amendment. While any Series A Preferred Stock is issued and outstanding, the Certificate of Incorporation shall not be amended in any manner, including in a merger or consolidation, which would alter, change or repeal the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

Section 9.    Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding-up, junior to all other series of Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its duly authorized officer this 15th day of April 2020.

Tenneco Inc.

By:
Name:
Title:

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EXHIBIT B

Form of Right Certificate

Certificate No. R-	[Class A // B] Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) OR EARLIER IF REDEMPTION, EXCHANGE OR TERMINATION OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID.

Class [A // B] Right Certificate

TENNECO INC.

This certifies that                     , or his, her or its registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement (as may be amended from time to time, the “Rights Agreement”), dated as of April 15, 2020, between Tenneco Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company (d/b/a EQ Shareowner Services), a New York limited trust company, as rights agent (or any successor rights agent) (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Final Expiration Date (as such term is defined in the Rights Agreement) or earlier under certain circumstances set forth in the Rights Agreement, at the office or offices of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a purchase price of $27.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase properly completed and duly executed, accompanied by such documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of April 15, 2020, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

From and after the occurrence of a Stock Acquisition Date (as defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by this reference and

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made a part hereof, and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office or offices of the Rights Agent designated for such purpose.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, accompanied by such documentation as the Rights Agent may reasonably request, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at the Company’s option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Class A Voting Common Stock, par value $0.01 per share, Class B Non-Voting Common Stock, par value $0.01 per share, Preferred Shares, cash, debt securities, or other assets, property or instruments, as applicable. The shares and other securities transferred as part of the exchange may be transferred to a trust created upon such terms as the Board of Directors of the Company may determine.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     .

Attest:	Tenneco Inc.

By:

Countersigned:

Equiniti Trust Company, Rights Agent

By:
Authorized Signature

B-B-3

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED,                                                                       hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                                  , Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Date:	Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to Class A Common Shares underlying a Derivative Position described in the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Signature

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Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Right Certificate.)

TO TENNECO INC.:

The undersigned hereby irrevocably elects to exercise                          Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert Social Security or other identifying number:                                                                     .

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert Social Security or other identifying number:                                                                     .

(Please print name and address)

Dated: ,	Signature

(Signature must conform to the holder specified on the Right Certificate)

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

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Form of Reverse Side of Right Certificate — continued

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to Class A Common Shares underlying a Derivative Position described in the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Signature

NOTICE

The signature in the foregoing Forms of Assignment and Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event that the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such assignment or election to purchase will not be honored.

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EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

On April 15, 2020, the Board of Directors of Tenneco Inc. (the “Company”) declared a dividend of (i) one preferred share purchase right (a “Class A Right”) for each outstanding share of Class A Voting Common Stock, par value $0.01 per share, of the Company (the “Class A Common Shares”) and (ii) one preferred share purchase right (a “Class B Right” and, together with the Class A Rights, the “Rights”) for each outstanding share of Class B Non-Voting Common Stock, par value $0.01 per share, of the Company (the “Class B Common Shares” and, together with the Class A Common Shares, the “Common Shares”), outstanding on April 27, 2020 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a price of $27.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Section 382 Rights Agreement (the “Rights Agreement”), dated as of April 15, 2020, between the Company and Equiniti Trust Company (d/b/a EQ Shareowner Services), a New York limited trust company, as Rights Agent. Capitalized terms used but not defined in this summary have the meanings ascribed to such terms in the Rights Agreement.

The Rights Agreement is intended to, among other things, avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended, and thereby preserve the ability of the Company to utilize certain tax attributes of the Company and its subsidiaries.

Until the earlier to occur of (i) the Close of Business on the tenth day following the acquisition of Beneficial Ownership of 4.9% or more of the outstanding Class A Common Shares (including ownership of a Derivative Position) by a Person or group of affiliated or associated Persons (an “Acquiring Person”) (or, in the event that an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date) and (ii) ten Business Days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Class A Common Shares (the earlier of such dates, the “Distribution Date”), the Rights will be evidenced by Common Share certificates with a copy of this Summary of Rights attached thereto (unless such Rights are recorded in book-entry); provided, that each certificate (or other evidence of book-entry or other uncertificated ownership) representing Common Shares outstanding as of the Close of Business on the Record Date evidencing the Rights shall be deemed to incorporate by reference the terms of the Rights Agreement.

B-C-1

A Person shall not be deemed to be an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding (a “Grandfathered Stockholder”); provided, that if a Grandfathered Stockholder becomes (other than pursuant to the vesting or exercise of any equity awards issued to a member of the Board of Directors or pursuant to additional grants of any such equity awards to a member of the Board of Directors), after the date of the Rights Agreement, the Beneficial Owner of any additional Class A Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Class A Common Shares then outstanding Beneficially Owned by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Class A Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9% of the outstanding Class A Common Shares, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder. For the avoidance of doubt, in the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Class A Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Class A Common Shares that confers Beneficial Ownership of Class A Common Shares shall be considered the acquisition of Beneficial Ownership of additional Class A Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Class A Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding.

“Beneficial Ownership” shall include any securities (i) which a Person or any of such Person’s Affiliates or Associates (a) would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations promulgated thereunder, including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (b) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act or (c) has the right or ability to vote, or the right to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are directly or indirectly Beneficially Owned by any other Person with which a Person has any agreement, arrangement or understanding for the purpose of acquiring, holding or voting such securities, or changing, obtaining or influencing control of the Company or (iii) which are the subject of, or reference securities for, or that underlie, certain derivative positions of any Person or any of such Person’s Affiliates or Associates.

Any Person, together with all Affiliates and Associates of such Person, who proposes to acquire 4.9% or more of the outstanding Class A Common Shares may apply to the Board of Directors in advance for an exemption in accordance with and pursuant to the terms of the Rights Agreement.

B-C-2

The Rights Agreement provides that, until the Distribution Date (or the earlier expiration or redemption of the Rights), the Rights will be transferred with and only with the Common Shares. New Rights will accompany any new Common Shares issued by the Company after the Record Date, until the Distribution Date (or the earlier expiration or redemption of the Rights). Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the Distribution Date, and such separate Right Certificates alone will evidence the Rights (unless such Rights are recorded in book-entry).

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting a proposal to approve the Rights Agreement has not been passed by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are present in person or by proxy and entitled to vote thereon at the 2021 annual meeting or any other meeting of stockholders of the Company duly held prior to such meeting, (ii) the date on which the Board of Directors determines in its sole discretion that (x) the Rights Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on October 2, 2021 (the “Final Expiration Date”).

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1,000 multiplied by the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a payment per share equal to 1,000 multiplied by the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common

B-C-3

Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 multiplied by the amount received per Common Share.

From and after the time any Person becomes an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

If any Person becomes an Acquiring Person, proper provision shall be made so that each holder of a Class A Right or a Class B Right, other than Rights Beneficially Owned by the Acquiring Person and its Affiliates and Associates (all of which will thereafter be void), will thereafter have the right to receive upon exercise that number of Class A Common Shares or Class B Common Shares, as applicable, having a market value of two times the exercise price of the Right. If the Board of Directors so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities, or other property equivalent in value to the Class A Common Shares or Class B Common Shares, as applicable, issuable upon exercise of a Right.

If, at any time after a Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or Earning Power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Class A Common Shares, the Board of Directors may exchange the (i) Class A Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Class A Common Share per Right (subject to adjustment) and (ii) Class B Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The shares and other securities transferred as part of the exchange may be transferred to a trust created upon such terms as the Board of Directors of the Company may determine.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

At any time prior to the earlier to occur of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

B-C-4

Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights. However, at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), the Rights Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. The foregoing summary of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

B-C-5

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Annual Meeting of Stockholders May 14, 2021

Tenneco Inc.

500 North Field Drive, Lake Forest, Illinois 60045

TENNECO INC. 500 N. FIELD DRIVE LAKE FOREST, IL 60045 ATTN: CORPORATE SECRETARY

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT on May 13, 2021 for shares held directly and by 11:59 P.M. EDT on May 11, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TEN2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT on May 13, 2021 for shares held directly and by 11:59 P.M. EDT on May 11, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

PRELIMINARY—SUBJECT TO COMPLETION

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D33260-P49434-Z79092 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TENNECO INC.
The Board of Directors recommends you vote FOR the following:

1.	Elect the following 10 director nominees:
	Nominees:			For	Against	Abstain

	1a.	Roy V. Armes		☐	☐	☐	The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.		For	Against	Abstain

	1b.	Thomas C. Freyman		☐	☐	☐	2.	Ratify appointment of PricewaterhouseCoopers LLP as independent public accountants for 2021.	☐	☐	☐

	1c.	Denise Gray		☐	☐	☐	3.	Approve executive compensation in an advisory vote.	☐	☐	☐

	1d.	Brian J. Kesseler		☐	☐	☐	4.	Approve the Tenneco Inc. 2021 Long-Term Incentive Plan.	☐	☐	☐

	1e.	Dennis J. Letham		☐	☐	☐	5.	Ratify the Section 382 Rights Agreement, dated as of April 15, 2020, between the Company and Equiniti Trust Company, as rights agent.	☐	☐	☐
	1f.	James S. Metcalf		☐	☐	☐
NOTE: In the discretion of the Proxies named herein, the Proxies are authorized to vote upon such other matters as may properly come before the meeting (or any adjournment or postponement thereof).
	1g.	Aleksandra A. Miziolek		☐	☐	☐
	1h.	Charles K. Stevens, III		☐	☐	☐
	1i.	John S. Stroup		☐	☐	☐
	1j.	Jane L. Warner		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Form 10-K and 401k Letter are available at www.proxyvote.com.

D33261-P49434-Z79092

TENNECO INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The Stockholder(s) hereby appoint(s) Brian J. Kesseler and Thomas J. Sabatino, Jr., or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Tenneco Inc. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. CDT on May 14, 2021, held virtually at www.virtualshareholdermeeting.com/TEN2021, and any postponement(s) or adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSALS TWO, THREE, FOUR AND FIVE.

NOTE TO PARTICIPANTS IN THE 401K PLAN

If you are a stockholder under the 401k Plan voting online or by phone, the voting deadline is 11:59 p.m. EDT on May 11, 2021. If you are a stockholder under the 401k Plan voting by mail, to avoid delay please mail your proxy card with time for it to be delivered to the tabulating agent the day before the voting cutoff date.

Continued and to be signed on reverse side